     As Filed with the Securities and Exchange Commission on April 29, 2002


                                                    Registration No. 333-57681

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                       Post-Effective Amendment No. 9 to
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                       WRL SERIES LIFE CORPORATE ACCOUNT
                             (Exact name of trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              (Name of depositor)

                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
         (Complete address of depositor's principal executive offices)


         (Name and complete address
           of agent for service)                 Copy to:

Thomas E. Pierpan, Esq.                          Fredrick R. Bellamy, Esq.
Western Reserve Life Assurance Co. of Ohio       Sutherland Asbill & Brennan LLP
570 Carillon Parkway                             1275 Pennsylvania Avenue, N.W.
St. Petersburg, Florida  33716                   Washington, DC  20004-2415

                  It is proposed that his filing will become effective:

                  [ ] Immediately upon filing pursuant to paragraph (b)
                  [X] On May 1, 2002 pursuant to paragraph (b)
                  [ ] 60 days after filing pursuant to paragraph (a)(1)
                  [ ] On (date) pursuant to paragraph (a)(1) of Rule 485.

     Securities Being Offered: Variable Adjustable Life Insurance Policies

                                     PART I

                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                      AND

                       WRL SERIES LIFE CORPORATE ACCOUNT


     Western Reserve Life Assurance Co. of Ohio ("Western Reserve" "we", "us" or "our"), a Transamerica Company and a member of the AEGON Insurance Group, is offering the variable adjustable life insurance policy (the "Policy") described in this prospectus. Certain Policy provisions may vary based on applicable state law. The Policy provides:

          (1) insurance protection on the life of the insured person named in the Policy, and
          (2) flexibility regarding premium payments and the amount of life insurance benefits payable under the Policy.
     A purchaser of a Policy ("Owner," "you," or "your") may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account (the "Separate Account"). Each subaccount invests its assets in one of the following corresponding mutual fund portfolios (each, a "Portfolio"):


 DEUTSCHE ASSET MANAGEMENT VIT
             FUNDS                   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
 -----------------------------       ------------------------------------------
  Scudder Small Cap Index Fund            Growth Opportunities Portfolio
  Scudder Equity 500 Index Fund              Contrafund(R) Portfolio
Scudder EAFE(R) Equity Index Fund               Growth Portfolio
                                                Balanced Portfolio
                                              High Income Portfolio
                                              Money Market Portfolio


               PIMCO VARIABLE INSURANCE TRUST
               ------------------------------

        Short-Term Portfolio (Institutional Class)
       Total Return Portfolio (Institutional Class)
StocksPLUS Growth and Income Portfolio (Institutional Class)




INVESCO VARIABLE INVESTMENT FUNDS, INC.     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------     ---------------------------------------
      INVESCO VIF -- Growth Fund               Emerging Markets Equity Portfolio
     INVESCO VIF -- Dynamics Fund               Emerging Markets Debt Portfolio
INVESCO VIF -- Financial Services Fund              Mid Cap Value Portfolio
  INVESCO VIF -- Health Sciences Fund
  INVESCO VIF -- Small Company Growth
                  Fund                                 ROYCE CAPITAL FUND
    INVESCO VIF -- Technology Fund                     ------------------
INVESCO VIF -- Telecommunications Fund
                                                    Royce Micro-Cap Portfolio
                                                    Royce Small-Cap Portfolio

      VANGUARD VARIABLE INSURANCE FUND
      --------------------------------

     Vanguard VIF Money Market Portfolio
 Vanguard VIF Short-Term Corporate Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF High Yield Bond Portfolio
       Vanguard VIF Balanced Portfolio
    Vanguard VIF Equity Income Portfolio
     Vanguard VIF Equity Index Portfolio
  Vanguard VIF Diversified Value Portfolio
    Vanguard VIF Mid-Cap Index Portfolio
        Vanguard VIF Growth Portfolio
 Vanguard VIF Small Company Growth Portfolio
    Vanguard VIF International Portfolio
      Vanguard VIF REIT Index Portfolio



    T. ROWE PRICE EQUITY SERIES, INC.       T. ROWE PRICE INTERNATIONAL SERIES, INC.            JANUS ASPEN SERIES
    ---------------------------------       ----------------------------------------            ------------------

  T. Rowe Price Mid-Cap Growth Portfolio       T. Rowe Price International Stock                 Growth Portfolio
  T. Rowe Price Equity Income Portfolio                    Portfolio                      Capital Appreciation Portfolio
T. Rowe Price New America Growth Portfolio                                                  Worldwide Growth Portfolio
 T. Rowe Price Blue Chip Growth Portfolio                                                  Aggressive Growth Portfolio
                                                                                            Flexible Income Portfolio
                                                                                          International Growth Portfolio


     The prospectuses describing the Portfolios accompany this prospectus and provide information on the investment objectives and risks of investing in the Portfolios. The Owner bears the entire investment risk for amounts allocated to a subaccount. The Policy has no guaranteed minimum value.
     The Policy provides a life insurance benefit payable after the insured person's death, and a Net Cash Value (total of amounts in the subaccounts and amounts securing Policy loans) that you may obtain by partially withdrawing amounts from the Policy or by completely surrendering the Policy. The amount of the life insurance benefit may, and the Cash Value will, vary daily with the investment results of the subaccounts and any additional premium payments. However, as long as the Policy remains in force, Western Reserve guarantees that the life insurance benefit will never be less than the Face Amount of the Policy through age 100. While you are not required to make additional premium payments under the Policy, ADDITIONAL PREMIUM PAYMENTS MAY BE NECESSARY TO PREVENT LAPSE IF THERE IS INSUFFICIENT CASH VALUE.
     The Policy provides a free-look period whereby you may cancel the Policy within 10 days after receiving it. Certain states may require a free-look period longer than 10 days. It may not be to your advantage to replace existing insurance with this Policy.
     CURRENT PROSPECTUSES FOR THE PORTFOLIOS MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.
     INTERESTS IN THE POLICY AND SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE POLICY INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS INVESTED.
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                          Prospectus dated May 1, 2002

                               TABLE OF CONTENTS

DEFINITIONS.................................................      4
SUMMARY.....................................................      6
INVESTMENT EXPERIENCE INFORMATION...........................     12
  Rates of Return...........................................     12
ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE
  INSURANCE BENEFITS........................................     14
OTHER PERFORMANCE DATA......................................     17
WESTERN RESERVE AND THE SEPARATE ACCOUNT....................     17
  Western Reserve...........................................     17
  The Separate Account......................................     18
FACTS ABOUT THE POLICY......................................     23
  Availability of the Policy................................     23
  Applying for a Policy.....................................     23
  Free-Look Period..........................................     23
  Premiums..................................................     23
  Policy Lapse and Reinstatement............................     25
  Allocation of Net Premiums and Cash Value.................     25
  Policy Values.............................................     26
  Transfer Privileges.......................................     27
  Surrenders and Partial Withdrawals........................     28
  Loans.....................................................     29
  Life Insurance Benefits...................................     31
  Duration of the Policy....................................     34
  When Insurance Coverage Takes Effect......................     34
  Payment Options...........................................     35
CHARGES AND DEDUCTIONS......................................     35
  Percent of Premium Load...................................     35
  Monthly Deductions........................................     36
  Administrative Charges....................................     37
  Portfolio Expenses........................................     38
OTHER POLICY PROVISIONS AND BENEFITS........................     38
  Ownership.................................................     38
  Assignment................................................     38
  Western Reserve's Right to Contest the Policy.............     38
  Suicide Exclusion.........................................     39
  Misstatement of Age or Sex................................     39
  Modification of the Policy................................     39
  Payments by Western Reserve...............................     39
  Reports to Owners.........................................     40
  Claims of Creditors.......................................     40
  Dividends.................................................     40
  Supplemental Benefits and/or Riders.......................     40

FEDERAL TAX CONSIDERATIONS..................................     41
  Introduction..............................................     41
  Tax Status of the Policies................................     41
  Tax Treatment of Policy Benefits..........................     41
  Possible Tax Law Changes..................................     43
  Possible Charges for Western Reserves' Taxes..............     43
OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE....     43
  Sale of the Policies......................................     43
  Voting Privileges.........................................     43
  Western Reserve's Directors and Executive Officers........     45
  Additional Information....................................     48
  Experts...................................................     48
  Legal Matters.............................................     48
  Legal Proceedings.........................................     48
  Financial Statements......................................     49

     This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, you must not rely on such other information or representations.

     This Policy is not available in the State of New York.


     It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

                                  DEFINITIONS

     Accumulation Unit -- A unit of measurement used to calculate values under the Policy.

     Administrative Office -- Western Reserve's administrative office located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, (610) 439-5253.

     Attained Age -- The Insured's age on the Effective Date, plus the number of complete Policy Years since the Effective Date.

     Beneficiary -- The person(s) to whom Western Reserve pays the Life Insurance Benefit proceeds upon the Insured's death.

     Cash Value -- During the free look period, the Cash Value is the amount in the General Account. After the free look period, the Cash Value is the sum of the value of the Policy's accumulation units in each Subaccount and the Loan Account.

     Code -- The Internal Revenue Code of 1986, as amended.

     Due Proof of Death -- Proof of death satisfactory to Western Reserve. Due Proof of Death may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or
(3) any other proof satisfactory to Western Reserve.

     Effective Date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. Western Reserve uses the Effective Date to determine Policy Months, Policy Years, and Policy Anniversaries.

     Face Amount -- A dollar amount the Owner selects that is shown in the Policy and used to determine the Life Insurance Benefit.

     Free-look Period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of the free-look period varies by state.

     General Account -- Western Reserve's assets other than those allocated to the Separate Account or any other separate account Western Reserve establishes.

     Indebtedness -- The Loan Amount plus any accrued loan interest.

     Insured -- The person whose life is insured by the Policy.

     Issue Age -- The Insured's age on the Effective Date.

     Lapse -- Termination of the Policy at the expiration of the Late Period while the Insured is still living.

     Late Period -- A 62-day period during which an Owner may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

     Life Insurance Benefit -- The amount payable to the Beneficiary under a Life Insurance Benefit Option before adjustments if the Insured dies while the Policy is in force.

     Life Insurance Benefit Option -- One of three options that an Owner may select for the computation of the Life Insurance Benefit Proceeds.

     Life Insurance Benefit Proceeds -- The total amount payable to the Beneficiary if the Insured dies while the Policy is in force. The Life Insurance Benefit Proceeds include reductions for any outstanding Indebtedness and any due and unpaid charges.

     Loan Account -- A portion of the General Account to which Western Reserve transfers Cash Value to provide collateral for any loan taken under the Policy.

     Loan Account Value -- The Cash Value in the Loan Account.

     Loan Amount -- The Loan Amount on the last Policy Anniversary plus any new loans minus any loan repayments. On each Policy Anniversary, Western Reserve adds unpaid loan interest to the Loan Amount.

     Monthly Deduction Day -- The same date in each succeeding month as the Effective Date. Whenever the Monthly Deduction Day falls on a date other than a Valuation Day, the Monthly Deduction Day will be the next Valuation Day.


     Net Cash Value -- The amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

     Net Premium -- The portion of any premium available for allocation to the Subaccounts equal to the premium paid less the applicable percent of premium load.

     1940 Act -- The Investment Company Act of 1940, as amended.

     NYSE -- New York Stock Exchange.

     Owner -- The owner of the Policy, as shown in Western Reserve's records. All of the rights and benefits of the Policy belong to the Owner, unless otherwise stated in the Policy.


     Planned Premium -- The premium the Owner selects as a level amount that he or she plans to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all Planned Premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the Planned Premiums, may be necessary to prevent lapse.


     Policy Anniversary -- The same date in each Policy Year as the Effective Date.

     Policy Month -- A one-month period beginning on the Monthly Deduction Day.

     Policy Year -- A twelve-month period beginning on the Effective Date or on a Policy Anniversary.

     Portfolio(s) -- A series of a mutual fund in which a corresponding Subaccount invests its assets.

     SEC -- U.S. Securities and Exchange Commission.

     Separate Account -- WRL Series Life Corporate Account, a separate investment account Western Reserve established to receive and invest Net Premiums allocated under the Policy.

     Settlement Option -- The manner in which an Owner or Beneficiary elects to receive the amount of any surrender or partial withdrawal or the Life Insurance Benefit Proceeds.

     Subaccount -- A subdivision of the Separate Account, whose assets are invested in a corresponding Portfolio.

     Subaccount Value -- The Cash Value in a Subaccount.

     Target Premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.


     Valuation Day -- For each Subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a Subaccount's corresponding Portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a Portfolio does not value its shares.



     Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each Valuation Day) on one Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                                    SUMMARY

     The following summary of prospectus information provides a brief overview of the more significant aspects of the Policy. You should read this summary in conjunction with the detailed information appearing elsewhere in this prospectus.

     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:

        - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

        - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

1.  WHAT IS THE POLICY'S OBJECTIVE?

     The Policy provides for:

        - the payment of a minimum Life Insurance Benefit to a Beneficiary upon the Insured's death;

        - the accumulation of Cash Value; and

        - surrender rights and Policy loan privileges.


     The Policy allows Owners to allocate Net Premiums to one or more Subaccounts of the Separate Account. Each Subaccount invests in a designated Portfolio. Western Reserve does not guarantee the amount and/or duration of the life insurance coverage and the Cash Value of the Policy, both of which may increase or decrease depending upon the investment experience of the Subaccounts. Accordingly, the Owner bears the investment risk of any depreciation in value of the underlying assets of the Separate Account but reaps the benefits of any appreciation in value. (See Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums, p. 25.) The Owner also bears the risk that the Policy can lapse, without value, regardless of the amount of premiums paid.


2.  WHAT LIFE INSURANCE BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

     The Policy provides the payment of benefits upon the death of the Insured. The Policy contains three Life Insurance Benefit (also known as death benefit) options.

        - Under Life Insurance Benefit Option 1, the Life Insurance Benefit is the greater of the Face Amount of the Policy, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

        - Under Life Insurance Benefit Option 2, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the Cash Value of the Policy on the date of death of the Insured, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

        - Under Life Insurance Benefit Option 3, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

     Western Reserve may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy. (See Payment Options, p. 35.)

     Certain optional insurance benefits are available under the Policy. Western Reserve will deduct the cost of these optional insurance benefits from Cash Value as part of the monthly deduction. (See Charges and Deductions -- Monthly Deductions, p. 36.)

3.  HOW MAY THE AMOUNT OF THE LIFE INSURANCE BENEFIT AND CASH VALUE VARY?

     Under any Life Insurance Benefit Option, as long as the Policy remains in force, the Life Insurance Benefit will not be less than the current Face Amount of the Policy. The Life Insurance Benefit may, however, exceed the Face Amount under certain circumstances. The amount by which the Life Insurance Benefit exceeds the Face Amount depends upon the option chosen and the Cash Value of the Policy. The amount of Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges, and additions for any additional insurance benefits added by rider. (See Facts About the Policy -- Life Insurance Benefits, p. 30.)

     The Policy's Cash Value will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, any partial withdrawals, and any charges imposed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Account. Western Reserve does not guarantee a minimum Cash Value. (See Facts About the Policy -- Policy Values, p. 25.)

4.  MAY AN OWNER ADJUST THE AMOUNT OF THE LIFE INSURANCE BENEFIT?

     The Owner has significant flexibility to adjust the Life Insurance Benefit payable by changing the Life Insurance Benefit Option type, and by increasing or decreasing the Face Amount of the Policy or adding riders to increase the total Life Insurance Benefit payable. You may not change the Life Insurance Benefit Option type during the first Policy Year. (See Life Insurance
Benefits -- Changing the Life Insurance Benefit Option, p. 33.) Owners also may not change the Face Amount during the first Policy Year. Any increase in the Face Amount will require additional evidence of insurability satisfactory to Western Reserve, and will result in additional charges. (See Facts About the Policy -- Life Insurance Benefits, p. 30; and Monthly Deductions -- Cost of Insurance, p. 36.) Changing the Life Insurance Benefit Option type or the face amount of the Policy may have tax consequences.


5.  WHAT FLEXIBILITY DOES AN OWNER HAVE REGARDING PREMIUMS?

     An Owner has considerable flexibility concerning the amount and frequency of premiums. Western Reserve will require the Owner to pay an initial premium before insurance coverage is in force. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Facts About the Policy -- Premiums, p. 23.)

     Each Owner will determine a schedule for premium payments ("Planned Periodic Premium"). The schedule will provide a premium payment of a level amount at a fixed interval over a specified period of time. Your Policy will prescribe the amount and frequency of Planned Periodic Premiums and you may change them upon written request. (See Facts About the Policy -- Premiums, p. 23.)

     Failing to pay Planned Periodic Premiums will not itself cause the Policy to lapse, and paying Planned Periodic Premiums will not guarantee that the Policy remains in force. Additional premiums may be necessary to prevent lapse if the Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without the Owner making a sufficient payment. (See Facts About the Policy -- Policy Lapse and Reinstatement -- Lapse, p. 24.)

6.  WHEN WILL THE POLICY LAPSE?

     The Policy will Lapse when Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. (See Charges and Deductions -- Monthly Deductions, p. 36; and Policy Lapse and Reinstatement, p. 24.) Such a Lapse could happen if the investment experience has been sufficiently unfavorable and results in a decrease in the Net Cash Value, or the Net Cash Value has decreased because the Owner did not pay enough premiums to offset the monthly charges.

7.  HOW ARE NET PREMIUMS ALLOCATED?

     The portion of the premium available for allocation ("Net Premium") equals the premium paid less the applicable percent of premium load. (See Charges and Deductions -- Percent of Premium Load, p. 35.) The Owner initially determines the allocation of the Net Premium among the Subaccounts of the Separate Account, each of which invests in shares of a designated Portfolio. Each Portfolio has a different investment objective. (See Investments of the Separate Account, p. 18.)

     Until the end of the free-look period, Western Reserve will allocate all premiums to the General Account, notwithstanding the allocation instructions in the application. (See Facts About the Policy -- Free-Look

Period, p. 23.) You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner to our Administrative Office, or by calling the Administrative Office at (319) 369-2248.


     An Owner may transfer Cash Value among the Subaccounts, subject to certain restrictions. The transfer will be effective on the first Valuation Date on or following the day the Administrative Office receives appropriate notice of such transfer, based on the price next determined following receipt of the notice. (See Facts About the Policy -- Transfer Privileges, p. 26.)

8.  IS THERE A "FREE-LOOK" PERIOD?

     The Policy provides a free-look period whereby the Owner may cancel the Policy within 10 days after receiving it. Certain states require a free-look period longer than 10 days, either for all Owners or for certain classes of Owners. In most states, Western Reserve will refund the greater of the Policy's Cash Value as of the date the Policy is returned or the amount of premiums paid, less any partial withdrawals. (See Facts About the Policy -- Free-Look Period, p. 23.) Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.

9.  MAY THE POLICY BE SURRENDERED?

     The Owner may totally surrender the Policy at any time and receive the Net Cash Value of the Policy. (See Surrenders, p. 28.)

     Subject to certain limitations, the Owner may also make partial withdrawals from the Policy at any time after the first Policy Year. (See Facts About the Policy -- Surrenders and Partial Withdrawals, p. 28.) If Life Insurance Benefit Option 1 is in effect, partial withdrawals will reduce the Policy's Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and total partial withdrawals are greater than the sum of the premiums, the Face Amount is reduced by the amount of the partial withdrawals minus the sum of the premiums; otherwise the Face Amount is not reduced.

     Surrendering the Policy and taking partial withdrawals may have tax consequences. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 41.)

10.  WHAT IS THE LOAN PRIVILEGE?

     After the first Policy Anniversary, an Owner may obtain a Policy loan in any amount (minimum $500) which is not greater than 90% of the Cash Value less any already outstanding loan. Western Reserve retains the right to permit a Policy loan prior to the first Policy Anniversary for certain Policies. A loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a penalty tax. (See Federal Tax Considerations, p. 41.)

     The guaranteed annual interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the date the loan is repaid. For Policies issued on or after January 28, 2002 the current annual interest rate on a Policy loan is 4.70% in Policy Years 1-17, and 4.20% in Policy Years 18+. Different current loan interest rates apply for Policies issued prior to January 28, 2002. (See Facts About the
Policy -- Loans -- Interest Rate Charged, page 29.) Western Reserve will transfer the requested amount of a loan, plus interest for one year in advance, from the Subaccounts to the Loan Account and credit this amount at the end of each Policy Year with interest at a rate of 4% per year. Upon repayment of a loan, Western Reserve will transfer amounts in the Loan Account in excess of the outstanding value of the loan to the Subaccounts in the same manner as Net Premium allocations.

     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 41.)

11.  WHAT CHARGES AND DEDUCTIONS ARE ASSESSED UNDER THE POLICY?

     Western Reserve assesses certain charges and deductions under the Policy to compensate for services and benefits provided, costs and expenses incurred, and risks assumed by Western Reserve in connection with the

Policies. Some charges are assessed as percentages of Cash Value or premium payments, and others are assessed as a flat dollar amount. For information concerning compensation paid for the sale of Policies, see "Sale of the Policies." The charges and deductions under the Policy include the following:

     PERCENT OF PREMIUM LOAD. Western Reserve deducts a percent of premium received up to the Target Premium and a percent of premium received in excess of the Target Premium. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 41). For Policies issued on or after January 28, 2002, the current percent of premium load is as follows: 11.50% of premium received up to Target Premium and 1.00% of premium received in excess of Target Premium in Policy Year 1; 6.0% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 2-7; 2.10% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 8-10; and 0.50% of all premium received in Policy Years 11+. Different charges apply to Policies issued prior to January 28, 2002. The maximum percent of premium load deduction is 11.5% of each premium received up to the Target Premium in all years and 4.5% of premium received in excess of Target Premium in Policy Year 1, 7.5% of premium received in excess of Target Premium in Policy Years 2+. (See Charges and Deductions -- Percent of Premium Load, p. 35).

     DEFERRED SALES CHARGE. On each Policy Anniversary during Policy Years 2-7, Western Reserve deducts a percent of the premium received in Policy Year 1 or the decrease in premium in excess of Target Premium received in Policy Year 1. For Policies issued on or after May 1, 2001, the current deferred sales charge is as follows: 1.50% of the premium received up to Target Premium in Policy Year 1 and 0.40% of premium received in excess of Target Premium in Policy Year 1. Different charges apply to Policies issued prior to May 1, 2001. The maximum deferred sales charge in Policy Years 2-7 is 1.50% of all premium received in Policy Year 1.

     MONTHLY DEDUCTION. Each month, Western Reserve makes a Monthly Deduction from the Cash Value to cover the cost of administering the Policies (Monthly Policy Charge), the cost of providing insurance protection under the Policy (i.e., the cost of insurance charge) including any insurance benefits provided by rider, and the mortality and expense risk charge.

     MONTHLY POLICY CHARGE. Western Reserve deducts a monthly charge equal to $16.50 in the first Policy Year, and $4.00 (current, $10 maximum) in subsequent Policy Years to compensate Western Reserve for the cost of administering the Policies.

     MORTALITY AND EXPENSE RISK CHARGE. On each Monthly Deduction Day, Western Reserve deducts a mortality and expense risk charge. For Policies issued on or after January 28, 2002 the current mortality and expense risk charge is an amount equal to an annual rate of 0.70% of the Cash Value in the Subaccounts in Policy Years 1-17, and an amount equal to an annual rate of 0.20% of the Cash Value in the Subaccounts in Policy Years 18+. Different charges apply to Policies issued prior to January 28, 2002. The maximum annual rate of this charge in any Policy Year is an amount equal to 0.90% of the Cash Value in the Subaccounts.

     TRANSFER CHARGE. Western Reserve reserves the right to apply a $25 transfer charge for each transfer after the first 12 transfers in any Policy Year.

     PARTIAL WITHDRAWAL CHARGE. Western Reserve deducts a charge equal to the lesser of $25 or 2% of the amount requested to cover administrative expenses associated with each partial withdrawal.

     PORTFOLIO EXPENSES. The Portfolios incur investment advisory fees and other expenses that are reflected as an annual rate of the average daily net assets of each Portfolio. Except for the Fidelity VIP and INVESCO VIF Portfolios, the fees shown are after waiver, reimbursement or absorption. See footnotes for details. The levels of the fees and expenses for the year ended December 31, 2000 vary among the Portfolios and are described below and in the prospectuses for the Portfolios:


              PORTFOLIO                 MANAGEMENT FEE   OTHER EXPENSES   TOTAL ANNUAL EXPENSES
              ---------                 --------------   --------------   ---------------------
Scudder VIT Small Cap Index(1).......      0.35%             0.28%               0.63%             0.24%             0.45%
Scudder VIT Equity 500 Index(1)......      0.20%             0.11%               0.31%             0.01%             0.30%

                                                                                                      LESS         TOTAL
                                                                                                  FEE WAIVERS       NET
                                                                                 GROSS            REIMBURSEMENT    ANNUAL
              PORTFOLIO                 MANAGEMENT FEE   OTHER EXPENSES   TOTAL ANNUAL EXPENSES   OR ABSORPTION    EXPENSE
              ---------                 --------------   --------------   ---------------------   -------------    ---------
Scudder VIT EAFE(R) Equity
  Index(1)............................      0.45%             0.35%               0.80%               0.18%          0.45%
Fidelity VIP Growth
  Opportunities(2)....................      0.58%             0.11%               0.69%               0.01%          0.30%
Fidelity VIP Contrafund(R)(2).........      0.58%             0.10%               0.68%               0.15%          0.65%
Fidelity VIP Growth(2)................      0.58%             0.10%               0.68%               0.00%          0.69%
Fidelity VIP Balanced(2)..............      0.43%             0.14%               0.57%               0.00%          0.68%
Fidelity VIP High Income(2)...........      0.58%             0.13%               0.71%               0.00%          0.68%
Fidelity VIP Money Market.............      0.18%             0.10%               0.28%               0.00%          0.57%
PIMCO Short-Term (Institutional
  Class)(3)(4)(5).....................      0.25%             0.23%               0.48%               0.00%          0.71%
PIMCO Total Return (Institutional
  Class)(3)(4)(5).....................      0.25%             0.25%               0.50%               0.00%          0.28%
PIMCO StocksPLUS Growth and Income
  (Institutional Class)(3)(4).........      0.40%             0.13%               0.53%               0.01%          0.47%
T. Rowe Price Mid-Cap Growth(6).......      0.85%             0.00%               0.85%               0.00%          0.50%
T. Rowe Price Equity Income(6)........      0.85%             0.00%               0.85%               0.01%          0.52%
T. Rowe Price New America Growth(6)...      0.85%             0.00%               0.85%               0.00%          0.85%
T. Rowe Price International
  Stock(6)............................      1.05%             0.00%               1.05%               0.00%          0.85%
T. Rowe Price Blue Chip Growth(6).....      0.85%             0.00%               0.85%               0.00%          0.85%
Janus Aspen Series Growth(7)..........      0.65%             0.01%               0.66%               0.00%          1.05%
Janus Aspen Series Capital
  Appreciation(7).....................      0.65%             0.01%               0.66%               0.00%          0.85%
Janus Aspen Series Worldwide
  Growth(7)...........................      0.65%             0.04%               0.69%               0.00%          0.66%
Janus Aspen Series Aggressive
  Growth(7)...........................      0.65%             0.02%               0.67%               0.00%          0.66%
Janus Aspen Series Flexible
  Income(7)...........................      0.64%             0.03%               0.67%               0.00%          0.69%
Janus Aspen Series International
  Growth(7)...........................      0.65%             0.06%               0.71%               0.00%          0.67%
INVESCO VIF Growth(8)(9)..............      0.85%             1.47%               2.32%               0.00%          0.67%
INVESCO VIF -- Dynamics(8)(9).........      0.75%             0.33%               1.08%               0.00%          0.71%
INVESCO VIF -- Financial
  Services(8)(9)......................      0.75%             0.32%               1.07%               0.80%          1.52%
INVESCO VIF -- Health Sciences(8)(9)..      0.75%             0.31%               1.06%               0.00%          1.08%
INVESCO VIF -- Small Company
  Growth(8)(9)........................      0.75%             0.54%               1.29%               0.00%          1.07%
INVESCO VIF -- Technology(8)(9).......      0.75%             0.32%               1.07%               0.00%          1.06%
INVESCO VIF --
  Telecommunications(8)(9)............      0.75%             0.34%               1.09%               0.04%          1.25%
Universal Institutional Funds Emerging
  Markets Debt(10)....................      0.80%             0.37%               1.17%               0.00%          1.07%
Universal Institutional Funds Emerging
  Markets Equity(10)..................      1.25%             0.87%               2.12%               0.00%          1.09%
Universal Institutional Funds Mid Cap
  Value(10)...........................      0.75%             0.35%               1.10%               0.00%          1.17%
Vanguard VIF Money Market.............      0.15%             0.03%               0.18%               0.27%          1.85%
Vanguard VIF Short-Term Corporate.....      0.16%             0.05%               0.21%               0.05%          1.05%
Vanguard VIF Total Bond Market Index..      0.19%             0.03%               0.22%               0.00%          0.18%
Vanguard VIF High Yield Bond..........      0.24%             0.04%               0.28%               0.00%          0.21%
Vanguard VIF Balanced.................      0.28%             0.02%               0.30%               0.00%          0.22%
Vanguard VIF Equity Index.............      0.16%             0.02%               0.18%               0.00%          0.28%
Vanguard VIF Equity Income............      0.29%             0.03%               0.32%               0.00%          0.30%
Vanguard VIF Diversified Value........      0.43%             0.05%               0.48%               0.00%          0.18%
Vanguard VIF Mid-Cap Index............      0.24%             0.06%               0.30%               0.00%          0.32%
Vanguard VIF Growth...................      0.36%             0.03%               0.39%               0.00%          0.39%
Vanguard VIF Small Company Growth.....      0.47%             0.04%               0.51%               0.00%          0.51%
Vanguard VIF International............      0.34%             0.09%               0.43%               0.00%          0.43%
Vanguard VIF REIT Index...............      0.29%             0.10%               0.39%               0.00%          0.39%
Royce Micro Cap(11)...................      1.25%             0.17%               1.42%               0.07%          1.35%
Royce Small-Cap(11)...................      1.00%             1.20%               2.20%               0.85%          1.35%

The portfolio expense figures were provided to Western Reserve by the portfolios or by their respective managers, and we have not independently verified their accuracy. We are not responsible for these numbers.


---------------

 (1) Deutsche Asset Management, Inc. (Americas) Inc. is the investment manager for Scudder Investments. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Bankers Trust Company, Deutsche Bank Securities, Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Services Limited, and Deutsche Investment Management (Americas), Inc. Deutsche Asset Management Inc. has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, the management fees and other expenses for the Scudder VIT Equity Index Fund, Scudder VIT Small Cap Index Fund and Scudder EAFE Equity Index Fund would have been the amounts shown in the "Gross Total Annual Expenses" column.

(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.

 (3) "Other Expenses" reflects the following: for Short-Term (Inst. Class), a 0.20% administrative fee, 0.01% representing the Portfolio's pro rata Trustees' fees, and 0.02% interest expense; for StocksPLUS Growth and Income (Inst. Class), a 0.10% administrative fee, 0.01% representing the Portfolio's pro rata Trustees' fees and 0.02% interest expense; for Total Return (Inst. Class) a 0.25% administrative fee.

 (4) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, the Total Net Annual Expenses listed in the table above. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 (5) For Short-Term (Inst. Class), ratio of net expenses to average net assets excluding interest expense is 0.45%; for StocksPLUS Growth and Income (Inst. Class) ratio of net expenses to average net assets excluding interest expense is 0.50%.

 (6) The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

 (7) Expenses are based upon expenses for the year ended December 31, 2001. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. The Portfolios offered did not have waivers. All expenses are shown without the effect of any expense offset arrangements.

 (8) The Fund's actual Other Expenses and total Annual Expenses were lower than the figures shown, because their custodian fees were reduced under an expenses offset arrangement.

 (9) Certain expenses of the Funds were voluntarily absorbed by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses are the amounts reflected in the "Total Net Annual Expense" column in the table above.

(10) The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent the total operating expenses exceed the following percentages: Emerging Markets Debt 1.30%; Emerging Markets Equity 1.75%; and Mid Cap Value 1.05%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the Management Fee, Other Expenses and Total Annual Expenses would have been as shown in the Management Fee, Other Expenses and Gross Total Annual Expense columns in the table above. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" are 0.10% of such investment related expenses.

(11) Royce has contractually agreed to waive its fee to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.35% through December 31, 2002 and 2.99% through December 31, 2010.

12.  ARE TRANSFERS PERMITTED AMONG THE SUBACCOUNTS?

     An Owner may transfer Cash Value among the Subaccounts of the Separate Account. Each Policy Year, you may make 12 Cash Value transfers without incurring any charge. Each additional transfer in a Policy Year may be subject to a transfer charge of $25. Western Reserve may at any time revoke or modify the transfer privilege. (See Facts About the Policy -- Transfer Privileges, p. 26.)

13.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?

     Western Reserve intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Code. However, there is less guidance with respect to Policies issued on a substandard basis and it is not clear that these Policies will satisfy the applicable definition in all circumstances, particularly if the full amount of premiums is paid. Under certain circumstances, a Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the Life Insurance Benefit. (See Tax Treatment of Policy Benefits -- Modified Endowment Contracts, p. 42.) If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans and loans secured by a Policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, any distributions of gains generally will be subject to a 10% penalty tax.

     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the Policy and then as disbursing taxable income. Moreover, Policy loans and loans secured by a Policy will generally not be treated as distributions but there is uncertainty as to the tax treatment of loans from the Policy after the first Policy Year. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. For further elaboration on the tax consequences of a Policy, see Federal Tax Considerations, p. 41.

     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. You should consult a tax adviser with respect to legislative developments and their effect on the Policy. (See Federal Tax Considerations, p. 41.)

                       INVESTMENT EXPERIENCE INFORMATION

     The information provided in this section shows the historical investment experience of the Portfolios and hypothetical illustrations of the Policy based on the historical investment experience of the Portfolios. It does not represent or project future investment performance.

     The Policies became available for sale and the Separate Account began operations in December of 1998. The Portfolios' dates of inception are indicated in the table below. The rates of return shown below depict the actual investment experience of each Portfolio for the periods shown. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios has and will vary throughout the year.

Rates of Return


     The average rates of return shown below are based on the Portfolios' actual investment performance, after the deduction of investment advisory fees and other expenses of the Portfolios. The rates are average annual compounded rates of return for the periods ended on December 31, 2001.


     These rates of return do not reflect the percent of premium load, deferred sales loads, or monthly deductions from Cash Value. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

  AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE PERIODS ENDED DECEMBER 31,
                                      2001



                                                                             10 YEARS OR
                                                                                SINCE
PORTFOLIO (DATE OF INCEPTION)                          1 YEAR     5 YEAR     INCEPTION*
-----------------------------                          -------    ------   ---------------
Scudder VIT Small Cap Index (8/25/97)...............     2.07%      N/A          4.51%*
Scudder VIT Equity 500 Index (10/1/97)..............   (12.18)%     N/A          5.56%*
Scudder VIT EAFE(R) Equity Index (8/28/97)..........   (24.69)%     N/A         (2.15)%*
Fidelity VIP Growth Opportunities (1/3/95)..........   (14.42)%    3.69%         9.43%*
Fidelity VIP Contrafund(R) (1/3/95).................   (12.28)%   10.44%        15.75%*
Fidelity VIP Growth (10/9/86).......................   (17.67)%   11.66%        13.40%*
Fidelity VIP Balanced (1/3/95)......................    (1.58)%    7.20%         8.53%*
Fidelity VIP High Income (9/19/85)..................   (11.73)%   (3.58)%        5.28%
Fidelity VIP Money Market (4/1/82)..................     4.18%     5.32%         4.92%
PIMCO Short-Term (Institutional Class)(4/28/00).....     6.59%      N/A          6.73%*
PIMCO Total Return (Institutional Class)(4/10/00)...     8.53%      N/A          9.54%*
PIMCO StocksPLUS Growth and Income (Institutional
  Class)(4/28/00)...................................   (11.28)%     N/A        (11.36)%*
T. Rowe Price Mid-Cap Growth (12/31/96).............    (0.92)%     N/A         13.81%
T. Rowe Price Equity Income (3/31/94)...............     1.46%    10.83%        14.65%*
T. Rowe Price New America Growth (3/31/94)..........   (11.84)%    4.98%        11.57%*
T. Rowe Price International Stock (3/31/94).........   (22.21)%    0.35%         3.66%*
T. Rowe Price Blue Chip Growth (12/29/00)...........   (13.80)%     N/A        (13.73)%
Janus Aspen Series Growth (9/13/93).................   (24.73)%    9.05%        11.83%*
Janus Aspen Series Capital Appreciation (5/1/97)....   (21.67)%     N/A         17.73%*
Janus Aspen Series Worldwide Growth (9/13/93).......   (22.44)%   11.12%        15.75%*
Janus Aspen Series Aggressive Growth (9/13/93)......   (39.45)%    7.08%        12.51%*
Janus Aspen Series Flexible Income (9/13/93)........     7.74%     7.24%         8.14%*
Janus Aspen Series International Growth (5/2/94)....   (23.23)%   10.32%        13.47%*
INVESCO VIF Growth (8/25/97)........................   (44.27)%     N/A         (4.43)%*
INVESCO VIF Dynamics (8/25/97)......................   (31.14)%     N/A          5.75%*
INVESCO VIF Financial Services (9/21/99)............    (9.88)%     N/A         10.22%*
INVESCO VIF Health Sciences (5/22/97)...............   (12.59)%     N/A         14.76%*
INVESCO VIF Small Company Growth(8/25/97)...........   (18.54)%     N/A          10.2%*
INVESCO VIF Technology (5/21/97)....................   (45.82)%     N/A          9.96%*
INVESCO VIF Telecommunications (9/21/99)............   (54.00)%     N/A        (22.54)%*
Universal Institutional Funds Emerging Markets Debt
  (6/16/1997).......................................    10.10%      N/A          3.03%*
Universal Institutional Funds Emerging Markets
  Equity (10/1/1996)................................    (6.49)%   (3.29)%       (3.51)%*
Universal Institutional Funds Mid Cap Value
  (1/2/1997)........................................    (3.15)%     N/A         16.07%*
Vanguard VIF Money Market (5/2/91)..................     4.35%     5.41%         4.92%*
Vanguard VIF Short-Term Corporate (2/8/99)..........     7.85%      N/A          6.25%*
Vanguard VIF Total Bond Market Index (4/29/91)......     8.30%     7.21%         6.96%
Vanguard VIF High Yield Bond (6/3/96)...............     3.25%     3.95%         5.14%*
Vanguard VIF Balanced (5/23/91).....................     4.43%    10.65%        11.90%*
Vanguard VIF Equity Index (4/29/91).................   (12.00)%   10.67%        12.82%*
Vanguard VIF Equity Income (6/7/93).................    (3.51)%   10.61%        12.94%*
Vanguard VIF Diversified Value (2/8/99).............     0.76%      N/A          3.47%*
Vanguard VIF Mid-Cap Index (2/9/99).................    (0.53)%     N/A         14.16%*
Vanguard VIF Growth (6/7/93)........................   (31.83)%    3.54%        10.26%*
Vanguard VIF Small Company Growth (6/3/96)..........     5.59%    19.26%        16.58%*
Vanguard VIF International (6/3/94).................   (18.62)%    3.18%          6.2%*
Vanguard VIF REIT Index (2/9/99)....................    12.14%      N/A         11.89%*
Royce Micro-Cap (12/27/96)..........................    19.71%    19.98%        19.96%
Royce Small-Cap (12/27/96)..........................    20.97%    17.36%        17.54%

    ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE INSURANCE BENEFITS


     The following illustrations have been prepared to show how certain values under a hypothetical Policy would change with varying levels of assumed investment performance over an extended period of time. In particular, the illustrations show how the Cash Value, Net Cash Value and Life Insurance Benefit under a Policy with Life Insurance Benefit Option 3 covering an Insured of the male sex, non-tobacco and Age 35 on the Effective Date, would vary over time if premiums were paid annually and the return on the assets in the Portfolios were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE FOR PURPOSES OF ILLUSTRATION ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6%, and 12% over a period of years but fluctuated above and below those averages for individual Policy Years. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium.

     The illustrations assume that the assets in the Portfolios are subject to an annual expense ratio of 0.71% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Portfolios for the last fiscal year and take into account current expense reimbursement arrangements. (Such reimbursement arrangements were in effect during the last fiscal year.) The fees and expenses of each Portfolio vary, and in 2001, the total fees and expenses ranged from an annual rate of 0.18% to an annual rate of 1.85% of average daily net assets. The Policy values and cash surrender values reflected in the illustrations would be lower if the expense reimbursement arrangements ended. For information on Portfolio expenses, see the prospectuses for the Portfolios.

     The illustrations also reflect the deduction of the percent of premium load, the monthly Policy charge, the deferred sales load, and the monthly deduction from Cash Value for the hypothetical Insured. Western Reserve's current cost of insurance charge, mortality and expense risk charges, and monthly Policy charge and the higher guaranteed maximum cost of insurance, mortality and expense risk and monthly Policy charges Western Reserve has the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no other charges for Federal or state income taxes are currently made against the Separate Account and assume no Loan Account Value or charges for supplemental benefits.

     After deduction of Portfolio expenses, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the Separate Account of -0.71%, 5.29% and 11.29%, respectively. If any Portfolio's expense waiver or reimbursement arrangement were discontinued, the average Portfolio fees and expenses would be higher and the resulting net annual rates of return would be lower. Net annual rates of return for the Separate Account are not equal to net annual rates of return for the Policy because the Separate Account rates do not reflect all charges to the Policy.


     The illustrations are based on Western Reserve's sex distinct rates for non-tobacco users. Upon request, Western Reserve will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

         Specified Amount:           $250,000                               Guaranteed Issue Class
         Annual Premium:             $10,320                                Life Insurance Benefit Option III


  USING CURRENT COST OF INSURANCE RATES, M&E RISK CHARGES, AND MONTHLY POLICY
                                    CHARGES
--------------------------------------------------------------------------------

                                                   LIFE INSURANCE BENEFIT
                                           ----------------------------------------
                                             ASSUMING HYPOTHETICAL GROSS AND NET
                                                 ANNUAL INVESTMENT RETURN OF
          END OF              PREMIUMS     ----------------------------------------
          POLICY             ACCUMULATED   0% (GROSS)    6% (GROSS)    12% (GROSS)
           YEAR                 AT 5%      -.71% (NET)   5.29% (NET)   11.29% (NET)
          ------             -----------   -----------   -----------   ------------
1..........................      10,836      260,320        260,320        260,320
2..........................      22,214      270,640        270,640        270,640
3..........................      34,160      280,960        280,960        280,960
4..........................      46,705      291,280        291,280        291,280
5..........................      59,876      301,600        301,600        301,600
6..........................      73,706      311,920        311,920        311,920
7..........................      88,227      322,240        322,240        322,240
8..........................     103,474      332,560        332,560        371,120
9..........................     119,484      342,880        342,880        429,293
10.........................     136,294      353,200        353,200        491,312
15.........................     233,825      404,800        514,934        854,066
20.........................     358,303      456,400        681,303      1,363,799
30.........................     719,931      559,600      1,028,180      3,129,185
40.........................   1,308,986      662,800      1,437,400      6,927,811
50.........................   2,268,495      766,000      1,977,578     15,537,074
60.........................   3,831,433        lapse      2,744,499     35,849,590


                                      CASH VALUE                                NET CASH VALUE
                       ----------------------------------------    ----------------------------------------
                         ASSUMING HYPOTHETICAL GROSS AND NET         ASSUMING HYPOTHETICAL GROSS AND NET
                             ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
       END OF          ----------------------------------------    ----------------------------------------
       POLICY          0% (GROSS)    6% (GROSS)    12% (GROSS)     0% (GROSS)    6% (GROSS)    12% (GROSS)
        YEAR           -.71% (NET)   5.29% (NET)   11.29% (NET)    -.71% (NET)   5.29% (NET)   11.29% (NET)
       ------          -----------   -----------   ------------    -----------   -----------   ------------
1....................      8,653          9,186          9,719         9,691         10,288         10,886
2....................     17,725         19,360         21,060        19,143         20,909         22,745
3....................     26,623         29,952         33,546        28,220         31,749         35,559
4....................     35,368         40,998         47,320        36,960         42,843         49,449
5....................     43,969         52,529         62,526        45,288         54,105         64,402
6....................     52,431         64,571         79,322        53,217         65,539         80,511
7....................     60,749         77,141         97,871        60,749         77,141         97,871
8....................     69,473         90,846        118,949        69,473         90,846        118,949
9....................     78,030        105,141        142,150        78,030        105,141        142,150
10...................     86,421        120,053        167,683        86,421        120,053        167,683
15...................    126,611        205,153        340,265       126,611        205,153        340,265
20...................    164,251        312,524        625,596       164,251        312,524        625,596
30...................    224,611        612,012      1,862,610       224,611        612,012      1,862,610
40...................    234,674      1,049,197      5,056,796       234,674      1,049,197      5,056,796
50...................     65,906      1,661,831     13,056,364        65,906      1,661,831     13,056,364
60...................      lapse      2,517,889     32,889,532         lapse      2,517,889     32,889,532

---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


The actual investment rates of return will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown, even if actual returns averaged 0%, 6% or 10%, but fluctuated over and under that average throughout the years shown. Depending on timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

         Specified Amount:           $250,000                               Guaranteed Issue Class
         Annual Premium:             $10,320                                Life Insurance Benefit Option III


 USING GUARANTEED COST OF INSURANCE RATES, M&E RISK CHARGES, AND MONTHLY POLICY
                                    CHARGES
--------------------------------------------------------------------------------

                                                LIFE INSURANCE BENEFIT
                                      ---------------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS AND NET
                                               ANNUAL INVESTMENT RETURN OF
       END OF           PREMIUMS      ---------------------------------------------
       POLICY          ACCUMULATED     0% (GROSS)      6% (GROSS)      12% (GROSS)
        YEAR              AT 5%       -.71% (NET)     5.29% (NET)     11.29% (NET)
       ------          -----------    ------------    ------------    -------------
1....................      10,836       260,320          260,320          260,320
2....................      22,214       270,640          270,640          270,640
3....................      34,160       280,960          280,960          280,960
4....................      46,705       291,280          291,280          291,280
5....................      59,876       301,600          301,600          301,600
6....................      73,706       311,920          311,920          311,920
7....................      88,227       322,240          322,240          322,240
8....................     103,474       332,560          332,560          332,560
9....................     119,484       342,880          342,880          377,096
10...................     136,294       353,200          353,200          429,039
15...................     233,825       404,800          432,067          721,723
20...................     358,303       456,400          547,807        1,097,567
30...................     719,931       559,600          737,578        2,201,433
40...................   1,308,986         lapse          897,033        4,128,006
50...................   2,268,495         lapse        1,041,280        7,562,034
60...................   3,831,433         lapse        1,205,911       14,044,513


                                        CASH VALUE                                     NET CASH VALUE
                       ---------------------------------------------    ---------------------------------------------
                            ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
                                ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
       END OF          ---------------------------------------------    ---------------------------------------------
       POLICY           0% (GROSS)      6% (GROSS)      12% (GROSS)      0% (GROSS)      6% (GROSS)      12% (GROSS)
        YEAR           -.71% (NET)     5.29% (NET)     11.29% (NET)     -.71% (NET)     5.29% (NET)     11.29% (NET)
       ------          ------------    ------------    -------------    ------------    ------------    -------------
1....................      8,251            8,771            9,291          8,251            8,771            9,291
2....................     16,253           17,799           19,408         16,253           17,799           19,408
3....................     24,078           27,173           30,522         24,078           27,173           30,522
4....................     31,723           36,903           42,734         31,723           36,903           42,734
5....................     39,181           46,997           56,152         39,181           46,997           56,152
6....................     46,446           57,465           70,898         46,446           57,465           70,898
7....................     53,514           68,319           87,111         53,514           68,319           87,111
8....................     60,533           79,734          105,117         60,533           79,734          105,117
9....................     67,340           91,568          124,866         67,340           91,568          124,866
10...................     73,930          103,835          146,430         73,930          103,835          146,430
15...................    103,379          172,138          287,539        103,379          172,138          287,539
20...................    125,505          251,288          503,471        125,505          251,288          503,471
30...................    129,791          439,035        1,310,377        129,791          439,035        1,310,377
40...................      lapse          654,768        3,013,143          lapse          654,768        3,013,143
50...................      lapse          875,025        6,354,650          lapse          875,025        6,354,650
60...................      lapse        1,106,341       12,884,874          lapse        1,106,341       12,884,874

---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


The actual investment rates of return will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown, even if actual returns averaged 0%, 6% or 10%, but fluctuated over and under that average throughout the years shown. Depending on timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium.

                             OTHER PERFORMANCE DATA

     Western Reserve may compare the performance of each Subaccount in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Subaccounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune. Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

     Western Reserve may also compare the performance of each Subaccount in advertising and sales literature to the S&P 500, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

     In addition, Western Reserve may, as appropriate, compare each Subaccount's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Subaccount performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Subaccount performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

                    WESTERN RESERVE AND THE SEPARATE ACCOUNT

WESTERN RESERVE

     Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve engages in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states, the District of Columbia, Guam, and Puerto Rico. Western Reserve's main office is located in St. Petersburg, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 33758-5068. Western Reserve's Administrative Office for this Policy is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

     Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is a wholly-owned indirect subsidiary of AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.


     IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. IMSA promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become members of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.



     You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "consumer" section or by contacting IMSA at:

         1001 Pennsylvania Avenue NW         202-624-2121 (tel)
         Suite 500 South                     202-624-2115 (fax)
         Washington DC 20004                 contact@imsaethics.org


     PUBLISHED RATINGS. Western Reserve may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"),

Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Fitch Ratings ("Fitch"). A.M. Best's, Standard and Poor's, Moody's and Fitch's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms and should not be considered as bearing on the investment performance of assets held in the Separate Account. The ratings also do not relate to the performance of the Portfolios.


THE SEPARATE ACCOUNT

     Western Reserve established WRL Series Life Corporate Account (the "Separate Account") as a separate account on December 8, 1997. The Separate Account meets the definition of a "separate account" under the Federal securities laws and its fiscal year ends on December 31. The Separate Account will receive and invest the Net Premiums paid under this Policy.

     The assets of the Separate Account are the property of Western Reserve. The Code of Ohio, under which Western Reserve established the Separate Account, provides that the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Separate Account's assets exceed its liabilities arising under the Policies.

     The Separate Account is currently divided into Subaccounts. Each Subaccount invests exclusively in shares of a single Portfolio. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Separate Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any other business Western Reserve may conduct.

     Where permitted by applicable law, Western Reserve may make the following changes to the Separate Account:

          1. Any changes required by the 1940 Act or other applicable law or regulation;

          2. Combine separate accounts, including the Separate Account;

          3. Add new subaccounts to or remove existing subaccounts from the Separate Account or combine Subaccounts and make the new subaccounts available to you at our discretion;

          4. Make Subaccounts (including new subaccounts) available to such classes of Policies as Western Reserve may determine;

          5. Add new portfolios or remove existing Portfolios;

          6. Substitute new portfolios for any existing Portfolios if shares of the Portfolio are no longer available for investment or if Western Reserve determines that investment in a Portfolio is no longer appropriate in light of the purposes of the Separate Account;

          7. Deregister the Separate Account under the 1940 Act if such registration is no longer required; and


          8. Operate the Separate Account as a management investment company under the 1940 Act or as any other form permitted by law;

          9. Create new separate accounts; or

         10. Manage the Separate Account under the direction of a committee at any time.

     New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.


     Western Reserve will not make any such changes without any necessary approval of the SEC and applicable state insurance departments. Western Reserve will notify Owners of any changes.

     INVESTMENTS OF THE SEPARATE ACCOUNT. The Subaccounts of the Separate Account invest in shares of the corresponding Portfolios. Each Portfolio is part of a series mutual fund which is registered with the SEC as an open-end diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

     The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Certain Subaccounts and corresponding Portfolios may not be available to residents of some states.

     The paragraphs below summarize each Portfolio's investment objectives and policies. There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. The information below also identifies the investment adviser (and, where applicable, the investment sub-adviser) to each Portfolio. More detailed information, including a description of risks, can be found in the prospectuses for the Portfolios which should be read carefully.



SCUDDER VIT FUNDS                        - SMALL CAP INDEX The Fund seeks to match, as closely as
(managed by Deutsche Asset                 possible (before the deduction of expenses) the performance
Management, Inc.)                          of the Russell 2000 Index, which emphasizes stocks of
                                           small US companies. The Fund attempts to invest in stocks
                                           and other securities that are representative of the
                                           Russell 2000 Index as a whole. The Fund's Investment
                                           adviser will use quantitative analysis techniques to
                                           structure the Fund to obtain a high correlation to the
                                           Russell 2000 Index while remaining as fully invested as
                                           possible in all market environments, however the
                                           composition of the Russell 2000 Index and the Fund may
                                           occasionally diverge.
                                         - EQUITY 500 INDEX The Fund seeks to match, as closely as
                                           possible (before the deduction of expenses), the
                                           performance of the S&P 500 Index, which emphasizes stocks
                                           of large US companies. The Fund attempts to invest in
                                           stocks and other securities that are representative of
                                           the S&P 500 Index as a whole. The Fund's Investment
                                           adviser will use quantitative analysis techniques to
                                           structure the Fund to obtain a high correlation to the
                                           S&P 500 Index while remaining as fully invested as
                                           possible in all market environments, however the
                                           composition of the S&P 500 Index and the Fund may
                                           occasionally diverge.
                                         - EAFE(R) EQUITY INDEX The Fund seeks to match, as closely as possible, before the deduction of expenses, the
                                           performance of the EAFE(R) Index, which measures
                                           international stock market performance. The Fund attempts
                                           to invest in stocks and other securities that are
                                           representative of the EAFE(R) Index as a whole. The
                                           Fund's Investment adviser will use quantitative analysis
                                           techniques to structure the Fund to obtain a high
                                           correlation to the EAFE Index while remaining as fully
                                           invested as possible in all market environments, however
                                           the composition of the EAFE Index and the Fund may
                                           occasionally diverge.
FIDELITY VARIABLE INSURANCE              - GROWTH OPPORTUNITIES seeks to provide capital growth.
PRODUCTS FUNDS -- INITIAL CLASS          - CONTRAFUND(R) seeks long-term capital appreciation.
(managed by Fidelity Management &        - GROWTH seeks to achieve capital appreciation.
Research Company)                        - BALANCED seeks both income and growth of capital.
                                         - HIGH INCOME seeks a high level of current income while
                                           also considering growth of capital.
                                         - MONEY MARKET seeks as high a level of current income as
                                           is consistent with preservation of capital and liquidity.
PIMCO VARIABLE INSURANCE TRUST           - SHORT-TERM (Institutional Class) seeks to obtain
(managed by Pacific Investment             maximum current income consistent with preservation of
Management Company LLC)                    capital and daily liquidity by investing under normal
                                           circumstances at least 65% of its assets in a diversified
                                           portfolio of Fixed Income instruments of varying maturities.
                                         - TOTAL RETURN (Institutional Class) seeks to maximize
                                           total return, consistent with preservation of capital and
                                           prudent investment management by investing under normal
                                           circumstances at least 65% of its assets in a diversified
                                           portfolio of Fixed Income instruments of varying maturities.
                                         - STOCKSPLUS GROWTH AND INCOME (Institutional Class) seeks to achieve a total return which exceeds the total return
                                           performance of the S&P 500.

T. ROWE PRICE EQUITY SERIES, INC.        - T. ROWE PRICE MID-CAP GROWTH seeks to provide long-term
(managed by T. Rowe Price                  capital appreciation by investing in mid-cap stocks with
Associates, Inc.)                          potential for above- average earnings growth.
                                         - T. ROWE PRICE EQUITY INCOME seeks to provide substantial dividend income as well as long-term growth of capital
                                           through investments in the common stocks of established
                                           companies.
                                         - T. ROWE PRICE NEW AMERICA GROWTH seeks to provide
                                           long-term growth of capital by investing primarily in the
                                           common stocks of companies operating in sectors T. Rowe
                                           Price believes will be the fastest growing in the United
                                           States.
                                         - BLUE CHIP seeks long-term growth of capital by investing in the common stocks of large and medium-sized blue chip
                                           growth companies; income is a secondary objective.
T. ROWE PRICE INTERNATIONAL              - T. ROWE PRICE INTERNATIONAL STOCK seeks long-term growth
SERIES, INC. (managed by T. Rowe           of capital through investments primarily in the common
Price International, Inc.)                 stocks of established, non-U.S. companies.
JANUS ASPEN SERIES (managed by           - GROWTH seeks long-term growth of capital in a manner
Janus Capital Management LLC)              consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks
                                           selected for their growth potential. Although the
                                           Portfolio can invest in companies of any size, it
                                           generally invests in larger, more established companies.
                                         - CAPITAL APPRECIATION seeks long-term growth of capital.
                                           It pursues its objective by investing primarily in common
                                           stocks selected for their growth potential. The Portfolio
                                           may invest in companies of any size, from larger, well
                                           established companies to smaller, emerging growth
                                           companies.
                                         - WORLDWIDE GROWTH seeks long-term growth of capital in a
                                           manner consistent with the preservation of capital. It
                                           pursues its objective by investing primarily in common
                                           stocks of companies of any size throughout the world. The
                                           Portfolio normally invests in issuers from at least five
                                           different countries, including the United States. The
                                           Portfolio may at times invest in fewer than five
                                           countries or even a single country.
                                         - AGGRESSIVE GROWTH seeks long-term growth of capital. It
                                           pursues its objective by investing primarily in common
                                           stocks selected for their growth potential, and normally
                                           invests at least 50% of its equity assets in medium-sized
                                           companies.
                                         - FLEXIBLE INCOME seeks to obtain maximum total return,
                                           consistent with preservation of capital. It pursues its
                                           objective by primarily investing in a wide variety of
                                           income-producing securities such as corporate bonds and
                                           notes, government securities and preferred stock. As a
                                           fundamental policy the portfolio will invest at least 80%
                                           of its assets in income-producing securities.
                                         - INTERNATIONAL GROWTH seeks long-term growth of capital.
                                           It pursues its objective by investing under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United
                                           States. The portfolio may invest in U.S. issuers and it
                                           may at times invest all of its assets in fewer than five
                                           countries, or even a single country.

INVESCO VARIABLE INVESTMENT              - INVESCO VIF -- GROWTH FUND seeks long-term capital growth.
FUNDS, INC.                                It also seeks current income. The Fund normally invests at
(managed by INVESCO Funds                  least 65% of its assets in common stocks of large companies.
Group, Inc.)                               We define large companies as companies that are included in the Russell 1000 Growth index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have -
                                           growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of
                                           foreign companies.

                                         - INVESCO VIF -- DYNAMICS FUND seeks capital appreciation. The
                                           Portfolio normally invests at least 65% of its assets in
                                           common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Midcap
                                           Growth Index at the time of purchase, or if not included in that
                                           Index, have market capitalizations of between $2.5 billion and
                                           $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index.
                                           The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns.

                                         - INVESCO VIF -- FINANCIAL SERVICES seeks capital appreciation. The
                                           Portfolio invests normally at least 80% of its assets in the equity securities of companies involved in the financial services sector.
                                           These companies include, but are not limited to, banks (regional and money centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries
                                           (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments -
                                           although securities prices of financial services companies generally are interest rate-sensitive.

                                         - INVESCO VIF -- HEALTH SCIENCES seeks capital appreciation. The
                                           Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-
                                           established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

                                         - INVESCO VIF -- SMALL COMPANY GROWTH FUND seeks to achieve growth of capital by normally investing at least 65% (80% effective July 31,
                                           2002) in equity securities of small capitalization companies.
                                           INVESCO defines small capitalization companies as companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of $2.5 billion or below at the time of purchase. The scope of the Index varies with market performance of the companies in the Index.

                                         - INVESCO VIF -- TECHNOLOGY FUND seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-
                                           related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the
                                           Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

                                         - INVESCO VIF -- TELECOMMUNICATIONS FUND seeks capital appreciation.
                                           The Portfolio normally invests at least 65% (80% effective July 31,
                                           2002) of its assets in the equity securities of companies that are engaged in the design, development, manufacture, distribution, or sale of communications services and equipment, and companies that are involved in supplying equipment or services to such companies.
                                           The telecommunications sector includes, but is not limited to, companies that offer telephone services, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access. Normally, the Portfolio will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the holdings.


THE UNIVERSAL INSTITUTIONAL FUNDS,       - EMERGING MARKETS DEBT seeks high total return by
INC. (managed by Morgan Stanley          investing primarily in fixed income securities of
Investment Management)                     government and government- related issuers and, to a
                                           lesser extent, of corporate issuers in emerging market
                                           countries.
                                         - EMERGING MARKETS EQUITY seeks long-term capital
                                         appreciation by investing primarily in growth-oriented
                                           equity securities of issuers in emerging market
                                           countries.
                                         - MID CAP VALUE seeks above-average total return over a
                                         market cycle of three to five years by investing in common stocks and other equity securities.
VANGUARD VARIABLE INSURANCE FUND         -MONEY MARKET seeks to provide income while maintaining
Managed by the following:                liquidity and a stable share price of $1. An investment in
Money Market, Short-Term Corporate        the Portfolio is not insured or guaranteed by the FDIC or
and Total Bond Market Index --            any other government agency. Although the Portfolio seeks
Vanguard's Fixed Income Group             to preserve the value of your investment at $1 per share,
High Yield Bond and                       it is possible to lose money by investing in the
Balanced -- Wellington Management         Portfolio.
Company, LLP                             -SHORT TERM CORPORATE seeks to provide a high level of
Equity Index, Mid-Cap Index and          income by investing primarily in high-quality, short-term
REIT Index -- Vanguard's                  and intermediate-term bonds issued by corporations.
Quantitative Equity Group                -TOTAL BOND MARKET INDEX seeks to provide a higher level of
Equity Income -- Newell Associates       income by attempting to match the performance of a broad-based
Diversified Value -- Barrow,              market index of publicly traded, investment-grade bonds.
Hanley, Mewhinney & Strauss              -HIGH YIELD BOND seeks to provide a high level of income by
Growth -- Alliance Capital               investing primarily in a diversified group of
Management, L.P.                          high-yielding, higher-risk corporate bonds with medium-
Small Company Growth --                   and lower-range credit-quality ratings, commonly known as
Granahan Investment Management,           "junk bonds."
Inc. and Grantham, Mayo, Van             -BALANCED seeks to conserve capital, while providing
Otterloo & Co LLC                        moderate income and moderate long-term growth of capital
International -- Schroder                 and income.
Investment Management North              -EQUITY INCOME seeks to provide a relatively high level of
America Inc.                             current income and the potential for long-term growth of
                                          capital and income.
                                         -DIVERSIFIED VALUE seeks to provide long-term growth of
                                         capital and a moderate level of dividend income.
                                         -EQUITY INDEX seeks to provide long-term growth of capital and income by attempting to match the performance of a
                                          broad-based market index of stocks of large U.S.
                                          companies.
                                         -MID-CAP INDEX seeks to provide long-term growth of capital by attempting to match the performance of a broad-based
                                          market index of stocks of medium-size U.S. companies.
                                         -GROWTH seeks to provide long-term growth of capital by
                                         investing primarily in large-capitalization stocks of
                                          high-quality, seasoned U.S. companies with records of
                                          superior growth.
                                         -SMALL COMPANY GROWTH seeks to provide long-term growth of capital by investing primarily in the stocks of smaller
                                          companies (which, at the time of purchase, typically have
                                          a market value of less than $1-$2 billion).
                                         -INTERNATIONAL seeks to provide long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.
                                         -REIT INDEX seeks to provide a high level of income and
                                         moderate long-term growth of capital.
ROYCE CAPITAL FUND (managed              -ROYCE SMALL-CAP seeks long-term growth of capital as its
by Royce and Associates, Inc.)            primary investment goal and current income as its secondary goal. Royce invests the Fund's assets primarily in a
                                          limited number of equity securities issued by small companies with stock market capitalizations between $400 million and
                                          $2 billion. Royce generally looks to invest in companies
                                          that it considers "premier" -- those that have excellent
                                          business strengths and/or prospects for growth, high internal rates of return and low leverage and are trading significantly below its estimate of their current worth.
                                         -ROYCE MICRO-CAP seeks long-term growth of capital. Royce
                                          invests the Fund's assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies
                                          (companies with stock market capitalizations less than $400 million). Royce selects these securities from a universe of more than 6,600 micro-cap companies, generally focusing on companies that it believes are trading considerably below
                                          its estimate of their current worth.

     Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain Portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. It is possible that a material conflict may arise between the interests of Owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a Portfolio. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the Portfolios currently foresee any such disadvantages, Western Reserve and each Portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

     The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that the same investment adviser, sub-investment adviser, or manager may manage. The investment results of the Portfolios may be higher or lower than the results of such other portfolios. There can be no assurance, and Western Reserve makes no representation, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, sub-investment adviser, or manager.


     We may receive expense reimbursements or other revenues from the underlying Portfolios or their managers. The amount of these reimbursements or revenues, if any, (1) may be substantial; (2) may be different for different Portfolios; (3) may depend on the amount of assets that we have invested in the Portfolio; and (4) currently range from 0% to 0.25% of the assets we have invested in the Portfolio.


                             FACTS ABOUT THE POLICY

AVAILABILITY OF THE POLICY

     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

     - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

APPLYING FOR A POLICY

     To purchase a Policy, Western Reserve must receive a completed application at the Administrative Office. Under Western Reserve's current rules, the minimum Face Amount of a Policy is generally $25,000. Western Reserve will generally issue Policies to Insureds who supply satisfactory evidence of insurability sufficient to Western Reserve. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.

FREE-LOOK PERIOD

     An Owner may cancel a Policy for a refund during the "free-look period" by returning it to Western Reserve or to the sales representative who sold it. The free-look period generally expires 10 days after delivery of the Policy. Certain states may require a free-look period longer than 10 days. If you decide to cancel the Policy, Western Reserve will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Western Reserve will refund an amount equal to the greater of the Cash Value as of the date the Policy is returned, or the premiums paid less any partial withdrawals. Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.

PREMIUMS

     PREMIUM FLEXIBILITY. Owners are not required to adhere to any rigid and inflexible premium schedule. Western Reserve may require the Owner to pay an initial premium. Thereafter, up to age 100 and subject to the maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. When making premium payments during the first Policy Year, an Owner should consider the effect of the sales charge (since Western Reserve deducts a lower percentage of each premium received in excess of the Target Premium during the first Policy Year than in subsequent Policy Years), and the deferred sales charge (because Western Reserve deducts this charge based on a percentage of premiums paid in the first year). See Charges and Deductions -- Percent of Premium Load; and Deferred Sales Charge.

     PLANNED PERIODIC PREMIUMS. Each Owner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Owner is not required to pay premiums in accordance with this schedule. Furthermore, the Owner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

     The payment of a Planned Periodic Premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Value. Thus, even if Planned Periodic Premiums are paid by the Owner, the Policy will nonetheless lapse any time Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without a sufficient payment being made.

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If you pay a premium which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Western Reserve will return any part of the premium in excess of that amount, and will not accept any further premiums until allowed by the current maximum premium limitations set forth under Federal tax laws.

     PAYMENT OF PREMIUMS. Any payment made by check or money order must be payable to Western Reserve Life Assurance Co. of Ohio. Western Reserve will treat payments made by the Owner as a premium payment unless clearly marked as loan repayments. Western Reserve will deduct certain charges from each premium payment. (See Charges and Deductions, p. 31.) As an accommodation to Owners, Western Reserve will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an initial premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("fax") of a completed application. An initial premium accepted via wire transfer with fax will be allocated in accordance with current procedures explained in the section entitled Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums. An initial premium made by wire transfer not accompanied by a simultaneous fax, or accompanied by a fax of an incomplete application will be applied at the unit value next determined not later than two business days after receipt of an appropriate fax or a complete application. However, if Western Reserve cannot obtain the fax or essential information within five business days, Western Reserve shall inform the applicant of the reasons for the delay, and will return the initial premium to the applicant unless the applicant specifically consents to allow Western Reserve to retain the initial premium until the required fax or essential information is received.

     If Western Reserve later receives the application with original signature and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the fax, Western Reserve will reallocate the initial premium on the first Valuation Day on or following the date the Policy is issued, in accordance with the allocation instructions in the application with original signature.

     Owners wishing to make payments via bank wire should instruct their banks
to wire Federal Funds as follows:                                              .

    ALLFIRST
     ABA #052000113
     For credit to account of Western Reserve #89487643
     Include your name and Policy number on all correspondence.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. The failure to make a Planned Periodic Premium payment will not itself cause the Policy to Lapse. Lapse will only occur where Net Cash Value is insufficient to cover the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. If the Net Cash Value is insufficient to cover the monthly deduction, the Owner must pay during the Late Period a payment at least sufficient to provide a Net Premium to cover the sum of the monthly deductions due within the Late Period. Such a lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Cash Value, or the Net Cash Value has decreased because not enough premiums have been paid to offset the monthly charges.

     If Net Cash Value is insufficient to cover the monthly deduction, Western Reserve will notify the Owner and any assignee of record of the minimum payment needed to keep the Policy in force. The Owner will then have a Late Period of 62 days, measured from the date notice is sent to the Owner, for Western Reserve to receive sufficient payments. If Western Reserve does not receive a sufficient payment within the Late Period, the Policy will lapse. If Western Reserve receives a sufficient payment during the Late Period, Western Reserve will allocate any resulting Net Premium among the Subaccounts, and will charge any monthly deductions due to such Subaccounts, in accordance with the Owner's then current instructions. (See Allocation of Premiums and Cash Value -- Allocation of Net Premiums, and Charges and Deductions -- Monthly Deductions.) If the Insured dies during the Late Period, the Life Insurance Benefit Proceeds will equal the amount of the Life Insurance Benefit Proceeds immediately prior to the commencement of the Late Period, reduced by any due and unpaid charges.

     REINSTATEMENT. You may reinstate a lapsed Policy any time within five years after the date of Lapse by submitting the following items to Western
Reserve:

          1. A written application for reinstatement from the Owner;

          2. Evidence of insurability satisfactory to Western Reserve; and

          3. A premium that, after the charges against premiums, is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     Western Reserve reserves the right to decline a reinstatement request. Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Deduction Day on or next following the date Western Reserve approves the application for reinstatement.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

     NET PREMIUMS. The Net Premium equals the premium paid less any applicable percent of premium load. (See Charges and Deductions -- Percent of Premium
Load). When an initial premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Effective Date.

     ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner will allocate Net Premiums to one or more of the Subaccounts of the Separate Account. Notwithstanding the allocation in the application, the initial premium, less charges, will be allocated during the free-look period to the General Account and will earn interest at an annual rate (minimum 4%) declared by Western Reserve. At the end of the free-look period, Western Reserve allocates the Net Premium, including interest earned during the free-look period, to the Subaccounts as directed in the application. Western Reserve deems the Policy to be delivered four days after it is mailed for the purpose of allocating the Net Premium (including interest) at the end of the free-look period. (See Facts About The Policy -- Free-Look Period.)


     The minimum percentage of each premium that you may allocate to any Subaccount is 1%; percentages must be in whole numbers. You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner to our Administrative Office, or by calling our Administrative Office. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding telephone instructions for transfers among Subaccounts. (See Transfer Privileges.) Upon instructions from the Owner, the registered representative or agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes to the allocation of Net Premiums. Investment returns from the amounts allocated to Subaccounts of the Separate Account will vary with the investment experience of these Subaccounts and the Owner bears the entire investment risk.

POLICY VALUES

     CASH VALUE. The Cash Value serves as the starting point for calculating certain values under a Policy. The Cash Value is the sum of all Subaccount Values and the Loan Account Value and therefore varies to reflect the investment experience of the Subaccounts. Western Reserve determines the Cash Value on the date the Policy is issued and on each Valuation Day thereafter. The Cash Value may be more or less than premiums paid. THERE IS NO GUARANTEED MINIMUM CASH VALUE.

     NET CASH VALUE. The Net Cash Value is the amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Indebtedness.

     SUBACCOUNT VALUE. The Subaccount Value of any Subaccount as of the end of the free-look period is equal to the amount of the initial Net Premium allocated to that Subaccount (including any interest credited during the free-look period). On subsequent Valuation Days, the Subaccount Value is equal to that part of any Net Premium allocated to the Subaccount and any Cash Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any Cash Value transferred out of that Subaccount.

     ACCUMULATION UNITS. For each Subaccount, Net Premiums allocated to a Subaccount or amounts of Cash Value transferred to a Subaccount are converted into Accumulation Units. Western Reserve determines the number of Accumulation Units credited to a Policy by dividing the dollar amount of any Net Premium or transfer directed to each Subaccount by the value of an Accumulation Unit for that Subaccount on the transaction date. Therefore, Net Premiums allocated to or amounts transferred to a Subaccount under a Policy increase the number of Accumulation Units of that Subaccount credited to the Policy.

     Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy:

          - Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of the appropriate number of Accumulation Units of that Subaccount as do:

          - surrender of the Policy;

          - payment of the Life Insurance Benefit Proceeds;

          - Policy loans; and

          - the deduction of the monthly deduction.

     Accumulation Units are canceled as of the end of the Valuation Period in which Western Reserve receives written notice regarding the event. These events are referred to as "Policy transactions."

     Accumulation Units are bought and sold each time there is a Policy transaction. Western Reserve determines the number of Accumulation Units in any Subaccount on any day follows:

          1. From the Accumulation Units as of the prior Monthly Deduction Day, subtract the Accumulation Units sold to pay any partial withdrawals;

          2. Add Accumulation Units bought with Net Premiums received since the prior Monthly Deduction Day;

          3. Subtract Accumulation Units sold to transfer amounts into the Loan Account;

          4.  Add Accumulation Units bought with loan repayments;

          5. Subtract Accumulation Units sold to transfer amounts to other Subaccounts;

          6. Add Accumulation Units bought from amounts transferred from other Subaccounts.

     The number of Accumulation Units on a Monthly Deduction Day is the result of steps 1 through 6 above, minus the number of Accumulation Units sold to pay the monthly deduction charge. If the Monthly Deduction Day is a Policy Anniversary, Western Reserve will increase the number of Accumulation Units by Accumulation Units bought with any amounts transferred from the Loan Account.

     ACCUMULATION UNIT VALUE. Western Reserve determines the value of an Accumulation Unit on any Valuation Day by multiplying the value of that Accumulation Unit on the immediately preceding Valuation Day by the Net Investment Factor for the Valuation Period.

     NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of Accumulation Units of a Subaccount from one Valuation Period to the next. Western Reserve determines the Net Investment Factor for any Subaccount for any Valuation Period by dividing 1 by 2, where:

          1. is the result of:

             a. the net asset value per share of the Portfolio held in the
                Subaccount, determined at the end of the current Valuation Period; plus

             b. the per share amount of any dividend or capital gain
                distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; and

          2. is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the immediately preceding Valuation Period.

     The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

TRANSFER PRIVILEGES

     GENERAL. Owners may transfer Cash Value among the Subaccounts. The amount of Cash Value available for transfer from any Subaccount is determined at the end of the Valuation Period during which the transfer request is received at the Administrative Office. The net asset value for each share of the corresponding Portfolio of any Subaccount is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits -- Cash Value -- Valuation Day and Valuation Period.) Therefore, any transfer request received after the close of the regular business session of the NYSE, on any day the NYSE is open, will be processed using the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the NYSE, on the next day the NYSE is open for business.


     Some investors try to profit from various strategies known as market timing -- for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one Portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Portfolios have adopted special policies to discourage short-term trading. Specifically, each Portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient Portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.



THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER.

The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying Portfolio and increase transactions costs. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, the payment or transfer or series of transfers would have a negative impact on a Portfolio's operations or if a Portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.


     The minimum amount that you may transfer is the lesser of $500 or the value of all remaining Accumulation Units in a Subaccount, unless Western Reserve agrees otherwise. The Subaccount from which you make a transfer must maintain a minimum balance of $500 after the transfer is completed. If the value of the remaining Accumulation Units in a Subaccount would be less than $500, Western Reserve has the right to include that amount as part of the transfer.


     Owners may make up to 12 transfers of Cash Value without charge during any one Policy Year. After these 12 transfers in a Policy Year, Western Reserve reserves the right to impose a charge of $25 for each subsequent transfer. Western Reserve will not increase the transfer charge. Western Reserve will consider all transfers made in any one day a single transfer and will deduct any transfer charges on a pro-rata basis from each Subaccount from which a transfer was made. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation of Cash Value immediately after the free-look period, will not be treated as a transfer for the purpose of this charge. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.



     Owners may make transfer requests in writing or by telephone. Written requests must be in a form acceptable to Western Reserve and sent to our Administrative Office. The registered representative or agent of record for the Policy may, upon instructions from the Owner for each transfer, make telephone transfers upon request without the necessity for the Owner to have previously authorized telephone transfers in writing. Transfer requests made by telephone must be verified by a facsimile sent to the Administrative Office before the transfer is made. If, for any reason, an Owner does not want the ability to make transfers by telephone, the Owner should provide written notice to Western Reserve at the Administrative Office. All telephone transfer requests should be made by calling the Administrative Office.


     Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Owners, and/or tape recording telephone instructions received from Owners.


     We cannot guarantee that telephone or facsimile transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.



     Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at the Administrative Office.

     ASSET REBALANCING PROGRAM. Western Reserve offers a program under which the Owner may authorize Western Reserve to transfer Cash Value periodically to maintain a particular percentage allocation among the Subaccounts. The Cash Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts at the end of each period to match the Policy's currently effective Net Premium allocation schedule. The asset rebalancing program is intended to transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Subaccount will not have losses.


     To qualify for the asset rebalancing program, a minimum Cash Value of $10,000 for an existing Policy, or a minimum initial premium of $10,000 for a new Policy, is required. To participate in the asset rebalancing program, a properly completed asset rebalancing request form, which is available upon request, must be received at our Administrative office.


     Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Effective Date. Following receipt of the asset rebalancing request form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

     There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year.

     The Owner may terminate participation at any time in the asset rebalancing program by oral or written request to Western Reserve. Participating in the asset rebalancing program will terminate automatically if any transfer is made to, or from, any Subaccount, other than on account of a scheduled rebalancing. If the Owner wishes to resume the asset rebalancing program after it has been canceled, a new asset rebalancing request form must be completed and sent to Western Reserve. The Owner may start and stop participation in the asset rebalancing program at any time; however, Western Reserve reserves the right to restrict entry into the asset rebalancing program to once per Policy Year.

     Western Reserve may discontinue, modify, or suspend, the asset rebalancing program at any time.

SURRENDERS AND PARTIAL WITHDRAWALS


     SURRENDERS. At any time while the Insured is still living and the Policy is in force, the Owner may, by written request to our Administrative Office, surrender the Policy for its Net Cash Value, which is the Cash Value less any Indebtedness. If the Policy is completely surrendered and the proceeds are paid directly to the Owner, Western Reserve may pay the Owner an amount in addition to the Net Cash Value. Any additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the Owner. The additional amount varies by the number of years since the Effective Date, the amount of premium paid in the first year, the Target Premium, the Cash Value, and any other factor reasonably related to the Policy's expected acquisition or administrative cost. Payment of any additional amount will be determined in a manner not unfairly discriminatory to the Owners. A surrender is effective as of the date on which Western Reserve receives a written request for surrender. Once the Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated. A surrender may have tax consequences. (See Federal Tax Considerations, p. 41.)

     PARTIAL WITHDRAWALS. After the first Policy Year, while the Insured is still living and the Policy is in force, an Owner may apply for a partial withdrawal. The request must be made in writing to the Administrative Office and the amount requested must be at least $500. The maximum amount that may be requested is the amount that would leave at least $500 remaining in the Subaccount from which the partial withdrawal is made. The amount withdrawn is deducted from each of the Subaccounts on a pro rata basis unless you specify otherwise in a written notice to the Administrative Office. Western Reserve generally will pay a partial withdrawal request within seven days following the Valuation Day the request is received.

     There is no limit on the number of partial withdrawals that may be made during a Policy Year. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from each of the Subaccounts unless you provide other written instructions to the Administrative Office.

     If the Owner has selected Life Insurance Benefit Option 1, Western Reserve will reduce the Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Face Amount will not be changed by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and the partial withdrawal is greater than the sum of the premiums paid, the Face Amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the Face Amount is not reduced. Western Reserve may reject any partial withdrawal if it would cause the Policy to fail to qualify as a life insurance contract under the Code or regulations or rulings thereunder. A partial withdrawal may have tax consequences. (See Federal Tax Considerations, p. 41.)

LOANS

     After the first Policy Year as long as the Policy remains in force, the Owner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve permits a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Code. The maximum amount that may be borrowed is 90% of the Cash Value, less any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to not less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Considerations, p. 41.)

     When you request a loan, Western Reserve will withdraw an amount equal to the requested loan amount plus interest in advance for one year from each of the Subaccounts on a pro-rata basis, unless you specify otherwise in a written notice to the Administrative Office, and transfer this amount to the Loan Account until the loan is repaid.

     Western Reserve normally will pay the amount of the loan within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. Under Western Reserve's current procedures, at each Policy Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Account (including interest credited to the Loan Account during the previous Policy Year). Western Reserve will also make this comparison any time the Owner repays all of the loan, or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Account, Western Reserve will withdraw the difference from the Subaccounts and transfer it to the Loan Account in the same manner as when a loan is made. If the amount in the Loan Account exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Account and transfer it to the Subaccounts in the same manner as current Net Premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge.

     INTEREST RATE CHARGED. The guaranteed annual interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the day the loan is repaid. For Policies issued on or after January 28, 2002, the current annual interest rate on a Policy loan is 4.70% in Policy Years 1-17 and 4.20% in Policy Years 18+. Different current loan interest rates apply for Policies issued prior to January 28, 2002. Loan interest that is unpaid when due will be added to the amount of the loan and will bear interest at the same rate. On the date of the Insured's death, the date the Policy ends, the date of a loan repayment, or any other date Western Reserve specifies, any necessary adjustment will be made in the loan to reflect any interest accrued since the last Policy Anniversary. If an annual interest rate lower than 6% is set, any subsequent increase in the interest rate shall be subject to the following conditions:

          (1) The effective date of any increase in the interest rate for Policy loans shall not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased shall not exceed 1% per year, but the maximum annual interest rate will be 6%.

          (3) Western Reserve will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the annual interest rate, Western Reserve will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) Western Reserve will give notice of any increase in the annual interest rate whenever a loan is made during the 40 days before the effective date of the increase.

     LOAN ACCOUNT INTEREST RATE CREDITED. The amount in the Loan Account will accrue interest at an effective annual rate of 4%. Western Reserve may credit a higher rate, but it is not obligated to do so.

     EFFECT OF POLICY LOANS. A Policy loan affects the Policy, because the Life Insurance Benefit Proceeds and Net Cash Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the Life Insurance Benefit Proceeds and Net Cash Value to increase by the amount of the repayment. As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Account. This amount will not be affected by the Separate Account's investment performance. Amounts transferred from the Separate Account to the Loan Account will affect the Separate Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Separate Account. There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as possible adverse tax consequences which could occur if a Policy lapses with loans outstanding.

     INDEBTEDNESS. Indebtedness equals the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the Cash Value, Western Reserve will notify the Owner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 31 days from the date notice is sent, the Policy will Lapse and terminate without value. The Policy, however, may later be reinstated.

     REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time. Western Reserve will treat payments made by the Owner while there is Indebtedness as premium payments unless the Owner indicates that the payment should be treated as a loan repayment. If not repaid, Western Reserve may deduct Indebtedness from any amount payable under the Policy. As Indebtedness is repaid, the Policy's value in the Loan Account securing the Indebtedness repaid will be transferred from the Loan Account to the

Subaccounts in the same manner as current Net Premiums are allocated. Western Reserve will allocate the repayment of Indebtedness at the end of the Valuation Period during which the repayment is received.

LIFE INSURANCE BENEFITS


     GENERAL. Owners designate in the initial application one of three Life Insurance Benefit Options offered under the Policy: Life Insurance Benefit Option 1 ("Option 1"), Life Insurance Benefit Option 2 ("Option 2"), and Life Insurance Benefit Option 3 ("Option 3"). As long as the Policy remains in force, Western Reserve will, upon receiving due proof of the Insured's death, pay the Life Insurance Benefit Proceeds of a Policy to the named Beneficiary in accordance with the designated Life Insurance Benefit Option. Western Reserve will determine the amount of the Life Insurance Benefit Proceeds payable at the end of the Valuation Period during which the Insured dies. Western Reserve may pay the proceeds in a lump sum or under one or more of the settlement options set forth in the Policy. Western Reserve guarantees that as long as the Policy remains in force, the Life Insurance Benefit under any option will never be less than the Face Amount of the Policy until age 100 when the death benefit equals the Cash Value, but the Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance provided by rider. To qualify the Policy as life insurance under the Code, Owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the Life Insurance Benefit provided, vary from one test to the other. (See the separate tables below.)


     OPTION 1. The Life Insurance Benefit is the greater of the Face Amount of the Policy or the applicable percentage (the "limitation percentage") times the Cash Value on the date of death. Accordingly, under Option 1 the Life Insurance Benefit will remain level unless the limitation percentage times the Cash Value exceeds the Face Amount, in which case the amount of the Life Insurance Benefit will vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 1. For purposes of this illustration, assume that the Insured's Attained Age is under 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 1, a Policy with a $50,000 Face Amount will generally pay $50,000 in Life Insurance Benefits. However, because the Life Insurance Benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the Life Insurance Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Cash Value above $20,000 will increase the Life Insurance Benefit by $2.50. Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Face Amount, the Life Insurance Benefit will equal the Face Amount of the Policy.

     OPTION 2. The Life Insurance Benefit is equal to the greater of the Face Amount plus the Cash Value of the Policy or the limitation percentage times the Cash Value on the date of death. Accordingly, under Option 2 the amount of the Life Insurance Benefit will always vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 2. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 2, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, Cash Value multiplied by the limitation percentage is less than the Face Amount plus the Cash Value, then the Life Insurance Benefit will be the Face Amount plus the Cash Value of the Policy.

     OPTION 3. The Life Insurance Benefit is equal to the greater of the Face Amount plus cumulative premiums paid less cumulative partial withdrawals, or the corridor percentage times the Cash Value. Accordingly, under Option 3, the amount of Life Insurance Benefit will always vary with the premiums paid and partial withdrawals taken, and may vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 3. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 3, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $24,000, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $24,000 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $24,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
0-40.................    250
  41.................    243
  42.................    236
  43.................    229
  44.................    222
  45.................    215
  46.................    209
  47.................    203
  48.................    197
  49.................    191
  50.................    185
  51.................    178
  52.................    171
  53.................    164
  54.................    157
  55.................    150
  56.................    146
  57.................    142
  58.................    138

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
  59.................    134
  60.................    130
  61.................    128
  62.................    126
  63.................    124
  64.................    122
  65.................    120
  66.................    119
  67.................    118
  68.................    117
  69.................    116
  70.................    115
  71.................    113
  72.................    111
  73.................    109
  74.................    107
  75.................    105
  76.................    105
  77.................    105

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
  78.................    105
  79.................    105
  80.................    105
  81.................    105
  82.................    105
  83.................    105
  84.................    105
  85.................    105
  86.................    105
  87.................    105
  88.................    105
  89.................    105
  90.................    105
  91.................    104
  92.................    103
  93.................    102
94-99................    101
100 and older........    100

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
20...................  631      751
21...................  612      727
22...................  595      704
23...................  577      681
24...................  560      659
25...................  542      638
26...................  526      617
27...................  509      597
28...................  493      578
29...................  477      559
30...................  462      541
31...................  447      523
32...................  432      506
33...................  418      489
34...................  404      473
35...................  391      458
36...................  379      443
37...................  366      428
38...................  355      414
39...................  343      401
40...................  332      388
41...................  322      376
42...................  312      364
43...................  302      353
44...................  293      342
45...................  284      332
46...................  275      322

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
47...................  267      312
48...................  259      303
49...................  251      294
50...................  244      285
51...................  237      276
52...................  230      268
53...................  224      261
54...................  218      253
55...................  212      246
56...................  206      239
57...................  201      232
58...................  195      226
59...................  190      219
60...................  186      213
61...................  181      207
62...................  177      201
63...................  172      196
64...................  168      191
65...................  164      186
66...................  161      181
67...................  157      176
68...................  154      172
69...................  151      167
70...................  148      163
71...................  145      159
72...................  142      155
73...................  140      152

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
74...................  137      148
75...................  135      145
76...................  133      142
77...................  131      139
78...................  129      136
79...................  127      134
80...................  125      131
81...................  124      129
82...................  122      127
83...................  121      125
84...................  119      123
85...................  118      121
86...................  117      119
87...................  116      118
88...................  115      117
89...................  114      115
90...................  113      114
91...................  112      113
92...................  111      111
93...................  110      110
94...................  109      109
95...................  107      108
96...................  106      106
97...................  105      105
98...................  103      103
99...................  102      102
100..................  100      100

     CHOOSING A LIFE INSURANCE BENEFIT OPTION. As described above and assuming the Life Insurance Benefit is not determined by reference to the limitation percentage, Option 1 will provide a Face Amount of Life Insurance Benefit which does not vary with changes in Cash Value. Thus, under Option 1, as Cash Value increases, Western Reserve's net amount at risk under the Policy will decline. In contrast, Option 2 involves a constant net amount at risk, assuming that the Life Insurance Benefit is not determined by reference to the limitation percentage. The net amount at risk under the Policy for Option 3 is dependent upon the amount and timing of premiums paid. Consequently, there is no generalized pattern as with Options 1 and 2. Therefore, assuming sufficiently positive investment experience, the deduction for cost of insurance under a Policy with an Option 1 Life Insurance Benefit will be less than under a corresponding Policy with an Option 2 or 3 Life Insurance Benefit. Because of this, if investment performance is positive, Cash Value under Option 1 will increase faster than under Options 2 or 3 but the total Life Insurance Benefit under Options 2 or 3 will generally be greater. Thus, Option 1 could be considered more suitable for Owners whose goal is increasing Cash Value based upon positive investment experience while Options 2 and 3 could be considered more suitable for Owners whose goal is increasing total Life Insurance Benefit.


     CHANGING THE LIFE INSURANCE BENEFIT OPTION. Generally, the Life Insurance Benefit Option in effect may be changed by the Owner after the first Policy Year by sending a written request for change to our Administrative Office. Western Reserve may require proof of insurability. A change in Life Insurance Benefit Option may have Federal income tax consequences. Under Western Reserve's current rules, no change may be made if it would result in a Face Amount less than the minimum Face Amount set forth in the Policy, or if the Policy would not continue to qualify as life insurance as defined under Section 7702 of the Code. The effective date of any change will be the Monthly Deduction Day on or after Western Reserve approves the request. No charges will be imposed for making a change in Life Insurance Benefit Option. If the Life Insurance Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased by an amount equal to the Cash Value on the effective date of change. If the Life Insurance Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased by an amount equal to the Cash Value on the effective date of the change. If the Life Insurance Benefit Option is changed from Option 3 to Option 1, the Face Amount will be increased by the sum of the premiums paid less the sum of partial withdrawals. If the Life Insurance Benefit Option is changed from Option 1 to Option 3, the Face Amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals. Western Reserve will not allow changes between Options 2 and 3. Changing the Life Insurance Benefit Option could have tax consequences. Consult a tax advisor before changing the Life Insurance Benefit Option.

     HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains in force, Western Reserve guarantees that the Life Insurance Benefit will never be less than the Face Amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The Life Insurance Benefit may, however, vary with the Policy's Cash Value. Under Option 1, the Life Insurance Benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Face Amount of the Policy. The Life Insurance Benefit under Option 2 will always vary with the Cash Value because the Life Insurance Benefit equals either the Face Amount plus the Cash Value or the limitation percentage times the Cash Value. The Life Insurance Benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Cash Value multiplied by the limitation percentage exceeds the Face Amount plus cumulative premiums paid less cumulative partial withdrawals.

     CHANGING THE FACE AMOUNT. Subject to certain limitations, an Owner may increase or decrease the Face Amount of a Policy. A change in Face Amount may affect the net amount at risk, which may affect an Owner's cost of insurance charge. A change in Face Amount could also have Federal income tax consequences. Consult a tax advisor before changing the Face Amount.

     DECREASES. Any decrease in the Face Amount will become effective on the Monthly Deduction Day on or following receipt of a written request from the Owner by Western Reserve at the Administrative Office. No requested decrease in the Face Amount will be permitted during the first Policy Year. The Face Amount remaining in force after any requested decrease may not be less than $25,000. If, following the decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

     INCREASES. For an increase in the Face Amount, written application must be submitted. Western Reserve will also require that additional evidence of insurability be submitted. Western Reserve reserves the right to decline any increase request. Any increase will become effective on the Monthly Deduction Day after Western Reserve approves the request for the increase. No increase in the Face Amount will be permitted during the first Policy Year. An increase need not be accompanied by an additional premium, but there must be sufficient Net Cash Value to cover the next monthly deduction after the increase becomes effective.

DURATION OF THE POLICY

     The Policy's duration depends upon the Net Cash Value. The Policy will remain in force so long as the Net Cash Value is sufficient to pay the monthly deduction. If the Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without an adequate payment by the Owner, the Policy will lapse and terminate without value.

WHEN INSURANCE COVERAGE TAKES EFFECT

     No life insurance coverage shall take effect unless the proposed Insured is alive, in the same condition of health as described in the application when the Policy is delivered to the Owner, and the full initial premium is paid.

PAYMENT OPTIONS

     The Policy offers a variety of optional ways of receiving proceeds under the Policy, other than in a lump sum. Any agent authorized to sell the Policy can explain these options upon request. None of these options vary with the investment performance of a separate account.

                             CHARGES AND DEDUCTIONS

     The following charges will apply to your Policy under the circumstances described. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by Western Reserve in connection with the Policies, some of which are described below.

     Services and benefits provided by Western Reserve include:

        - the Life Insurance Benefits, cash and loan benefits provided by the Policy;

        - investment options, including Net Premium allocations;

        - administration of elective options under the Policy; and

        - the distribution of reports to Owners.

     Costs and expenses Western Reserve incurs include:

        - those associated with underwriting applications and changes in Face Amount and riders;

        - various overhead and other expenses associated with providing the services and benefits relating to the Policy;

        - sales and marketing expenses; and

        - other costs of doing business, such as federal, state and local premium and other taxes and fees.

     Risks assumed by Western Reserve include the risks that:

        - Insureds may live for a shorter period of time than estimated resulting in the payment of greater Life Insurance Benefits than expected; and

        - the costs of providing the services and benefits under the Policies will exceed the charges deducted.


     The fees and charges deducted under the Policy may result in a profit to us.


PERCENT OF PREMIUM LOAD

     Western Reserve deducts certain expenses at the time you make premium payments. Western Reserve then allocates the remainder of each premium (the Net Premium) to the Subaccounts as you direct. The expenses deducted from your premium are intended to compensate Western Reserve for sales expenses and federal and state tax charges. Premium tax charges imposed by different states range from 0.0% to 3.5% of premiums.

     Western Reserve deducts a percent of premium received up to the Target Premium and a percent of premium received in excess of the Target Premium. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 40). For Policies issued on or after January 28, 2002, the current percent of premium load is as follows: 11.5% of premium received up to Target Premium and 1.00% of premium received in excess of Target Premium in Policy Year 1; 6.0% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 2-7; 2.10% of premium received up to Target Premium and 0.50% of premium received in excess of Target Premium in Policy Years 8-10; and 0.50% of all premium received in Years 11+. Different charges apply to Policies issued prior to January 28, 2002. The maximum percent of premium load deduction is 11.5% of each premium received up to the Target Premium in all years and 4.5% of premium received in excess of Target Premium in Policy Year 1, 7.5% of premium received in excess of Target Premium in Policy Years 2+.

     Please note that higher premium amounts paid during the first Policy Year will result in higher amounts being subject to the deferred sales charge in Policy Years 2 through 7. (See Deferred Sales Charge, below.) An Owner deciding the appropriate amount and timing of premium payments should consider the combined effect of the percent of premium load and the deferred sales charge.


     Some or all of the premium load we deduct is used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the Owner.


     DEFERRED SALES CHARGE. On each Policy Anniversary during Policy Years 2-7, Western Reserve deducts a percent of the premium received in Policy Year 1 or the decrease in premium in excess of Target Premium received in Policy Year 1. For Policies issued on or after May 1, 2001, the current deferred sales charge is as follows: 1.50% of the premium received up to Target Premium in Policy Year 1 and 0.40% of premium received in excess of Target Premium in Policy Year 1. Different charges apply to Policies issued prior to May 1, 2001. The maximum deferred sales charge in Policy Years 2-7 is 1.50% of all premium received in Policy Year 1.

MONTHLY DEDUCTIONS

     Western Reserve deducts the charges listed below from your Cash Value as of the Effective Date and on each Monthly Deduction Day. The deductions are made from the Subaccounts in the same proportion that the Subaccount Value in each Subaccount bears to the total Cash Value as of the Monthly Deduction Day. The monthly deduction consists of

          (1) a monthly Policy charge,

          (2) the monthly cost of insurance charge,

        (3) the cost of any supplemental benefits provider by riders, and

          (4) a factor representing the mortality and expense risk charge.

     MONTHLY POLICY CHARGE. During the first Policy Year, the monthly Policy charge is $16.50 per month. During subsequent Policy Years, the monthly Policy charge currently is $4 per month and is guaranteed not to exceed $10 per month. The monthly Policy charge is paid to Western Reserve for performing administrative services relating to the Policy.

     MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge compensates Western Reserve for the anticipated cost of paying the amount of the Life Insurance Benefit that exceeds your Cash Value upon the death of the Insured. The cost of insurance charge is calculated monthly, and depends on a number of variables that cause the charge to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. The cost of insurance charge is calculated for the Face Amount at issue and for any increase in Face Amount. The monthly cost of insurance charge is equal to (1) multiplied by the result of (2) minus (3), where:

        (1) is the monthly cost of insurance rate per $1,000 of insurance;

        (2) is the number of thousands of Life Insurance Benefit for the Policy (as defined in the applicable Option 1, Option 2 or Option 3) divided by 1.0032737; and

        (3) is the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance, and after the mortality and expense risk charge, any applicable Policy charge and the cost of any riders are subtracted).

     The monthly cost of insurance rate for a Policy is based on the sex, Attained Age, risk class, and number of years that the Policy or increment of Face Amount has been in force. Western Reserve reviews monthly cost of insurance rates on an ongoing basis (at least once every year) based on its expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for Insureds of the same class as defined by sex, Attained Age, risk class, and Policy duration. Western Reserve guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the Guaranteed Maximum Cost of Insurance Rates set forth in the Policy.

     In connection with the cost of insurance rates guaranteed in the Policy, Western Reserve places Insureds into standard tobacco and standard non-tobacco risk classes. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Tobacco or Non-Tobacco Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, Western Reserve places Insureds into the following risk classes: age, sex, tobacco habit and health status, medical issue, simplified issue and guaranteed issue.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are less than or equal to rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and tobacco status in a substandard class.

     Western Reserve does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Western Reserve may offer Policies with unisex mortality tables to such prospective purchasers.

     SUPPLEMENTAL BENEFIT (RIDER) CHARGES. If any additional benefits are added to your Policy, Western Reserve will deduct charges for these benefits as part of the monthly deduction.

     MORTALITY AND EXPENSE RISK CHARGE. Western Reserve deducts a monthly charge from the Cash Value to compensate it for mortality and expense risks that it assumes under the Policy. For Policies issued on or after January 28, 2002, the monthly charge is equivalent to an effective annual rate of 0.70% in Policy Years 1-17, and an effective annual rate of 0.20% in Policy Years 18+. Different charges apply to Policies issued prior to January 28, 2002. The charge is calculated as a percentage of the average Cash Value on each Valuation Day during the Policy Month preceding the Monthly Deduction Day. The guaranteed rate for this charge is equivalent to an effective annual rate of 0.90% in all Policy Years.

     The mortality risk that Western Reserve assumes is the risk that Insureds, as a group, will live for a shorter period of time than Western Reserve estimated when it established the guaranteed costs of insurance rates in the Policy. Because of these guarantees, each Owner is assured that the morbidity of a particular Insured will not have an adverse effect on the Life Insurance Benefit Proceeds that a Beneficiary would receive. The expense risk that Western Reserve assumes is the risk that the monthly Policy charge (and any transfer charge imposed) may be insufficient to cover the actual expenses of administering the Policies. Western Reserve may make a profit from the mortality and expense risk charge, and may use such profit for any lawful purpose including paying distribution expenses.

ADMINISTRATIVE CHARGES

     PARTIAL WITHDRAWAL CHARGE. After the first Policy Year, you may apply for a partial withdrawal. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from the Subaccounts unless you provide other instructions.

     TRANSFER CHARGE. The first 12 transfers during each Policy Year are free. Western Reserve reserves the right to assess a transfer charge of $25 for each transfer in excess of 12 during a Policy Year. For the purposes of assessing the transfer charge, each written request of transfer is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Western Reserve deducts the transfer charge from the amount being transferred. Transfers due to automatic asset rebalancing, loans or the expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. See the prospectuses for the Portfolios and the Summary of this prospectus for further information on these fees and expenses.

                      OTHER POLICY PROVISIONS AND BENEFITS

OWNERSHIP

     GENERAL. The Policy belongs to the Owner named in the application. An Owner may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner.


     CHANGING THE OWNER. The Owner may change the Owner by providing written notice to Western Reserve at the Administrative Office at any time while the Insured is alive and the Policy is in force. A change of ownership is effective as of the date that the written notice is signed; however, Western Reserve is not liable for payments it makes before it receives a written notice of a change in ownership at the Administrative Office. Changing the Owner does not automatically change the Beneficiary. A change in Owner may have significant tax consequences. You should consult a tax advisor before changing an Owner.


     SELECTING THE BENEFICIARY. The Owner designates the Beneficiary in the application. Any Beneficiary designation is revocable unless otherwise stated in the designation. Where more than one Beneficiary is designated, each Beneficiary shares in any Life Insurance Benefit Proceeds equally unless the Beneficiary designation states otherwise.


     CHANGING THE BENEFICIARY. The Owner may change the Beneficiary by providing a written notice to Western Reserve at the Administrative Office at any time while the Insured is alive and the Policy is in force. Any change of Beneficiary is effective as of the date the written notice is signed by the Owner, but Western Reserve is not liable for any payments it makes under the Policy prior to the time it receives written notice of any Beneficiary change at the Administrative Office.


ASSIGNMENT


     While the Insured is living, the Owner may assign his or her rights under this Policy. Western Reserve is not bound by the assignment unless it receives a duplicate of the original assignment at the Administrative Office. Western Reserve is not responsible for the validity or sufficiency of any assignment and is not liable for any payment it makes before receipt of the duplicate original assignment at the Administrative Office. The Owner will maintain any rights of ownership that have not been assigned. An assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in one sum. Any claim under any assignment is subject to proof of interest and the extent of the assignment. An assignment is subject to any Loan Amount. An assignment may have tax consequences.


WESTERN RESERVE'S RIGHT TO CONTEST THE POLICY

     Western Reserve has the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. Western Reserve also has the right to contest the validity of any increase of Face Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, Western Reserve relies on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, Western Reserve considers statements made in the application(s) to be representations and not warranties.

     In the absence of fraud, Western Reserve cannot bring any legal action to contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the Effective Date, or if reinstated, for two years from the date of reinstatement. Likewise, Western Reserve cannot contest any increase in coverage effective after the Effective Date, or any reinstatement thereof, after such increase or reinstatement has been in force during the lifetime of the Insured for two years from its effective date.

SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Effective Date, Western Reserve's liability is limited to an amount equal to the premiums paid, less any indebtedness and less any partial withdrawals paid. Western Reserve will pay this amount to the Beneficiary in one sum.

     If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Face Amount or additional coverage rider, Western Reserve's liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured has been stated incorrectly in the application or any supplemental application, Western Reserve will adjust the Life Insurance Benefit and any benefits provided by rider or endorsement it pays under this Policy to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance and the cost of any benefits provided by rider or endorsement. If the age of the Insured has been overstated or understated, Western Reserve will calculate future monthly deductions using the cost of insurance (and the cost of benefits provided by rider or endorsement) based on the Insured's correct age and sex.

MODIFICATION OF THE POLICY

     Only the President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of Western Reserve's rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind Western Reserve by making any promise not contained in this Policy.

     Upon notice to the Owner, Western Reserve may modify the Policy to:

        1. conform the Policy, Western Reserve's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Western Reserve or the Separate Account is subject;

        2. assure continued qualification of the Policy as a life insurance contract under the Code; or

        3. reflect a change (permitted by the Policy) in the Separate Account's operation.

     In the event of any such modification, Western Reserve will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PAYMENTS BY WESTERN RESERVE

     Western Reserve usually pays the amounts of any surrender, partial withdrawals, Life Insurance Benefit Proceeds, or settlement options within seven business days after receipt of all applicable written notices and/or due proofs of death. However, Western Reserve can postpone such payments if:

        1. the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

        2. the SEC permits, by an order, the postponement for the protection of Owners; or

        3. the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, Western Reserve has the right to defer payment of surrenders, partial withdrawals, Life Insurance Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.


     Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require Western Reserve to reject a premium payment and/or block or "freeze" a policy. If these laws apply in a particular situation, then Western Reserve would not be allowed to process any request for withdrawals, surrenders, loans, transfers, or even to pay any Life Insurance Benefits. If a Policy is blocked or frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.


REPORTS TO OWNERS

     Within 30 days after each Policy Anniversary, or more often as required by law, Western Reserve will mail to Owners at their last known address a report showing the following items as of the end of the report period:

        1.  the period covered by the report;

        2.  the current Cash Value and Net Cash Value;

        3.  the current Subaccount Values, and Loan Account Value;

        4.  the current Loan Amount;

        5. any premium payments, partial withdrawals, or surrenders made, Life Insurance Benefit Proceeds paid and charges deducted since the last report;

        6.  current Net Premium allocations; and

        7.  any other information required by law.

     Owners may request additional copies of reports from Western Reserve, but Western Reserve reserves the right to charge a fee for such additional copies. In addition, Western Reserve will send written confirmations of premium payments and other financial transactions requested by Owners. Owners will also be sent copies of the annual and semi-annual report to shareholders for each Portfolio in which they are indirectly invested.

CLAIMS OF CREDITORS

     Except as described in the Assignment section above, payments Western Reserve makes under the Policy are, to the extent permitted by law, exempt from the claims, attachments, or levies of any creditors.

DIVIDENDS

     The Policy is a non-participating policy on which no dividends are payable.

SUPPLEMENTAL BENEFITS AND/OR RIDERS

     The following supplemental benefits and/or riders are available and may be added to a Policy. Monthly charges for these benefits and/or riders are deducted from Cash Value as part of the monthly deduction. The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     Term Insurance Rider. The Term Insurance Rider provides term insurance coverage for the Insured on a basis different from the coverage provided under the Policy. The Term Insurance Rider may be purchased at the time of application for the Policy or after the Policy is issued. The Term Insurance Rider increases the death benefit provided under the Policy by the Face Amount of the rider. The Term Insurance Rider terminates at age 100. Owners may reduce or cancel coverage under the Term Insurance Rider separately from reducing the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be decreased, subject to certain minimums, without reducing the coverage under the Term Insurance Rider.

     Western Reserve reserves the right to discontinue the availability of any riders for new Policies at any time, and also reserves the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.


STATE VARIATIONS

     Certain provisions of the Policy may differ from the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations. Any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Consult counsel or other competent tax advisors for more complete information. This discussion is based upon Western Reserve's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, Western Reserve believes that Policies issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, Western Reserve may take appropriate steps to bring the Policy into compliance with such requirements and Western Reserve reserves the right to modify the Policy as necessary in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility of Owners to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While Western Reserve believes that the Policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent the Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. Western Reserve believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, an Owner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

     The tax consequences of loans from or secured by a Policy that is not a modified endowment contract are uncertain. You should consult a tax advisor before taking out a Policy loan.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOAN INTEREST. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the Insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to those consequences.

     WITHHOLDING. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

     OTHER POLICY OWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation of a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES

     At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the policies. Western Reserve reserves the right to charge the Subaccounts for any future taxes or economic burden Western Reserve may incur.

            OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE

SALE OF THE POLICIES


     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG, an affiliate of Western Reserve, was incorporated under Pennsylvania law March 12, 1986, and is located at 4425 North River Boulevard, NE, Cedar Rapids, IA 52402, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. More information about AFSG is available at http:/www.nasdr.com or by calling 1-800-289-9999.
The maximum sales commission payable to our agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001 it is not expected to be greater than: Premiums received up to Target Premium: 20% in Policy Year 1, 12% in Policy Year 2, 10% in Policy Years 3-5, 4.80% in Policy Years 6-7 and 2.40% in Policy Years 8+. Premiums received in excess of Target Premium: 3.20% in Policy Years 1-7 and 2.40% in Policy Years 8+. We will pay an additional sales commission of 0.10% of the Cash Value in the Subaccounts in all Policy Years. Different commissions apply for Policies issued prior to May 1, 2001. In addition, certain production, persistency and managerial bonuses, trips prizes and awards may be paid. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services.


     We intend to recoup commissions and other sales expenses through the fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Separate Account.

     We offer Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

VOTING PRIVILEGES

     Western Reserve is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Portfolios. However, as required by law, Western Reserve votes

Portfolio shares held in the Subaccounts at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts.

     The number of votes that an Owner has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. While the Insured is still living and the Policy is in force, an Owner holds a voting interest in each Subaccount to which Net Premiums are allocated. For each Owner, the number of votes attributable to a Subaccount is determined by dividing the Owner's Subaccount Value by the net asset value per share of the Portfolio in which that Subaccount invests. The net asset value per share of each Portfolio is the value for each share of a Portfolio on any Valuation Day. The method of computing the net asset value per share is described in the prospectuses for the Portfolios.

     The number of votes available to an Owner or person receiving payments under the Policy is determined as of the date coinciding with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner or other person having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

     Portfolio shares as to which no timely instructions are received and shares held by Western Reserve in a Subaccount as to which no Owner or other person has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Certain actions affecting the Separate Account may require Owner approval. In that case, an Owner will be entitled to vote in proportion to his or her Subaccount Value.

     Western Reserve may, if required by state insurance regulators, disregard voting instructions if such instructions would require Portfolio shares to be voted so as to cause a change in sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment management agreement or an investment advisory agreement. In addition, Western Reserve may under certain circumstances disregard voting instructions that would require changes in an investment management agreement, investment manager, an investment advisory agreement or an investment adviser of a Portfolio, provided that Western Reserve reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Western Reserve ever disregards voting instructions, you will be advised of that action and of the reasons for such action in the next semi-annual report for the appropriate Portfolio.

WESTERN RESERVE'S DIRECTORS AND OFFICERS

     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS**


                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  John R. Kenney                       Chairman of the Board               CEO (7/93 - 12/01),
  570 Carillon Parkway                                                     President (12/92 - 12/99),
  St. Petersburg, Florida 33716                                            Director (7/93 - present) of
                                                                           WRL; Chairman of the Board (3/93
                                                                           -present), President (3/93 -
                                                                           6/00) of Series Fund; Chairman
                                                                           of the Board (1990 - present) of
                                                                           IDEX Funds; Chairman of the
                                                                           Board (9/96 - present),
                                                                           President (9/97 - present) of
                                                                           ATFA; Chairman of the Board
                                                                           (9/96 - present), President
                                                                           (9/97 - present) of ATFS;
                                                                           Chairman of the Board, Director
                                                                           and Co-CEO (3/00 - present) of
                                                                           Great Cos.
  Jerome C. Vahl                       Director and President              Executive VP (6/98 - 12/99), VP
  570 Carillon Parkway                                                     (12/95 - 6/98), Assistant
  St. Petersburg, Florida 33716                                            VP(1994 - 1995) of WRL;
                                                                           Executive VP (9/00 - present) of
                                                                           IDEX Funds; Director (3/00 -
                                                                           present) of Great Cos., Director
                                                                           (11/99 - present) of ATFS and
                                                                           ATFA; VP (12/01 - present) of
                                                                           AEGON USA, Inc.
  Jack E. Zimmerman                    Director                            Trustee (1987 - present) of IDEX
  507 St. Michel Circle                                                    Funds; retired from Martin
  Kettering, Ohio 45429                                                    Marietta (1993).
  James R. Walker                      Director                            Self-employed public accountant
  3320 Office Park Dr.                                                     (1996 - present); Partner (1990
  Dayton, Ohio 45439                                                       -1995) of Walker-Davis C.P.A.'s,
                                                                           Dayton, Ohio.


** Western Reserve = WRL
   AEGON/Transamerica Series Fund, Inc. = Series Fund
   IDEX Mutual Funds = IDEX Funds
   AEGON/Transamerica Fund Advisers, Inc. = ATFA
   AEGON/Transamerica Fund Services, Inc. = ATFS
   Great Companies, L.L.C. = Great Cos.

     The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).

                              PRINCIPAL OFFICERS**


                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  Michael W. Kirby                     Chief Executive Officer             CEO (12/01 - present) of WRL; President
  4333 Edgewood Rd NE                                                      (2001 - present) of Life Investors
  Cedar Rapids, IA 52499                                                   Insurance Company of America and
                                                                           Individual Division of AEGON; Executive
                                                                           VP (1999 - 2001), National VP (1996 -
                                                                           1999), VP (1995 - 1996), Regional
                                                                           Director (1990 - 1995), and Twin Career
                                                                           Agent (1988 - 1989) of Life Investors.
  Alan M. Yaeger*                      Executive Vice President,           Executive VP (1993 - present) of
                                       Actuary and Chief Financial         Series Fund; Director (9/96 -
                                       Officer                             present) of ATFA; Director (9/96
                                                                           -present) of ATFS.
  Herb T. Collins*                     Executive Vice President            Executive VP (1996 - present),
                                                                           Chief Administrative Officer
                                                                           (1996 - 7/00) of WRL; VP,
                                                                           Administration (1986 - 1996) of
                                                                           Monumental Life Insurance
                                                                           Company.
  William H. Geiger*                   Senior Vice President, Secretary,   Senior VP, Secretary, Corporate
                                       Corporate Counsel and Group Vice    Counsel, and Group VP --
                                       President -- Compliance             Compliance (1998 - present);
                                                                           Senior VP, Secretary, General
                                                                           Counsel and Group VP --
                                                                           Compliance (1996 - 1998), Senior
                                                                           VP, Secretary, and General
                                                                           Counsel (1990 - 1996) of WRL;
                                                                           Group VP -- Compliance and
                                                                           Corporate Counsel (1996 -
                                                                           present) of AUSA Life Insurance
                                                                           Company, Inc., Bankers United
                                                                           Life Assurance Company, Life
                                                                           Investors Insurance Company of
                                                                           America, Monumental Life
                                                                           Insurance Company and
                                                                           Transamerica Life Insurance
                                                                           Company.***
  Allan J. Hamilton*                   Vice President, Treasurer and       VP and Controller (8/87 -
                                       Controller                          present), Treasurer (2/97 -
                                                                           present) of WRL; Treasurer and
                                                                           Chief Financial Officer (2/97 -
                                                                           present) of Series Fund; VP and
                                                                           Controller (3/99 - present) of
                                                                           ATFA.
  Terry L. Garvin*                     Senior Vice President and Chief     Senior VP and Chief Marketing
                                       Marketing Officer                   Officer (9/00 - present), VP and
                                                                           Chief Marketing Officer (12/95 -
                                                                           9/00) of WRL.

  * Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

 ** Western Reserve = WRL
    AEGON/Transamerica Series Fund, Inc. = Series Fund
    IDEX Mutual Funds = IDEX Funds
    AEGON/Transamerica Fund Advisers, Inc. = ATFA
    AEGON/Transamerica Fund Services, Inc. = ATFS
    Great Companies, L.L.C. = Great Cos.

*** Transamerica Life Insurance Company previously was known as PFL Life
    Insurance Company. Each of the companies listed for the position held by Mr. Geiger from 1996 to the present is a subsidiary of AEGON USA, Inc.


                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  Carolyn M. Johnson*                  Senior Vice President and Chief     Senior VP and Chief Operations
                                       Operations Officer                  Officer (9/00 - present), VP
                                                                           (3/98 - 9/00) of WRL; VP (8/98 -
                                                                           present) of Life Investors
                                                                           Insurance Company of America; VP
                                                                           (6/98 - present) of Peoples
                                                                           Benefit Life Insurance Company;
                                                                           VP (11/97 - present) of
                                                                           Transamerica Life Insurance
                                                                           Company (formerly, PFL Life
                                                                           Insurance Company); VP (2/00 -
                                                                           present) of Transamerica
                                                                           Occidental Life Insurance
                                                                           Company; (2/00 - present) of
                                                                           Transamerica Life Insurance and
                                                                           Annuity Company; VP (12/97 -
                                                                           present), Responsible Officer
                                                                           (9/99 - present), of
                                                                           Monumental Life Insurance
                                                                           Company.
  Thomas R. Moriarty*                  Senior Vice President               VP (6/93 - 12/99) of WRL;
                                                                           Director, President and CEO
                                                                           (11/99 - present) of AEGON Asset
                                                                           Management Services, Inc.;
                                                                           Executive VP, Treasurer and
                                                                           Principal Financial Officer
                                                                           (9/00 - present) of IDEX Funds;
                                                                           VP (6/99 - present) of AFSG
                                                                           Securities Corporation; Chairman
                                                                           of the Board, CEO and President
                                                                           (7/99 - present), Senior VP
                                                                           (6/91 - 7/99) of
                                                                           InterSecurities, Inc.
  Thomas E. Pierpan*                   Senior Vice President, General      Senior VP and General Counsel
                                       Counsel and Assistant Secretary     (12/99 - present), VP (12/93 -
                                                                           12/99), Counsel (4/95 - 1/97),
                                                                           Associate General Counsel (1/97
                                                                           -12/99), Assistant VP (11/92 -
                                                                           12/93) of WRL; VP (3/95 -
                                                                           present), Assistant Secretary
                                                                           (3/95 - 12/97 and 12/99 -
                                                                           present), Associate General
                                                                           Counsel and Secretary (12/97 -
                                                                           12/99) of Series Fund.


* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.


                                                                           PRINCIPAL OCCUPATION DURING PAST
          NAME AND ADDRESS               POSITION WITH WESTERN RESERVE                 5 YEARS

  Tim Stonehocker*                     Senior Vice President               Senior VP, WFG Business Unit
                                                                           (2000 - present); President
                                                                           (1997 - 2000) of Academy Life
                                                                           Insurance Company; VP (1997 -
                                                                           present) of Life Investors
                                                                           Insurance Company of America; VP
                                                                           (1997 - present) of Bankers
                                                                           United Life Assurance Company;
                                                                           VP (1997 - present) of
                                                                           Transamerica Life Insurance
                                                                           Company (formerly, PFL Life
                                                                           Insurance Company).

* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

ADDITIONAL INFORMATION

     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS


     The financial statements of WRL Series Life Corporate Account as of December 31, 2001 and for the periods indicated thereon, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

     The statutory-basis financial statements and schedules of Western Reserve at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2000, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements and schedules referred to above are included in reliance upon such reports, given on the authority of such firms as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Matthew A. Monson whose opinion is filed as an exhibit to the registration statement.


LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Separate Account, on AFSG's ability to perform under its principal Underwriting Agreement, or Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements and schedules of Western Reserve and the financial statements of the Separate Account appear on the following pages. The financial statements and schedules of Western Reserve should be distinguished from financial statements of the Separate Account and should be considered only as bearing upon Western Reserve's ability to meet its obligations under the Policies.


     Western Reserve's financial statements and schedules as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

FINANCIAL STATEMENTS

WRL Series Life Corporate Account - Variable Adjustable Life Insurance Policy Year Ended December 31, 2001

0106-0199929

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                              Financial Statements

                          Year Ended December 31, 2001




                                    CONTENTS

Report of Independent Auditors..............................................1

Financial Statements

Statements of Assets and Liabilities........................................3
Statements of Operations...................................................19
Statements of Changes in Net Assets........................................30
Notes to Financial Statements..............................................41

0106-0199929

                         Report of Independent Auditors

The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Life Corporate Account (comprised of the Small Cap Index, Equity 500 Index, EAFE(R) Equity Index, Growth Opportunities, Contrafund(R), Growth, High Income, Money Market, Short-Term Bond, Total Return Bond, StocksPLUS Growth and Income, INVESCO VIF - Blue Chip Growth, INVESCO VIF
- Dynamics, INVESCO VIF - Health Sciences, INVESCO VIF - Market Neutral, INVESCO VIF - Small Company Growth, INVESCO VIF - Technology, INVESCO VIF - Telecommunications, INVESCO VIF - Financial Services, T. Rowe Price Mid-Cap Growth, T. Rowe Price Equity Income, T. Rowe Price Blue Chip Growth, T. Rowe Price International Stock, Janus Aspen Growth, Janus Aspen Capital Appreciation, Janus Aspen Worldwide Growth, Janus Aspen Aggressive Growth, Janus Aspen International Growth, Vanguard VIF Money Market, Vanguard VIF High-Grade Bond, and Vanguard VIF Small Company Growth subaccounts), which are available for investment by contract owners of WRL Series Life Corporate Account, as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


0106-0199929                                                                   1

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of WRL Series Life Corporate Account at December 31, 2001, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa
February 1, 2002


0106-0199929                                                                   2

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                      Statements of Assets and Liabilities

                                December 31, 2001

                                                                     SMALL CAP INDEX   EQUITY 500 INDEX
                                                                       SUBACCOUNT         SUBACCOUNT
                                                                     ---------------   ----------------
ASSETS
Cash                                                                  $      --          $       328
Investments in mutual funds, at current market value:
   Deutsche Asset Management VIT Funds:
     Small Cap Index Fund                                               173,824                   --
     Equity 500 Index Fund                                                   --            4,983,553
     EAFE(R) Equity Index Fund                                               --                   --
   Fidelity Variable Insurance Products Funds:
     Growth Opportunities Portfolio                                          --                   --
     Contrafund(R) Portfolio                                                 --                   --
     Growth Portfolio                                                        --                   --
     High Income Portfolio                                                   --                   --
     Money Market Portfolio                                                  --                   --
   PIMCO Variable Insurance Trust:
     Short-Term Bond Portfolio                                               --                   --
     Total Return Bond Portfolio                                             --                   --
     StocksPLUS Growth and Income Portfolio                                  --                   --
   INVESCO Variable Investment Funds, Inc.:
     INVESCO VIF - Blue Chip Growth Fund                                     --                   --
     INVESCO VIF - Dynamics Fund                                             --                   --
     INVESCO VIF - Health Sciences Fund                                      --                   --
     INVESCO VIF - Market Neutral Fund                                       --                   --
     INVESCO VIF - Small Company Growth Fund                                 --                   --
     INVESCO VIF - Technology Fund                                           --                   --
     INVESCO VIF - Telecommunications Fund                                   --                   --
     INVESCO VIF - Financial Services                                        --                   --
   T. Rowe Price Equity Series, Inc.:
     T. Rowe Price Mid-Cap Growth Portfolio                                  --                   --
     T. Rowe Price Equity Income Portfolio                                   --                   --
     T. Rowe Price Blue Chip Growth Portfolio                                --                   --
   T. Rowe Price International Series, Inc.:
     T. Rowe Price International Stock Portfolio                             --                   --


3                                                                   0106-0199929

EAFE(R) EQUITY         GROWTH                                                                HIGH                       MONEY
  INDEX             OPPORTUNITIES          CONTRAFUND(R)           GROWTH                   INCOME                      MARKET
SUBACCOUNT           SUBACCOUNT             SUBACCOUNT            SUBACCOUNT               SUBACCOUNT                 SUBACCOUNT
--------------      -------------         --------------          ----------              -----------               ------------
$     --               $ --               $      --               $     386               $        --               $       283


      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
  10,981                 --                      --                      --                        --                        --

      --                 --                      --                      --                        --                        --
      --                 --                 242,430                      --                        --                        --
      --                 --                      --                 689,947                        --                        --
      --                 --                      --                      --                 1,088,636                        --
      --                 --                      --                      --                        --                 5,582,600

      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --

      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --

      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --
      --                 --                      --                      --                        --                        --

      --                 --                      --                      --                        --                        --


0106-0199929                                                                   4

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                Statements of Assets and Liabilities (continued)

                                                                                      SMALL CAP              EQUITY 500
                                                                                        INDEX                   INDEX
                                                                                      SUBACCOUNT             SUBACCOUNT
                                                                                     ------------          --------------
ASSETS (CONTINUED)
Investments in mutual funds, at current market value (continued):
   Janus Aspen Series:
     Janus Aspen Growth Portfolio                                                    $         --          $           --
     Janus Aspen Capital Appreciation Portfolio                                                --                      --
     Janus Aspen Worldwide Growth Portfolio                                                    --                      --
     Janus Aspen Aggressive Growth Portfolio                                                   --                      --
     Janus Aspen International Growth Portfolio                                                --                      --
   Vanguard Variable Insurance Fund, Inc.
     Vanguard VIF Money Market Portfolio                                                       --                      --
     Vanguard VIF High-Grade Bond Portfolio                                                    --                      --
     Vanguard VIF Small Company Growth Portfolio                                               --                      --
                                                                                     ------------          --------------
Total investments in mutual funds                                                         173,824               4,983,553
                                                                                     ------------          --------------
Total assets                                                                              173,824               4,983,881

LIABILITIES
Contract terminations payable                                                                  --                      --
                                                                                     ------------          --------------
                                                                                     $    173,824          $    4,983,881
                                                                                     ============          ==============

Net assets:
   Deferred annuity contracts terminable by owners                                   $    173,824          $    4,983,881
                                                                                     ------------          --------------
Total net assets                                                                     $    173,824          $    4,983,881
                                                                                     ============          ==============

Accumulation units outstanding                                                        172,884.224           6,124,954.325
                                                                                     ============          ==============
Accumulation unit value                                                              $   1.005434          $     0.813701
                                                                                     ============          ==============

See accompanying notes.


5                                                                   0106-0199929

EAFE(R) EQUITY         GROWTH                                                               HIGH                     MONEY
   INDEX            OPPORTUNITIES      CONTRAFUND(R)              GROWTH                   INCOME                    MARKET
SUBACCOUNT           SUBACCOUNT         SUBACCOUNT              SUBACCOUNT               SUBACCOUNT                SUBACCOUNT
-----------         -------------      -------------           ------------            --------------            --------------
$        --            $ --            $         --            $         --            $           --            $           --
         --              --                      --                      --                        --                        --
         --              --                      --                      --                        --                        --
         --              --                      --                      --                        --                        --
         --              --                      --                      --                        --                        --

         --              --                      --                      --                        --                        --
         --              --                      --                      --                        --                        --
         --              --                      --                      --                        --                        --
-----------            ----            ------------            ------------            --------------            --------------
     10,981              --                 242,430                 689,947                 1,088,636                 5,582,600
-----------            ----            ------------            ------------            --------------            --------------
     10,981              --                 242,430                 690,333                 1,088,636                 5,582,883

         --              --                      --                      --                         3                        --
-----------            ----            ------------            ------------            --------------            --------------
$    10,981            $ --            $    242,430            $    690,333            $    1,088,633            $    5,582,883
===========            ====            ============            ============            ==============            ==============

$    10,981            $ --            $    242,430            $    690,333            $    1,088,633            $    5,582,883
-----------            ----            ------------            ------------            --------------            --------------
$    10,981            $ --            $    242,430            $    690,333            $    1,088,633            $    5,582,883
===========            ====            ============            ============            ==============            ==============

 16,979.967              --             288,236.266             925,726.717             1,572,555.832             5,043,245.915
===========            ====            ============            ============            ==============            ==============
$  0.646715            $ --            $   0.841081            $   0.745720            $     0.692270            $     1.107002
===========            ====            ============            ============            ==============            ==============


0106-0199929                                                                   6

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                Statements of Assets and Liabilities (continued)

                                                                           SHORT-TERM         TOTAL RETURN
                                                                              BOND                BOND
                                                                           SUBACCOUNT          SUBACCOUNT
                                                                           ----------         ------------
ASSETS
Cash                                                                       $      54          $     1,437
Investments in mutual funds, at current market value:
   Deutsche Asset Management VIT Funds:
     Small Cap Index Fund                                                         --                   --
     Equity 500 Index Fund                                                        --                   --
     EAFE(R) Equity Index Fund                                                    --                   --
   Fidelity Variable Insurance Products Funds:
     Growth Opportunities Portfolio                                               --                   --
     Contrafund(R) Portfolio                                                      --                   --
     Growth Portfolio                                                             --                   --
     High Income Portfolio                                                        --                   --
     Money Market Portfolio                                                       --                   --
   PIMCO Variable Insurance Trust:
     Short-Term Bond Portfolio                                               644,583                   --
     Total Return Bond Portfolio                                                  --            5,516,753
     StocksPLUS Growth and Income Portfolio                                       --                   --
   INVESCO Variable Investment Funds, Inc.:
     INVESCO VIF - Blue Chip Growth Fund                                          --                   --
     INVESCO VIF - Dynamics Fund                                                  --                   --
     INVESCO VIF - Health Sciences Fund                                           --                   --
     INVESCO VIF - Market Neutral Fund                                            --                   --
     INVESCO VIF - Small Company Growth Fund                                      --                   --
     INVESCO VIF - Technology Fund                                                --                   --
     INVESCO VIF - Telecommunications Fund                                        --                   --
     INVESCO VIF - Financial Services                                             --                   --
   T. Rowe Price Equity Series, Inc.:
     T. Rowe Price Mid-Cap Growth Portfolio                                       --                   --
     T. Rowe Price Equity Income Portfolio                                        --                   --
     T. Rowe Price Blue Chip Growth Portfolio                                     --                   --
   T. Rowe Price International Series, Inc.:
     T. Rowe Price International Stock Portfolio                                  --                   --


7                                                                   0106-0199929

                                                                                              INVESCO
STOCKSPLUS           INVESCO              INVESCO           INVESCO           INVESCO       VIF - SMALL
GROWTH AND          VIF - BLUE             VIF -          VIF - HEALTH     VIF - MARKET      COMPANY
  INCOME            CHIP GROWTH          DYNAMICS           SCIENCES          NEUTRAL         GROWTH
 SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-----------        ------------         ----------        ------------     ------------    ------------
$      --          $       184          $     171          $  1,670          $ --          $       394


       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --

       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --

       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --
  186,839                   --                 --                --            --                   --

       --            1,670,513                 --                --            --                   --
       --                   --            741,397                --            --                   --
       --                   --                 --            51,559            --                   --
       --                   --                 --                --            --                   --
       --                   --                 --                --            --            1,487,874
       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --

       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --
       --                   --                 --                --            --                   --

       --                   --                 --                --            --                   --


0106-0199929                                                                   8

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                Statements of Assets and Liabilities (continued)

                                                                                      SHORT-TERM             TOTAL RETURN
                                                                                         BOND                   BOND
                                                                                      SUBACCOUNT             SUBACCOUNT
                                                                                     ------------          ---------------
ASSETS (CONTINUED)
Investments in mutual funds, at current market value (continued):
   Janus Aspen Series:
     Janus Aspen Growth Portfolio                                                    $         --          $            --
     Janus Aspen Capital Appreciation Portfolio                                                --                       --
     Janus Aspen Worldwide Growth Portfolio                                                    --                       --
     Janus Aspen Aggressive Growth Portfolio                                                   --                       --
     Janus Aspen International Growth Portfolio                                                --                       --
   Vanguard Variable Insurance Fund, Inc.
     Vanguard VIF Money Market Portfolio                                                       --                       --
     Vanguard VIF High-Grade Bond Portfolio                                                    --                       --
     Vanguard VIF Small Company Growth Portfolio                                               --                       --
                                                                                     ------------          ---------------
Total investments in mutual funds                                                         644,583                5,516,753
                                                                                     ------------          ---------------
Total assets                                                                              644,637                5,518,190

LIABILITIES
Contract terminations payable                                                                  --                       --
                                                                                     ------------          ---------------
                                                                                     $    644,637          $     5,518,190
                                                                                     ============          ===============

Net assets:
   Deferred annuity contracts terminable by owners                                   $    644,637          $     5,518,190
                                                                                     ------------          ---------------
Total net assets                                                                     $    644,637          $     5,518,190
                                                                                     ============          ===============

Accumulation units outstanding                                                        577,818.081            4,656,617.548
                                                                                     ============          ===============
Accumulation unit value                                                              $   1.115640          $      1.185021
                                                                                     ============          ===============

See accompanying notes.


9                                                                   0106-0199929

                                                                                                                   INVESCO
 STOCKSPLUS                INVESCO                   INVESCO                INVESCO           INVESCO            VIF - SMALL
 GROWTH AND              VIF - BLUE                   VIF -               VIF - HEALTH      VIF - MARKET           COMPANY
   INCOME                CHIP GROWTH                DYNAMICS                SCIENCES           NEUTRAL              GROWTH
 SUBACCOUNT              SUBACCOUNT                SUBACCOUNT              SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
------------           ---------------           ---------------          ------------      ------------        ---------------
$         --           $            --           $            --           $        --           $ --           $            --
          --                        --                        --                    --             --                        --
          --                        --                        --                    --             --                        --
          --                        --                        --                    --             --                        --
          --                        --                        --                    --             --                        --

          --                        --                        --                    --             --                        --
          --                        --                        --                    --             --                        --
          --                        --                        --                    --             --                        --
------------           ---------------           ---------------           -----------           ----           ---------------
     186,839                 1,670,513                   741,397                51,559             --                 1,487,874
------------           ---------------           ---------------           -----------           ----           ---------------
     186,839                 1,670,697                   741,568                53,229             --                 1,488,268

          20                        --                        --                    --             --                        --
------------           ---------------           ---------------           -----------           ----           ---------------
$    186,819           $     1,670,697           $       741,568           $    53,229           $ --           $     1,488,268
============           ===============           ===============           ===========           ====           ===============

$    186,819           $     1,670,697           $       741,568           $    53,229           $ --           $     1,488,268
------------           ---------------           ---------------           -----------           ----           ---------------
$    186,819           $     1,670,697           $       741,568           $    53,229           $ --           $     1,488,268
============           ===============           ===============           ===========           ====           ===============

 228,663.277             3,846,315.470             1,090,496.400            48,219.156             --             2,029,773.087
============           ===============           ===============           ===========           ====           ===============
$   0.817003           $      0.434363           $      0.680028           $  1.103896           $ --           $      0.733219
============           ===============           ===============           ===========           ====           ===============


0106-0199929                                                                  10

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                Statements of Assets and Liabilities (continued)

                                                                              INVESCO                INVESCO
                                                                                VIF -             VIF - TELECOM-
                                                                             TECHNOLOGY            MUNICATIONS
                                                                             SUBACCOUNT            SUBACCOUNT
                                                                             ----------           --------------
ASSETS
Cash                                                                         $       --            $       --
Investments in mutual funds, at current market value:
   Deutsche Asset Management VIT Funds:
     Small Cap Index Fund                                                            --                    --
     Equity 500 Index Fund                                                           --                    --
     EAFE(R) Equity Index Fund                                                        --                    --
   Fidelity Variable Insurance Products Funds:
     Growth Opportunities Portfolio                                                  --                    --
     Contrafund(R) Portfolio                                                          --                    --
     Growth Portfolio                                                                --                    --
     High Income Portfolio                                                           --                    --
     Money Market Portfolio                                                          --                    --
   PIMCO Variable Insurance Trust:
     Short-Term Bond Portfolio                                                       --                    --
     Total Return Bond Portfolio                                                     --                    --
     StocksPLUS Growth and Income Portfolio                                          --                    --
   INVESCO Variable Investment Funds, Inc.:
     INVESCO VIF - Blue Chip Growth Fund                                             --                    --
     INVESCO VIF - Dynamics Fund                                                     --                    --
     INVESCO VIF - Health Sciences Fund                                              --                    --
     INVESCO VIF - Market Neutral Fund                                               --                    --
     INVESCO VIF - Small Company Growth Fund                                         --                    --
     INVESCO VIF - Technology Fund                                              117,363                    --
     INVESCO VIF - Telecommunications Fund                                           --               134,117
     INVESCO VIF - Financial Services                                                --                    --
   T. Rowe Price Equity Series, Inc.:
     T. Rowe Price Mid-Cap Growth Portfolio                                          --                    --
     T. Rowe Price Equity Income Portfolio                                           --                    --
     T. Rowe Price Blue Chip Growth Portfolio                                        --                    --
   T. Rowe Price International Series, Inc.:
     T. Rowe Price International Stock Portfolio                                     --                    --


11                                                                  0106-0199929

     INVESCO        T. ROWE PRICE         T. ROWE PRICE         T. ROWE PRICE        T. ROWE PRICE
 VIF - FINANCIAL       MID-CAP               EQUITY                BLUE CHIP          INTERNATIONAL      JANUS ASPEN
     SERVICES          GROWTH                INCOME                 GROWTH                STOCK            GROWTH
    SUBACCOUNT       SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT        SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
$    --            $        --            $       419            $        --            $       1            $  --


     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --

     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --

     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --

     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
     --                     --                     --                     --                   --               --
  7,564                     --                     --                     --                   --               --

     --              1,457,436                     --                     --                   --               --
     --                     --              1,998,757                     --                   --               --
     --                     --                     --              2,169,039                   --               --

     --                     --                     --                     --              158,386               --


0106-0199929                                                                  12

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                Statements of Assets and Liabilities (continued)

                                                                                      INVESCO                   INVESCO
                                                                                        VIF -                VIF - TELECOM-
                                                                                     TECHNOLOGY                MUNICATIONS
                                                                                     SUBACCOUNT                SUBACCOUNT
                                                                                    ------------             --------------
ASSETS (CONTINUED)
Investments in mutual funds, at current market value (continued):
   Janus Aspen Series:
     Janus Aspen Growth Portfolio                                                   $         --              $         --
     Janus Aspen Capital Appreciation Portfolio                                               --                        --
     Janus Aspen Worldwide Growth Portfolio                                                   --                        --
     Janus Aspen Aggressive Growth Portfolio                                                  --                        --
     Janus Aspen International Growth Portfolio                                               --                        --
   Vanguard Variable Insurance Fund, Inc.
     Vanguard VIF Money Market Portfolio                                                      --                        --
     Vanguard VIF High-Grade Bond Portfolio                                                   --                        --
     Vanguard VIF Small Company Growth Portfolio                                              --                        --
                                                                                    ------------              ------------
Total investments in mutual funds                                                        117,363                   134,117
                                                                                    ------------              ------------
Total assets                                                                             117,363                   134,117

LIABILITIES
Contract terminations payable                                                                  1                         4
                                                                                    ------------              ------------
                                                                                    $    117,362              $    134,113
                                                                                    ============              ============

Net assets:
   Deferred annuity contracts terminable by owners                                  $    117,362              $    134,113
                                                                                    ------------              ------------
Total net assets                                                                    $    117,362              $    134,113
                                                                                    ============              ============

Accumulation units outstanding                                                       271,360.790               383,165.036
                                                                                    ============              ============
Accumulation unit value                                                             $   0.432494              $   0.350014
                                                                                    ============              ============

See accompanying notes.


13                                                                  0106-0199929

  INVESCO            T. ROWE PRICE           T. ROWE PRICE           T. ROWE PRICE          T. ROWE PRICE
VIF - FINANCIAL        MID-CAP                  EQUITY                BLUE CHIP             INTERNATIONAL           JANUS ASPEN
 SERVICES              GROWTH                   INCOME                 GROWTH                   STOCK                 GROWTH
SUBACCOUNT            SUBACCOUNT              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT            SUBACCOUNT
---------------     ---------------         ---------------         ---------------         --------------         --------------
$        --         $            --         $            --         $            --         $           --         $      125,956
         --                      --                      --                      --                     --                     --
         --                      --                      --                      --                     --                     --
         --                      --                      --                      --                     --                     --

         --                      --                      --                      --                     --                     --
         --                      --                      --                      --                     --                     --
         --                      --                      --                      --                     --                     --
-----------         ---------------         ---------------         ---------------         --------------         --------------
      7,564               1,457,436               1,998,757               2,169,039                158,386                125,956
-----------         ---------------         ---------------         ---------------         --------------         --------------
      7,564               1,457,436               1,999,176               2,169,039                158,387                125,956


         --                      38                      --                      37                     --                      1
-----------         ---------------         ---------------         ---------------         --------------         --------------
$     7,564         $     1,457,398         $     1,999,176         $     2,169,002         $      158,387         $      125,955
===========         ===============         ===============         ===============         ==============         ==============


$     7,564         $     1,457,398         $     1,999,176         $     2,169,002         $      158,387         $      125,955
-----------         ---------------         ---------------         ---------------         --------------         --------------
$     7,564         $     1,457,398         $     1,999,176         $     2,169,002         $      158,387         $      125,955
===========         ===============         ===============         ===============         ==============         ==============

  6,283.563           1,348,245.662           1,723,359.190           2,501,109.720            241,968.933            191,073.342
===========         ===============         ===============         ===============         ==============         ==============
$  1.203805         $      1.080959         $      1.160046         $      0.867216         $     0.654574         $     0.659199
===========         ===============         ===============         ===============         ==============         ==============


0106-0199929                                                                  14

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                Statements of Assets and Liabilities (continued)

                                                           JANUS ASPEN   JANUS ASPEN
                                                             CAPITAL      WORLDWIDE
                                                          APPRECIATION      GROWTH
                                                           SUBACCOUNT     SUBACCOUNT
                                                         ----------------------------
ASSETS
Cash                                                     $      362       $   144
Investments in mutual funds, at current market value:
   Deutsche Asset Management VIT Funds:
     Small Cap Index Fund                                        --            --
     Equity 500 Index Fund                                       --            --
     EAFE(R)Equity Index Fund                                    --            --
   Fidelity Variable Insurance Products Funds:
     Growth Opportunities Portfolio                              --            --
     Contrafund(R)Portfolio                                      --            --
     Growth Portfolio                                            --            --
     High Income Portfolio                                       --            --
     Money Market Portfolio                                      --            --
   PIMCO Variable Insurance Trust:
     Short-Term Bond Portfolio                                   --            --
     Total Return Bond Portfolio                                 --            --
     StocksPLUS Growth and Income Portfolio                      --            --
   INVESCO Variable Investment Funds, Inc.:
     INVESCO VIF - Blue Chip Growth Fund                         --            --
     INVESCO VIF - Dynamics Fund                                 --            --
     INVESCO VIF - Health Sciences Fund                          --            --
     INVESCO VIF - Market Neutral Fund                           --            --
     INVESCO VIF - Small Company Growth Fund                     --            --
     INVESCO VIF - Technology Fund                               --            --
     INVESCO VIF - Telecommunications Fund                       --            --
     INVESCO VIF - Financial Services                            --            --
   T. Rowe Price Equity Series, Inc.:
     T. Rowe Price Mid-Cap Growth Portfolio                      --            --
     T. Rowe Price Equity Income Portfolio                       --            --
     T. Rowe Price Blue Chip Growth Portfolio                    --            --
   T. Rowe Price International Series, Inc.:
     T. Rowe Price International Stock Portfolio                 --            --


15                                                                 0106-0199929

   JANUS ASPEN       JANUS ASPEN        VANGUARD        VANGUARD VIF     VANGUARD VIF
AGGRESSIVE GROWTH   INTERNATIONAL   VIF MONEY MARKET  HIGH-GRADE BOND    SMALL COMPANY
    SUBACCOUNT    GROWTH SUBACCOUNT    SUBACCOUNT        SUBACCOUNT    GROWTH SUBACCOUNT
-----------------------------------------------------------------------------------------
 $           -       $         -    $              -  $           -     $           -

                                                 -                -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                                                    -
                                                 -                -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                                                    -
                                                 -                -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                                                    -
                                                 -                -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                                                    -
                                                 -                -
             -                 -                 -                -                 -
             -                 -                 -                -                 -
             -                 -                                                    -
                                                 -                -
             -                 -                                                    -


0106-0199929                                                                 16

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                Statements of Assets and Liabilities (continued)


                                                                            JANUS ASPEN    JANUS ASPEN
                                                                              CAPITAL       WORLDWIDE
                                                                           APPRECIATION       GROWTH
                                                                            SUBACCOUNT     SUBACCOUNT
                                                                           ----------------------------
ASSETS (CONTINUED)
Investments in mutual funds, at current market value (continued):
   Janus Aspen Series:
     Janus Aspen Growth Portfolio                                          $       --          $       --
     Janus Aspen Capital Appreciation Portfolio                             2,348,147                  --
     Janus Aspen Worldwide Growth Portfolio                                        --           2,476,256
     Janus Aspen Aggressive Growth Portfolio                                       --                  --
     Janus Aspen International Growth Portfolio                                    --                  --
   Vanguard Variable Insurance Fund, Inc.
     Vanguard VIF Money Market Portfolio                                           --                  --
     Vanguard VIF High-Grade Bond Portfolio                                        --                  --
     Vanguard VIF Small Company Growth Portfolio                                   --                  --
                                                                        ---------------------------------------
Total investments in mutual funds                                           2,348,147           2,476,256
                                                                        ---------------------------------------
Total assets                                                                2,348,509           2,476,400

LIABILITIES
Contract terminations payable                                                      --                  --
                                                                        ---------------------------------------
                                                                           $2,348,509          $2,476,400
                                                                        ---------------------------------------
Net assets:
   Deferred annuity contracts terminable by owners                         $2,348,509          $2,476,400
                                                                        ---------------------------------------
Total net assets                                                           $2,348,509          $2,476,400
                                                                        =======================================
Accumulation units outstanding                                             3,537,688.927       3,659,913.675
                                                                        =======================================
Accumulation unit value                                                    $ 0.663854          $ 0.676628
                                                                        =======================================

See accompanying notes


17                                                                0106-0199929

   JANUS ASPEN       JANUS ASPEN        VANGUARD        VANGUARD VIF     VANGUARD VIF
AGGRESSIVE GROWTH   INTERNATIONAL   VIF MONEY MARKET  HIGH-GRADE BOND    SMALL COMPANY
    SUBACCOUNT    GROWTH SUBACCOUNT    SUBACCOUNT        SUBACCOUNT    GROWTH SUBACCOUNT
-----------------------------------------------------------------------------------------
 $          --      $        --     $            --  $           --     $          --
            --               --                  --              --                --
            --               --                  --              --                --
       751,903               --                  --              --                --
            --           17,213                  --              --                --

            --               --           1,013,661              --                --
            --               --                  --         169,674                --
            --               --                  --              --           251,243
-----------------------------------------------------------------------------------------
       751,903           17,213           1,013,661         169,674           251,243
-----------------------------------------------------------------------------------------
       751,903           17,213           1,013,661         169,674           251,243

            --               --                  --              --                --
-----------------------------------------------------------------------------------------
      $751,903          $17,213          $1,013,661        $169,674          $251,243
=========================================================================================

      $751,903          $17,213          $1,013,661        $169,674          $251,243
-----------------------------------------------------------------------------------------
      $751,903          $17,213          $1,013,661        $169,674          $251,243
=========================================================================================

 1,304,709.988       23,250.501       1,007,004.940     171,026.652       211,637.692
=========================================================================================
     $0.576299        $0.740349           $1.006610       $0.992089         $1.187136
=========================================================================================


0106-0199929                                                                 18

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                            Statements of Operations

             Years Ended December 31, 2001 and 2000, Except as Noted


                                                                               SMALL CAP INDEX           EQUITY 500 INDEX
                                                                                  SUBACCOUNT                SUBACCOUNT
                                                                         ----------------------------  -----------------------
                                                                           2001               2000      2001            2000
                                                                         ----------------------------  ------------------------
NET INVESTMENT INCOME (LOSS)
   Income:
   Dividends                                                             $  1,008           $    --    $  41,199       $     16
Expenses:
   Administrative, mortality and expense
     risk charges                                                             657               145       12,059            880
                                                                         ----------------------------  ------------------------
Net investment income (loss)                                                  351              (145)      29,140           (864)

NET REALIZED AND UNREALIZED CAPITAL GAINS
   (LOSSES) ON INVESTMENTS

Net realized capital gains (losses) on investments:
     Realized gain distributions                                            8,114               803        4,294            640
     Proceeds from sales                                                   39,625             1,013      601,380         19,368
     Cost of investments sold                                              43,195               990      734,159         20,229
                                                                         ----------------------------  ------------------------
Net realized capital gains (losses) on
   investments                                                              4,544               826     (128,485)          (221)
Net change in unrealized appreciation/depreciation of investments:
     Beginning of the period                                                5,211                --      (26,231)            --
     End of the period                                                     (2,695)            5,211     (206,675)       (26,231)
                                                                         ----------------------------  ------------------------
Net change in unrealized
   appreciation/depreciation of investments                                (7,906)            5,211     (180,444)       (26,231)
                                                                         ----------------------------  ------------------------
Net realized and unrealized capital gains
   (losses) on investments                                                 (3,362)            6,037     (308,929)       (26,452)
                                                                         ----------------------------  ------------------------
Increase (decrease) in net assets from
   operations                                                            $ (3,011)          $ 5,892    $(279,789)      $(27,316)
                                                                         ============================  ========================

(1)  Commencement of operations, January 1, 2001.
(2)  Commencement of operations, January 8, 2001.
(3)  Commencement of operations, August 31, 2001.

See accompanying notes.


19                                                                0106-0199929

           EAFE(R) EQUITY                 GROWTH OPPORTUNITIES                  CONTRAFUND(R)
         INDEX SUBACCOUNT                      SUBACCOUNT                         SUBACCOUNT
----------------------------------- ------------------------------------  ---------------------------
      2001               2000               2001             2000              2001             2000
----------------------------------- ------------------------------------  ---------------------------
    $     --             $ --             $ --             $    --        $      847           $ --
          58                9               --                   2               533             82
----------------------------------- ------------------------------------  ---------------------------
         (58)              (9)              --                  (2)              314            (82)



          --              379               --                  --             2,988             --
      11,504               --               --               6,744            13,003            606
      15,432               --               --               7,299            16,021            596
----------------------------------- ------------------------------------  ---------------------------
      (3,928)             379               --                (555)              (30)            10



         (29)              --               --                  --               414             --
      (1,830)             (29)              --                  --           (12,296)           414
----------------------------------- ------------------------------------  ---------------------------
      (1,801)             (29)              --                  --           (12,710)           414
----------------------------------- ------------------------------------  ---------------------------
      (5,729)             350               --                (555)          (12,740)           424
----------------------------------- ------------------------------------  ---------------------------

    $ (5,787)            $341             $ --             $  (557)         $(12,426)          $342
=================================== ====================================  ===========================


0106-0199929                                                                 20

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                      Statements of Operations (continued)

                                                  GROWTH SUBACCOUNT             HIGH INCOME SUBACCOUNT
                                                 2001           2000             2001           2000
                                              ----------------------------- ----------------------------
NET INVESTMENT INCOME (LOSS)
Income:
   Dividends                                  $      386     S       --        $  142,688    $      --
Expenses:
   Administrative, mortality and expense
     risk charges                                  2,164            277             3,787          650
                                              ----------------------------- ----------------------------
Net investment income (loss)                      (1,778)          (277)          138,901         (650)

NET REALIZED AND UNREALIZED CAPITAL GAINS
   (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
   investments:
     Realized gain distributions                  36,301             --                --           --
     Proceeds from sales                         278,375          2,149           241,842        2,594
     Cost of investments sold                    392,435          2,053           317,801        2,759
                                              ----------------------------- ----------------------------
Net realized capital gains (losses) on
   investments                                   (77,759)            96           (75,959)        (165)

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                     (16,186)            --              (463)          --
     End of the period                           (65,958)       (16,186)         (221,567)        (463)
                                              ----------------------------- ----------------------------
Net change in unrealized appreciation/
   depreciation of investments                   (49,772)       (16,186)         (221,104)        (463)
                                              ----------------------------- ----------------------------
Net realized and unrealized capital gains
   (losses) on investments                      (127,531)       (16,090)         (297,063)        (628)
                                              ----------------------------- ----------------------------
Increase (decrease) in net assets from
   operations                                 $ (129,309)    $  (16,367)       $ (158,162)   $  (1,278)
                                              ============================= ============================


(1)  Commencement of operations, January 1, 2001.
(2)  Commencement of operations, January 8, 2001.
(3)  Commencement of operations, August 31, 2001.

See accompanying notes.


21                                                                 0106-0199929

           MONEY MARKET                         SHORT-TERM                         TOTAL RETURN
            SUBACCOUNT                       BOND SUBACCOUNT                      BOND SUBACCOUNT
----------------------------------- ------------------------------          ----------------------------
      2001             2000               2001             2000              2001             2000
----------------------------------- ------------------------------          ----------------------------
  $     87,086    $       4,858           $16,817           $3,065          $179,199           $14,096


        10,965              108             1,166              143            13,374               748
----------------------------------- ------------------------------          ----------------------------
        76,121            4,750            15,651            2,922           165,825            13,348



            --                -             2,312                -           103,717                 -
     2,468,868        1,953,385             7,942            1,010           559,365            74,079
     2,468,868        1,953,385             7,884            1,007           528,114            73,924
----------------------------------- ------------------------------          ----------------------------
            --               --             2,370                3           134,968               155



            --               --              (209)              --            15,926                --
            --               --             1,943             (209)          (28,152)           15,926
----------------------------------- ------------------------------          ----------------------------
            --               --             2,152             (209)          (44,078)           15,926
----------------------------------- ------------------------------          ----------------------------
            --               --             4,522             (206)           90,890            16,081
----------------------------------- ------------------------------          ----------------------------

  $     76,121    $       4,750           $20,173           $2,716          $256,715           $29,429
=================================== ==============================          ============================


0106-0199929                                                                 22

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                      Statements of Operations (continued)


                                             STOCKSPLUS GROWTH AND INCOME         INVESCO VIF - BLUE
                                                      SUBACCOUNT                CHIP GROWTH SUBACCOUNT
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
NET INVESTMENT INCOME (LOSS)
Income:
   Dividends                                   $   7,684      $   3,317     $         --   $         --
Expenses:
   Administrative, mortality and expense
     risk charges                                    510            280            4,187            122
                                            ------------------------------- -------------------------------
Net investment income (loss)                       7,174          3,037           (4,187)          (122)

NET REALIZED AND UNREALIZED CAPITAL GAINS
   (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
   investments:
     Realized gain distributions                      --          5,469               --          5,291
     Proceeds from sales                           6,483         62,768          414,361         14,371
     Cost of investments sold                      8,857         73,290          761,508         15,795
                                            ------------------------------- -------------------------------
Net realized capital gains (losses) on
   investments                                    (2,374)        (5,053)        (347,147)         3,867

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                     (11,166)            --          (42,382)            --
     End of the period                           (33,478)       (11,166)        (193,989)       (42,382)
                                            ------------------------------- -------------------------------
Net change in unrealized appreciation/
   depreciation of investments                   (22,312)       (11,166)        (151,607)       (42,382)
                                            ------------------------------- -------------------------------
Net realized and unrealized capital gains
   (losses) on investments                       (24,686)       (16,219)        (498,754)       (38,515)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                  $ (17,512)     $ (13,182)      $ (502,941)     $ (38,637)
                                            =============================== ===============================

(1)  Commencement of operations, January 1, 2001.
(2)  Commencement of operations, January 8, 2001.
(3)  Commencement of operations, August 31, 2001.

See accompanying notes.


23                                                                0106-0199929

                                                                  INVESCO
                                                                    VIF-
                                                                   MARKET           INVESCO VIF-
        INVESCO VIF-               INVESCO VIF - HEALTH           NEUTRAL           SMALL COMPANY
     DYNAMICS SUBACCOUNT           SCIENCES SUBACCOUNT           SUBACCOUNT        GROWTH SUBACCOUNT
----------------------------   ----------------------------   --------------   --------------------------
     2001         2000           2001          2000                2001            2001          2000
----------------------------   ----------------------------   --------------   --------------------------
        --      $    --        $   172        $    3            $    --         $      --      $    --


     1,684          549            162            35                 47             3,616           82
----------------------------   ----------------------------   --------------   --------------------------
    (1,684)        (549)            10           (32)               (47)           (3,616)         (82)



        --          299             --            15                 --                --        9,536
    43,903       50,995          4,100           208             35,681           457,556       27,826
    67,095       50,447          3,730           172             35,995           529,703       29,887
----------------------------   ----------------------------   --------------   --------------------------

   (23,192)         847            370            51               (314)          (72,147)       7,475



    (3,010)          --          4,997            --                 --             5,108           --
  (142,053)      (3,010)          (576)        4,997                 --            29,413        5,108
----------------------------   ----------------------------   --------------   --------------------------

  (139,043)      (3,010)        (5,573)        4,997                 --            24,305        5,108
----------------------------   ----------------------------   --------------   --------------------------

  (162,235)      (2,163)        (5,203)        5,048               (314)          (47,842)      12,583
----------------------------   ----------------------------   --------------   --------------------------

 $(163,919)     $(2,712)       $(5,193)       $5,016            $  (361)        $ (51,458)     $12,501
============================   ============================   ==============   ==========================



0106-0199929                                                                 24

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                      Statements of Operations (continued)

                                                                                      INVESCO VIF-
                                               INVESCO VIF - TECHNOLOGY            TELECOMMUNICATIONS
                                                      SUBACCOUNT                        SUBACCOUNT
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001             2000
                                            ------------------------------- -------------------------------
NET INVESTMENT INCOME (LOSS)
Income:
   Dividends                                   $       -      $       -       $          -     $       9
Expenses:
   Administrative, mortality and expense
     risk charges                                    338             93              712             281
                                            ------------------------------- -------------------------------
Net investment income (loss)                        (338)           (93)            (712)           (272)

NET REALIZED AND UNREALIZED CAPITAL GAINS
   (LOSSES) ON INVESTMENTS

Net realized capital gains (losses)
   on investments:
     Realized gain distributions                       -             65                -             300
     Proceeds from sales                           9,833            585           61,812           2,072
     Cost of investments sold                     25,350            511          174,206           1,870
                                            ------------------------------- -------------------------------
Net realized capital gains (losses) on
   investments                                   (15,517)           139         (112,394)            502

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                     (10,548)             -          (36,572)              -
     End of the period                           (57,998)       (10,548)        (134,989)        (36,572)
                                            ------------------------------- -------------------------------
Net change in unrealized
   appreciation/depreciation of
   investments                                   (47,450)       (10,548)         (98,417)        (36,572)
                                            ------------------------------- -------------------------------
Net realized and unrealized capital gains
   (losses) on investments                       (62,967)       (10,409)        (210,811)        (36,070)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                  $ (63,305)     $ (10,502)      $ (211,523)      $ (36,342)
                                            =============================== ===============================

(1)  Commencement of operations, January 1, 2001.
(2)  Commencement of operations, January 8, 2001.
(3)  Commencement of operations, August 31, 2001.

See accompanying notes.


25                                                                0106-0199929

  INVESCO VIF -     T. ROWE PRICE                                        T. ROWE PRICE
    FINANCIAL          MID-CAP                                             BLUE CHIP
    SERVICES            GROWTH             T. ROWE PRICE EQUITY              GROWTH
   SUBACCOUNT         SUBACCOUNT             INCOME SUBACCOUNT              SUBACCOUNT
------------------ ---------------    ------------------------------  -------------------
      2001               2001             2001             2000           2001 (2)
------------------ ----------------   ------------------------------  -------------------
      $  25        $          --        $  18,302         $  2,599       $     2,460


          7                4,598            4,601              317             6,632
------------------ ----------------   ---------------------------------------------------
         18               (4,598)          13,701            2,282            (4,172)





          7                   --           23,182            8,666                --
         62              831,020          655,391           29,715           595,365
         61              851,850          691,759           29,639           675,595
------------------ ----------------   ---------------------------------------------------

          8              (20,830)         (13,186)           8,742           (80,230)



         --                   --            8,240               --                --
        509              174,023           21,735            8,240           (34,794)
------------------ ----------------   ---------------------------------------------------

        509              174,023           13,495            8,240           (34,794)
------------------ ----------------   ---------------------------------------------------

        517              153,193              309           16,982          (115,024)
------------------ ----------------   ---------------------------------------------------

      $ 535            $ 148,595        $  14,010         $ 19,264        $ (119,196)
================== ================   ===================================================


0106-0199929                                                                 26

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                      Statements of Operations (continued)

                                             T. ROWE PRICE INTERNATIONAL             JANUS ASPEN
                                                   STOCK SUBACCOUNT               GROWTH SUBACCOUNT
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
NET INVESTMENT INCOME (LOSS)
Income:
   Dividends                                    $  3,384        $   712        $     63        $   217
Expenses:
   Administrative, mortality and expense
     risk charges                                    501            110              --             30
                                             ------------------------------- -------------------------------
Net investment income (loss)                       2,883            602              63            187

NET REALIZED AND UNREALIZED CAPITAL GAINS
   (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
     Realized gain distributions                      --          3,419             142            801
     Proceeds from sales                          12,232            783          13,285            204
     Cost of investments sold                     17,416            799          20,863            214
                                            ------------------------------- -------------------------------
Net realized capital gains (losses) on
   investments                                    (5,184)         3,403          (7,436)           791

Net change in unrealized appreciation/
  depreciation of investments:
     Beginning of the period                      (8,029)            --          (2,791)            --
     End of the period                           (41,223)        (8,029)        (12,173)        (2,791)
                                            ------------------------------- -------------------------------
Net change in unrealized
   appreciation/depreciation of investments      (33,194)        (8,029)         (9,382)        (2,791)
                                            ------------------------------- -------------------------------
Net realized and unrealized capital gains
   (losses) on investments                       (38,378)        (4,626)        (16,818)        (2,000)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                   $(35,495)       $(4,024)       $(16,755)       $(1,813)
                                            =============================== ===============================

(1)  Commencement of operations, January 1, 2001.
(2)  Commencement of operations, January 8, 2001.
(3)  Commencement of operations, August 31, 2001.

See accompanying notes.


27                                                                 0106-0199929

                                                                          JANUS ASPEN       JANUS ASPEN
                                                                          AGGRESSIVE       INTERNATIONAL
        JANUS ASPEN CAPITAL               JANUS ASPEN WORLDWIDE             GROWTH             GROWTH
      APPRECIATION SUBACCOUNT               GROWTH SUBACCOUNT              SUBACCOUNT        SUBACCOUNT
----------------------------------- ---------------------------------- ----------------- ------------------
      2001             2000               2001            2000             2001 (1)          2001 (2)
----------------------------------- ---------------------------------- ----------------- ------------------
   $   25,281        $    7,275       $    11,367        $   3,378          $      --           $ 120

        6,304             1,190             6,892            1,035              2,369              33
----------------------------------- ---------------------------------- ----------------- ------------------
       18,977             6,085             4,475            2,343             (2,369)             87


            -               175                --           30,277                 --              --
      328,034           204,098           717,564           84,857            305,499             284
      474,048           219,506         1,001,732           85,327            474,299             334
----------------------------------- ---------------------------------- ----------------- ------------------

     (146,014)          (15,233)         (284,168)          29,807           (168,800)            (50)



      (65,727)               --          (105,239)              --                 --              --
     (313,980)          (65,727)         (245,674)        (105,239)           (45,267)           (746)
----------------------------------- ---------------------------------- ----------------- ------------------

     (248,253)          (65,727)         (140,435)        (105,239)           (45,267)           (746)
----------------------------------- ---------------------------------- ----------------- ------------------

     (394,267)          (80,960)         (424,603)         (75,432)          (214,067)           (796)
----------------------------------- ---------------------------------- ----------------- ------------------

    $(375,290)        $ (74,875)      $  (420,128)       $ (73,089)         $(216,436)          $(709)
=================================== ================================== ================= ==================


0106-0199929                                                                 28

                       WRL Series Life Corporate Account -
                    Variable Adjustable Life Insurance Policy

                      Statements of Operations (continued)

                                                                                              VANGUARD
                                                             VANGUARD        VANGUARD        VIF SMALL
                                                            VIF MONEY        VIF HIGH         COMPANY
                                                              MARKET        GRADE BOND        GROWTH
                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                          --------------- ---------------- ---------------
                                                             2001 (3)        2001 (3)         2001 (3)
                                                          --------------- ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
   Income:
   Dividends                                                    $127            $ --           $    --
Expenses:
   Administrative, mortality and expense risk charges             --              --                --
                                                          --------------- ---------------- ---------------
Net investment income (loss)                                     127              --                --

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES) ON
   INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                                    --              --                --
   Proceeds from sales                                            --              --                --
   Cost of investments sold                                       --              --                --
                                                          --------------- ---------------- ---------------
Net realized capital gains (losses) on investments                --              --                --
Net change in unrealized appreciation/depreciation
   of investments:
     Beginning of the period                                      --              --                --
     End of the period                                            --             751            (2,141)
                                                           --------------- ---------------- ---------------
Net change in unrealized appreciation/depreciation of
   investments                                                    --             751            (2,141)
                                                           --------------- ---------------- ---------------
Net realized and unrealized capital gains (losses) on
   investments                                                    --             751            (2,141)
                                                           --------------- ---------------- ---------------
Increase (decrease) in net assets from operations               $127            $751           $(2,141)
                                                           =============== ================ ===============

(1)  Commencement of operations, January 1, 2001.
(2)  Commencement of operations, January 8, 2001.
(3)  Commencement of operations, August 31, 2001.

See accompanying notes.


0106-0199929                                                                 29

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                      Statements of Changes in Net Assets

            Years Ended December 31, 2001 and 2000, Except as Noted

                                                           SMALL CAP INDEX                           EQUITY 500 INDEX
                                                              SUBACCOUNT                                 SUBACCOUNT
                                                   -------------------------------           ---------------------------------
                                                     2001                 2000                 2001                   2000
                                                   ---------           -----------           -----------           -----------

Operations:
   Net investment income (loss)                    $     351           $      (145)          $    29,140           $      (864)
   Net realized capital gains (losses) on
     investments                                       4,544                   826              (128,485)                 (221)
   Net change in unrealized appreciation/
     depreciation of investments                      (7,906)                5,211              (180,444)              (26,231)
                                                   ---------           -----------           -----------           -----------
Increase (decrease) in net assets from
   operations                                         (3,011)                5,892              (279,789)              (27,316)

Contract transactions:
   Net contract purchase payments                     54,529                88,270             2,558,987               719,771
   Transfer payments from (to) other
     subaccounts or general account                  (24,205)               61,752             1,651,519               459,953
   Contract maintenance charges                       (8,364)               (1,039)              (91,601)               (7,643)
                                                   ---------           -----------           -----------           -----------
Increase (decrease) in net assets from
   contract transactions                              21,960               148,983             4,118,905             1,172,081
                                                   ---------           -----------           -----------           -----------
Net increase (decrease) in net assets                 18,949               154,875             3,839,116             1,144,765

Net assets:
   Beginning of the period                           154,875                    --             1,144,765                    --
                                                   ---------           -----------           -----------           -----------
   End of the period                               $ 173,824           $   154,875           $ 4,983,881           $ 1,144,765
                                                   =========           ===========           ===========           ===========

(1)      Commencement of operations, January 1, 2001.

(2)      Commencement of operations, January 8, 2001.

(3)      Commencement of operations, August 31, 2001.


See accompanying notes.


30                                                                 0106-0199929

      EAFE(R) EQUITY                  GROWTH OPPORTUNITIES                    CONTRAFUND(R)
     INDEX SUBACCOUNT                       SUBACCOUNT                         SUBACCOUNT
---------------------------           ---------------------             ----------------------------
  2001               2000             2001             2000               2001               2000
--------           --------           ----            -----             ---------           --------

$    (58)          $     (9)          $   --          $    (2)          $     314           $    (82)

  (3,928)               379               --             (555)                (30)                10

  (1,801)               (29)              --               --             (12,710)               414
--------           --------           ------          -------           ---------           --------

  (5,787)               341               --             (557)            (12,426)               342



      --             22,068               --            7,299             132,632             44,136

  (5,529)               382               --           (6,302)             47,426             36,852
    (460)               (34)              --             (440)             (5,922)              (610)
--------           --------           ------          -------           ---------           --------

  (5,989)            22,416               --              557             174,136             80,378
--------           --------           ------          -------           ---------           --------
 (11,776)            22,757               --               --             161,710             80,720

  22,757                 --               --               --              80,720                 --
--------           --------           ------          -------           ---------           --------
$ 10,981           $ 22,757           $   --          $    --           $ 242,430           $ 80,720
========           ========           ======          =======           =========           ========


0106-0199929                                                                 31

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                Statements of Changes in Net Assets (continued)

                                                         GROWTH SUBACCOUNT                     HIGH INCOME SUBACCOUNT
                                                   -----------------------------           ---------------------------------
                                                     2001                2000                 2001                  2000
                                                   ---------           ---------           -----------           -----------

Operations:
   Net investment income (loss)                    $  (1,778)          $    (277)          $   138,901           $      (650)
   Net realized capital gains (losses) on
     investments                                     (77,759)                 96               (75,959)                 (165)
   Net change in unrealized
     appreciation/depreciation of
     investments                                     (49,772)            (16,186)             (221,104)                 (463)
                                                   ---------           ---------           -----------           -----------
Increase (decrease) in net assets from
   operations                                       (129,309)            (16,367)             (158,162)               (1,278)

Contract transactions:
   Net contract purchase payments                    630,206             551,672               171,021               860,622
   Transfer payments from (to) other
     subaccounts or general account                 (209,170)           (108,858)               89,053               158,998
   Contract maintenance charges                      (23,879)             (3,962)              (28,013)               (3,608)
                                                   ---------           ---------           -----------           -----------
Increase (decrease) in net assets from
   contract transactions                             397,157             438,852               232,061             1,016,012
                                                   ---------           ---------           -----------           -----------
Net increase (decrease) in net assets                267,848             422,485                73,899             1,014,734

Net assets:
   Beginning of the period                           422,485                  --             1,014,734                    --
                                                   ---------           ---------           -----------           -----------
   End of the period                               $ 690,333           $ 422,485           $ 1,088,633           $ 1,014,734
                                                   =========           =========           ===========           ===========

(1)      Commencement of operations, January 1, 2001.

(2)      Commencement of operations, January 8, 2001.

(3)      Commencement of operations, August 31, 2001.


See accompanying notes.


32                                                                 0106-0199929

        MONEY MARKET                               SHORT-TERM                            TOTAL RETURN
         SUBACCOUNT                              BOND SUBACCOUNT                        BOND SUBACCOUNT
-------------------------------           -----------------------------           -------------------------------
   2001                  2000               2001                2000                2001                  2000
-----------           ---------           ---------           ---------           -----------           ---------

$    76,121           $   4,750           $  15,651           $   2,922           $   165,825           $  13,348

         --                  --               2,370                   3               134,968                 155

         --                  --               2,152                (209)              (44,078)             15,926
-----------           ---------           ---------           ---------           -----------           ---------

     76,121               4,750              20,173               2,716               256,715              29,429

  4,732,205             309,511              66,968              88,270             2,400,288             111,214

    599,601               4,685             415,085              60,773             2,362,646             489,992
   (130,920)            (13,070)             (8,310)             (1,038)             (122,772)             (9,322)
-----------           ---------           ---------           ---------           -----------           ---------

  5,200,886             301,126             473,743             148,005             4,640,162             591,884
-----------           ---------           ---------           ---------           -----------           ---------
  5,277,007             305,876             493,916             150,721             4,896,877             621,313

    305,876                  --             150,721                  --               621,313                  --
-----------           ---------           ---------           ---------           -----------           ---------
$ 5,582,883           $ 305,876           $ 644,637           $ 150,721           $ 5,518,190           $ 621,313
===========           =========           =========           =========           ===========           =========


0106-0199929                                                                 33

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                Statements of Changes in Net Assets (continued)

                                                   STOCKSPLUS GROWTH AND INCOME                INVESCO VIF - BLUE
                                                           SUBACCOUNT                         CHIP GROWTH SUBACCOUNT
                                                   ----------------------------           -------------------------------
                                                     2001                2000                2001                 2000
                                                   ---------           --------           -----------           ---------

Operations:
   Net investment income (loss)                    $   7,174           $  3,037           $    (4,187)          $    (122)
   Net realized capital gains (losses) on
     investments                                      (2,374)            (5,053)             (347,147)              3,867
   Net change in unrealized appreciation/
     depreciation of investments                     (22,312)           (11,166)             (151,607)            (42,382)
                                                   ---------           --------           -----------           ---------
Increase (decrease) in net assets from
   operations                                        (17,512)           (13,182)             (502,941)            (38,637)

Contract transactions:
   Net contract purchase payments                    151,533             54,419             1,796,720             283,015
   Transfer payments from (to) other
     subaccounts or general account                     (244)            22,345                71,254             109,776
   Contract maintenance charges                       (9,895)              (645)              (45,894)             (2,596)
                                                   ---------           --------           -----------           ---------
Increase (decrease) in net assets from
   contract transactions                             141,394             76,119             1,822,080             390,195
                                                   ---------           --------           -----------           ---------
Net increase (decrease) in net assets                123,882             62,937             1,319,139             351,558

Net assets:
   Beginning of the period                            62,937                 --               351,558                  --
                                                   ---------           --------           -----------           ---------
   End of the period                               $ 186,819           $ 62,937           $ 1,670,697           $ 351,558
                                                   =========           ========           ===========           =========

(1)      Commencement of operations, January 1, 2001.

(2)      Commencement of operations, January 8, 2001.

(3)      Commencement of operations, August 31, 2001.


See accompanying notes.


34                                                                 0106-0199929

                                                                           INVESCO VIF -
                                                                               MARKET                     INVESCO VIF -
        INVESCO VIF -                      INVESCO VIF - HEALTH                NEUTRAL                    SMALL COMPANY
     DYNAMICS SUBACCOUNT                    SCIENCES SUBACCOUNT              SUBACCOUNT                GROWTH SUBACCOUNT
-----------------------------           ---------------------------        -------------          -------------------------------
  2001                 2000               2001               2000              2001                 2001                 2000
---------           ---------           --------           --------        -------------         -----------           ---------

$  (1,684)          $    (549)          $     10           $    (32)          $    (47)          $    (3,616)          $     (82)

  (23,192)                847                370                 51               (314)              (72,147)              7,475

 (139,043)             (3,010)            (5,573)             4,997                 --                24,305               5,108
---------           ---------           --------           --------           --------           -----------           ---------

 (163,919)             (2,712)            (5,193)             5,016               (361)              (51,458)             12,501

  535,976             483,782             14,126             22,297             40,558             1,481,414             236,985

  (12,894)            (68,824)             5,986             12,442            (39,105)             (206,430)             59,669
  (22,572)             (7,269)            (1,183)              (262)            (1,092)              (41,192)             (3,221)
---------           ---------           --------           --------           --------           -----------           ---------

  500,510             407,689             18,929             34,477                361             1,233,792             293,433
---------           ---------           --------           --------           --------           -----------           ---------
  336,591             404,977             13,736             39,493                 --             1,182,334             305,934


  404,977                  --             39,493                 --                 --               305,934                  --
---------           ---------           --------           --------           --------           -----------           ---------
$ 741,568           $ 404,977           $ 53,229           $ 39,493           $     --           $ 1,488,268           $ 305,934
=========           =========           ========           ========           ========           ===========           =========


0106-0199929                                                                 35

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                Statements of Changes in Net Assets (continued)



                                                                                                    INVESCO VIF -
                                                           INVESCO VIF -                         TELECOMMUNICATIONS
                                                       TECHNOLOGY SUBACCOUNT                        SUBACCOUNT
                                                   -----------------------------           -----------------------------
                                                     2001                2000                2001                2000
                                                   ---------           ---------           ---------           ---------
Operations:
   Net investment income (loss)                    $    (338)          $     (93)          $    (712)          $    (272)
   Net realized capital gains (losses) on
     investments                                     (15,517)                139            (112,394)                502
   Net change in unrealized appreciation/
     depreciation of investments                     (47,450)            (10,548)            (98,417)            (36,572)
                                                   ---------           ---------           ---------           ---------
Increase (decrease) in net assets from
   operations                                        (63,305)            (10,502)           (211,523)            (36,342)

Contract transactions:
   Net contract purchase payments                     75,271              66,432             177,245             111,485
   Transfer payments from (to) other
     subaccounts or general account                   13,452              39,774             (38,991)            140,297
   Contract maintenance charges                       (3,058)               (702)             (5,742)             (2,316)
                                                   ---------           ---------           ---------           ---------
Increase (decrease) in net assets from
   contract transactions                              85,665             105,504             132,512             249,466
                                                   ---------           ---------           ---------           ---------
Net increase (decrease) in net assets                 22,360              95,002             (79,011)            213,124

Net assets:
   Beginning of the period                            95,002                  --             213,124                  --
                                                   ---------           ---------           ---------           ---------
   End of the period                               $ 117,362           $  95,002           $ 134,113           $ 213,124
                                                   =========           =========           =========           =========

(1)      Commencement of operations, January 1, 2001.

(2)      Commencement of operations, January 8, 2001.

(3)      Commencement of operations, August 31, 2001.


See accompanying notes.


36                                                                 0106-0199929

INVESCO VIF -
 FINANCIAL        T. ROWE PRICE                                                 T. ROWE PRICE
 SERVICES        MID-CAP GROWTH              T. ROWE PRICE EQUITY              BLUE CHIP GROWTH
SUBACCOUNT         SUBACCOUNT                 INCOME SUBACCOUNT                    SUBACCOUNT
-------------    --------------         -------------------------------        ----------------
    2001              2001                 2001                  2000               2001
-------------    --------------         -----------           ---------        ----------------

$    18           $    (4,598)          $    13,701           $   2,282           $    (4,172)

      8               (20,830)              (13,186)              8,742               (80,230)

    509               174,023                13,495               8,240               (34,794)
-------           -----------           -----------           ---------           -----------

    535               148,595                14,010              19,264              (119,196)

     --             1,736,016             1,689,339             128,457             2,443,822

  7,084              (381,509)              166,668              36,391               (86,114)
    (55)              (45,704)              (50,838)             (4,115)              (69,510)
-------           -----------           -----------           ---------           -----------

  7,029             1,308,803             1,805,169             160,733             2,288,198
-------           -----------           -----------           ---------           -----------
  7,564             1,457,398             1,819,179             179,997             2,169,002

     --                    --               179,997                  --                    --
-------           -----------           -----------           ---------           -----------
$ 7,564           $ 1,457,398           $ 1,999,176           $ 179,997           $ 2,169,002
=======           ===========           ===========           =========           ===========


0106-0199929                                                                 37

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                Statements of Changes in Net Assets (continued)


                                                   T. ROWE PRICE INTERNATIONAL                     JANUS ASPEN
                                                         STOCK SUBACCOUNT                       GROWTH SUBACCOUNT
                                                   -----------------------------           ----------------------------
                                                     2001                 2000               2001                2000
                                                   ---------           ---------           ---------           --------
Operations:
   Net investment income (loss)                    $   2,883           $     602           $      63           $    187
   Net realized capital gains (losses) on
     investments                                      (5,184)              3,403              (7,436)               791
   Net change in unrealized appreciation/
     depreciation of investments                     (33,194)             (8,029)             (9,382)            (2,791)
                                                   ---------           ---------           ---------           --------
Increase (decrease) in net assets from
   operations                                        (35,495)             (4,024)            (16,755)            (1,813)

Contract transactions:
   Net contract purchase payments                     72,579              66,202              82,734             22,068
   Transfer payments from (to) other
     subaccounts or general account                   13,624              50,065              31,061             12,388
   Contract maintenance charges                       (3,764)               (800)             (3,512)              (216)
                                                   ---------           ---------           ---------           --------
Increase (decrease) in net assets from
   contract transactions                              82,439             115,467             110,283             34,240
                                                   ---------           ---------           ---------           --------
Net increase (decrease) in net assets                 46,944             111,443              93,528             32,427

Net assets:
   Beginning of the period                           111,443                  --              32,427                 --
                                                   ---------           ---------           ---------           --------
   End of the period                               $ 158,387           $ 111,443           $ 125,955           $ 32,427
                                                   =========           =========           =========           ========

(1)      Commencement of operations, January 1, 2001.

(2)      Commencement of operations, January 8, 2001.

(3)      Commencement of operations, August 31, 2001.


See accompanying notes.


38                                                                 0106-0199929

                                                                                  JANUS ASPEN          JANUS ASPEN
                                                                                   AGGRESSIVE         INTERNATIONAL
     JANUS ASPEN CAPITAL                      JANUS ASPEN WORLDWIDE                  GROWTH               GROWTH
   APPRECIATION SUBACCOUNT                      GROWTH SUBACCOUNT                  SUBACCOUNT           SUBACCOUNT
--------------------------------          -------------------------------         ------------        -------------
   2001                  2000                 2001                 2000             2001 (1)            2001 (2)
-----------           ----------          -----------           ---------         ------------        -------------

$    18,977           $   6,085           $     4,475           $   2,343           $  (2,369)          $     87

   (146,014)            (15,233)             (284,168)             29,807            (168,800)               (50)

   (248,253)            (65,727)             (140,435)           (105,239)            (45,267)              (746)
-----------           ---------           -----------           ---------           ---------           --------

   (375,290)            (74,875)             (420,128)            (73,089)           (216,436)              (709)

  1,867,255             910,598             2,108,647             849,559             971,709             17,881

    113,560                (354)               49,376              57,003              20,616                426
    (75,072)            (17,313)              (79,995)            (14,973)            (23,986)              (385)
-----------           ---------           -----------           ---------           ---------           --------

  1,905,743             892,931             2,078,028             891,589             968,339             17,922
-----------           ---------           -----------           ---------           ---------           --------
  1,530,453             818,056             1,657,900             818,500             751,903             17,213

    818,056                  --               818,500                  --                  --                 --
-----------           ---------           -----------           ---------           ---------           --------
$ 2,348,509           $ 818,056           $ 2,476,400           $ 818,500           $ 751,903           $ 17,213
===========           =========           ===========           =========           =========           ========


0106-0199929                                                                 39

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                Statements of Changes in Net Assets (continued)



                                                                  VANGUARD              VANGUARD           VANGUARD VIF
                                                                  VIF MONEY          VIF HIGH-GRADE       SMALL COMPANY
                                                                    MARKET                BOND               GROWTH
                                                                  SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                                  -----------        --------------       -------------
                                                                    2001 (3)             2001 (3)           2001 (3)
                                                                  -----------        --------------       -------------

Operations:
   Net investment income (loss)                                   $       127           $      --           $      --
   Net realized capital gains (losses) on investments                      --                  --                  --
   Net change in unrealized appreciation/depreciation of
     investments                                                           --                 751              (2,141)
                                                                  -----------           ---------           ---------
Increase (decrease) in net assets from operations                         127                 751              (2,141)

Contract transactions:
   Net contract purchase payments                                   1,015,584             169,265             253,896
   Transfer payments from (to) other subaccounts or
     general account                                                       --                  --                  --
   Contract maintenance charges                                        (2,050)               (342)               (512)
                                                                  -----------           ---------           ---------
Increase (decrease) in net assets from contract
   transactions                                                     1,013,534             168,923             253,384
                                                                  -----------           ---------           ---------
Net increase (decrease) in net assets                               1,013,661             169,674             251,243

Net assets:
   Beginning of the period                                                 --                  --                  --
                                                                  -----------           ---------           ---------
   End of the period                                              $ 1,013,661           $ 169,674           $ 251,243
                                                                  ===========           =========           =========

(1)      Commencement of operations, January 1, 2001.

(2)      Commencement of operations, January 8, 2001.

(3)      Commencement of operations, August 31, 2001.


See accompanying notes.


0106-0199929                                                                 40

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                         Notes to Financial Statements

                               December 31, 2001

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

WRL Series Life Corporate Account (the Separate Account) is a segregated investment account of Western Reserve Life Assurance Co. Of Ohio (Western Reserve), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of forty-eight investment subaccounts, three in specified portfolios of the Deutsche Asset Management VIT Funds, six in specified portfolios of the Fidelity Variable Insurance Products Funds, three in specified portfolios of the PIMCO Variable Insurance Trust, eight in specified portfolios of the INVESCO Variable Investment Funds, Inc., four in specified portfolios of the Universal Institutional Funds, Inc., four in specified portfolios of the T. Rowe Price Equity Series, Inc., one in the T. Rowe Price International Stock Portfolio of the T. Rowe Price International Series, Inc., six in specified portfolios of the Janus Aspen Series, and thirteen in specified portfolios of the Vanguard Variable Insurance Funds (each a Series Fund and collectively the Series Funds). Activity in these forty-eight investment subaccounts is available to contract owners of the Variable Adjustable Life Insurance Policy, offered by Western Reserve.

The Balanced subaccount, which invests in the Balanced Portfolio of the Fidelity Variable Insurance Products Funds, the T. Rowe Price New America Growth subaccount, which invests in the corresponding portfolio of the T. Rowe Price Equity Series, Inc., the Janus Aspen Flexible Income subaccount, which invests in the Janus Aspen Flexible Income Portfolio of the Janus Aspen Series, the Emerging Markets Equity, Emerging Markets Debt, Mid Cap Value, and U.S. Real Estate subaccounts, which invest in corresponding portfolios of The Universal Institutional Funds, Inc., the Vanguard VIF Short-Term Corporate, Vanguard VIF High Yield Bond, Vanguard VIF Balanced, Vanguard VIF Equity Index, Vanguard VIF Equity Income, Vanguard VIF Diversified Value, Vanguard VIF Mid-Cap Index, Vanguard VIF Growth, Vanguard VIF International, and Vanguard VIF REIT Index subaccounts, which invest in corresponding portfolios of Vanguard Variable Insurance Fund, had no activity during the years ended December 31, 2001 or 2000. The Separate Account had no activity prior to January 1, 2000.


0106-0199929                                                                 41

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)


1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

INVESTMENTS

Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2001.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Funds are included in the Statements of Operations.

DIVIDEND INCOME

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

RECLASSIFICATIONS

Certain amounts in the 2000 Statements of Operations and Changes in Net Assets have been reclassified to conform to the 2001 financial statement presentation.

2. INVESTMENTS

A summary of the mutual fund investments at December 31, 2001 follows:


                                                                  NET ASSET
                                                NUMBER OF           VALUE
                                               SHARES HELD        PER SHARE         MARKET VALUE            COST
                                              ---------------------------------------------------------------------

Deutsche Asset Management VIT Funds:
  Small Cap Index Fund                           16,199.824          $10.73          $  173,824          $  176,519
  Equity 500 Index Fund                         415,989.362           11.98           4,983,553           5,190,228
  EAFE(R) Equity Index Fund                       1,308.839            8.39              10,981              12,811

Fidelity Variable Insurance Products
  Funds:
    Growth Opportunities Portfolio                       --           15.13                  --                  --
    Contrafund(R) Portfolio                      12,043.238           20.13             242,430             254,726
    Growth Portfolio                             20,528.020           33.61             689,947             755,905
    High Income Portfolio                       169,834.024            6.41           1,088,636           1,310,203
    Money Market Portfolio                    5,582,600.490            1.00           5,582,600           5,582,600


0106-0199929                                                                 42

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)

2. INVESTMENTS (CONTINUED)


                                                                       NET ASSET
                                                     NUMBER OF           VALUE
                                                    SHARES HELD        PER SHARE        MARKET VALUE           COST
                                                   --------------------------------------------------------------------

PIMCO Variable Insurance Trust:
  Short-Term Bond Portfolio                          63,946.728          $10.08          $  644,583          $  642,640
  Total Return Bond Portfolio                       557,811.215            9.89           5,516,753           5,544,905
  StocksPLUS Growth and Income Portfolio
                                                     19,961.423            9.36             186,839             220,317
INVESCO Variable Investment Funds, Inc.:
    INVESCO VIF - Blue Chip Growth Fund
                                                    216,107.718            7.73           1,670,513           1,864,502
    INVESCO VIF - Dynamics Fund                      59,122.550           12.54             741,397             883,450
    INVESCO VIF - Health Sciences Fund
                                                      2,832.908           18.20              51,559              52,135
    INVESCO VIF - Market Neutral Fund                        --            9.52                  --                  --
    INVESCO VIF - Small Company Growth
      Fund                                          101,078.365           14.72           1,487,874           1,458,461
    INVESCO VIF - Technology Fund                     7,635.857           15.37             117,363             175,361
    INVESCO VIF - Telecommunications Fund
                                                     24,078.422            5.57             134,117             269,106
    INVESCO VIF - Financial Services Fund
                                                        609.034           12.42               7,564               7,055
T. Rowe Price Equity Series, Inc.:
  T. Rowe Price Mid-Cap Growth Portfolio             79,815.789           18.26           1,457,436           1,283,413
  T. Rowe Price Equity Income Portfolio             104,264.857           19.17           1,998,757           1,977,022
  T. Rowe Price Blue Chip Growth Portfolio
                                                    251,920.854            8.61           2,169,039           2,203,833
T. Rowe Price International Series, Inc.:
  T. Rowe Price International Stock
    Portfolio                                        13,808.714           11.47             158,386             199,609
Janus Aspen Series:
  Janus Aspen Growth Portfolio                        6,335.792           19.88             125,956             138,129
  Janus Aspen Capital Appreciation
    Portfolio                                       113,327.576           20.72           2,348,147           2,662,127
  Janus Aspen Worldwide Growth Portfolio
                                                     86,764.397           28.54           2,476,256           2,721,930
  Janus Aspen Aggressive Growth Portfolio
                                                     34,208.501           21.98             751,903             797,170
  Janus Aspen International Growth
    Portfolio                                           733.424           23.47              17,213              17,959


0106-0199929                                                                 43

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)

2. INVESTMENTS (CONTINUED)


                                                                         NET ASSET
                                                       NUMBER OF           VALUE
                                                      SHARES HELD        PER SHARE      MARKET VALUE           COST
                                                     ------------------------------------------------------------------
Vanguard Variable Insurance Fund, Inc.
  Vanguard VIF Money Market Portfolio                 1,013,660.86       $    1.00       $1,013,661          $1,013,661
  Vanguard VIF High-Grade Bond Portfolio
                                                         15,028.663          11.29          169,674             168,923
  Vanguard VIF Small Company Growth
    Portfolio                                            15,291.711          16.43          251,243             253,384

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:


                                                        PURCHASES            SALES
                                                       -------------------------------
Deutsche Asset Management VIT Funds:
  Small Cap Index Fund                                 $   70,049          $   39,625
  Equity 500 Index Fund                                 4,753,391             601,380
  EAFE(R) Equity Index Fund                                 5,457              11,504
Fidelity Variable Insurance Products Funds:
  Growth Opportunities Portfolio                               --                  --
  Contrafund(R) Portfolio                                 190,441              13,003
  Growth Portfolio                                        709,669             278,375
  High Income Portfolio                                   612,807             241,842
  Money Market Portfolio                                7,745,601           2,468,868
PIMCO Variable Insurance Trust:
  Short-Term Bond Portfolio                               499,600               7,942
  Total Return Bond Portfolio                           5,467,724             559,365
  StocksPLUS Growth and Income Portfolio                  154,919               6,483
INVESCO Variable Investment Funds, Inc.:
  INVESCO VIF - Blue Chip Growth Fund                   2,232,070             414,361
  INVESCO VIF - Dynamics Fund                             542,550              43,903
  INVESCO VIF - Health Sciences Fund                       21,369               4,100
  INVESCO VIF - Market Neutral Fund                        35,995              35,681
  INVESCO VIF - Small Company Growth Fund               1,687,337             457,556
  INVESCO VIF - Technology Fund                            95,161               9,833
  INVESCO VIF - Telecommunications Fund                   193,615              61,812
  INVESCO VIF - Financial Services Fund                     7,116                  62
T. Rowe Price Equity Series, Inc.:
  T. Rowe Price Mid-Cap Growth Portfolio                2,135,263             831,020
  T. Rowe Price Equity Income Portfolio                 2,497,445             655,391
  T. Rowe Price Blue Chip Growth Portfolio              2,879,428             595,365
T. Rowe Price International Series, Inc.:
  T. Rowe Price International Stock Portfolio              97,552              12,232


0106-0199929                                                                 44

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)

2. INVESTMENTS (CONTINUED)


                                                        PURCHASES            SALES
                                                       ----------------------------
Janus Aspen Series:
  Janus Aspen Growth Portfolio                         $  123,775          $ 13,285
  Janus Aspen Capital Appreciation Portfolio            2,252,364           328,034
  Janus Aspen Worldwide Growth Portfolio                2,799,909           717,564
  Janus Aspen Aggressive Growth Portfolio               1,271,469           305,499
  Janus Aspen International Growth Portfolio               18,293               284
Vanguard Variable Insurance Fund, Inc.
  Vanguard VIF Money Market Portfolio                   1,013,661                --
  Vanguard VIF High-Grade Bond Portfolio                  168,923                --
  Vanguard VIF Small Company Growth Portfolio             253,384                --

3. ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:


                                   SMALL CAP          EQUITY 500       EAFE(R) EQUITY        GROWTH
                                    INDEX               INDEX              INDEX         OPPORTUNITIES      CONTRAFUND(R)
                                  SUBACCOUNT          SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                  ---------------------------------------------------------------------------------------
Units outstanding January
  1, 2000                                --                   --                --               --                 --
Units purchased                     158,411            1,257,583            26,553            7,889             84,919
Units redeemed and
  transferred                        (1,183)             (22,095)              (51)          (7,889)              (699)
                                    -------            ---------            ------            -----            -------
Units outstanding
  December 31, 2000                 157,228            1,235,488            26,502               --             84,220
Units purchased                      58,312            3,144,217               (65)              --            164,327
Units redeemed and
  transferred                       (42,656)           1,745,249            (9,457)              --             39,689
                                    -------            ---------            ------            -----            -------
Units outstanding
  December 31, 2001                 172,884            6,124,954            16,980               --            288,236
                                    =======            =========            ======            =====            =======


0106-0199929                                                                 45

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)


                                                                            MONEY              SHORT-TERM          TOTAL RETURN
                                     GROWTH           HIGH INCOME           MARKET                BOND                 BOND
                                   SUBACCOUNT         SUBACCOUNT          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                   ---------------------------------------------------------------------------------------------

Units outstanding January
  1, 2000                                --                   --                   --                 --                   --
Units purchased                     759,096            1,298,887            2,142,598            145,176              644,868
Units redeemed and
  transferred                      (292,535)              (5,044)          (1,854,703)            (1,149)             (75,726)
                                   --------            ---------            ---------            -------            ---------
Units outstanding
  December 31, 2000                 466,561            1,293,843              287,895            144,027              569,142
Units purchased                     784,108              194,140            3,969,845             65,084            2,081,930
Units redeemed and
  transferred                      (324,942)              84,573              785,506            368,707            2,005,546
                                   --------            ---------            ---------            -------            ---------
Units outstanding
  December 31, 2001                 925,727            1,572,556            5,043,246            577,818            4,656,618
                                   ========            =========            =========            =======            =========


                                  STOCKSPLUS            INVESCO              INVESCO          INVESCO           INVESCO
                                  GROWTH AND         VIF - BLUE CHIP           VIF -        VIF - HEALTH       VIF - MARKET
                                    INCOME               GROWTH              DYNAMICS         SCIENCES           NEUTRAL
                                  SUBACCOUNT           SUBACCOUNT           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                  -----------------------------------------------------------------------------------------

Units outstanding January
  1, 2000                                --                   --                   --                --                --
Units purchased                      73,175              467,829              564,256            31,524                --
Units redeemed and
  transferred                        (4,832)             (16,759)            (154,155)             (251)               --
                                    -------            ---------            ---------            ------           -------
Units outstanding
  December 31, 2000                  68,343              451,070              410,101            31,273                --
Units purchased                     166,137            3,354,889              721,902            11,101            38,501
Units redeemed and
  transferred                        (5,817)              40,356              (41,507)            5,845           (38,501)
                                    -------            ---------            ---------            ------           -------
Units outstanding
  December 31, 2001                 228,663            3,846,315            1,090,496            48,219                --
                                    =======            =========            =========            ======           =======


0106-0199929                                                                 46

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)


                                    INVESCO                                INVESCO         INVESCO
                                 VIF - SMALL           INVESCO               VIF-             VIF -           T. ROWE PRICE
                                    COMPANY             VIF -              TELECOM-        FINANCIAL             MID-CAP
                                    GROWTH             TECHNOLOGY         MUNICATION        SERVICES             GROWTH
                                   SUBACCOUNT          SUBACCOUNT          SUBACCOUNT      SUBACCOUNT          SUBACCOUNT
                                 ------------------------------------------------------------------------------------------

Units outstanding January
  1, 2000                                  --                 --                 --               --                   --
Units purchased                       372,748            119,757            282,607               --                   --
Units redeemed and
  transferred                         (32,855)              (753)            (2,549)              --                   --
                                    ---------            -------           --------            -----            ---------
Units outstanding
  December 31, 2000                   339,893            119,004            280,058               --                   --
Units purchased                     1,997,202            163,861            226,122              (24)           1,772,533
Units redeemed and
  transferred                        (307,322)           (11,504)          (123,015)           6,308             (424,287)
                                    ---------            -------           --------            -----            ---------
Units outstanding
  December 31, 2001                 2,029,773            271,361            383,165            6,284            1,348,246
                                    =========            =======           ========            =====            =========


                                     T. ROWE           T. ROWE PRICE      T. ROWE PRICE                          JANUS ASPEN
                                  PRICE EQUITY           BLUE CHIP        INTERNATIONAL       JANUS ASPEN          CAPITAL
                                     INCOME                GROWTH             STOCK             GROWTH           APPRECIATION
                                   SUBACCOUNT            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                  -------------------------------------------------------------------------------------------

Units outstanding January
  1, 2000                                  --                   --                 --                 --                   --
Units purchased                       192,090                   --            133,442             37,272            1,209,101
Units redeemed and
  transferred                         (34,653)                  --             (1,007)              (248)            (243,886)
                                    ---------            ---------            -------            -------            ---------
Units outstanding
  December 31, 2000                   157,437                   --            132,435             37,024              965,215
Units purchased                     1,400,219            2,643,574             90,029            143,041            2,556,622
Units redeemed and
  transferred                         165,703             (142,464)            19,505             11,008               15,852
                                    ---------            ---------            -------            -------            ---------
Units outstanding
  December 31, 2001                 1,723,359            2,501,110            241,969            191,073            3,537,689
                                    =========            =========            =======            =======            =========


0106-0199929                                                                 47

                      WRL Series Life Corporate Account -
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)


                                                                                                                      VANGUARD VIF
                            JANUS ASPEN          JANUS ASPEN        JANUS ASPEN       VANGUARD          VANGUARD VIF      SMALL
                             WORLDWIDE            AGGRESSIVE       INTERNATIONAL      VIF MONEY          HIGH-GRADE      COMPANY
                              GROWTH                GROWTH            GROWTH           MARKET               BOND         GROWTH
                             SUBACCOUNT           SUBACCOUNT        SUBACCOUNT       SUBACCOUNT          SUBACCOUNT    SUBACCOUNT
                           ---------------------------------------------------------------------------------------------------------

Units outstanding January
  1, 2000                            --                 --                 --                   --               --            --
Units purchased               1,144,662                 --                 --                   --               --            --
Units redeemed and
  transferred                  (206,386)                --                 --                   --               --            --
                              ---------          ---------           --------            ---------          -------       -------
Units outstanding
  December 31, 2000             938,276                 --                 --                   --               --            --
Units purchased               2,927,033          1,273,878             22,952            1,007,005          171,027       211,638
Units redeemed and
  transferred                  (205,395)            30,832                299                   --               --            --
                              ---------          ---------           --------            ---------          -------       -------
Units outstanding
  December 31, 2001           3,659,914          1,304,710             23,251            1,007,005          171,027       211,638
                              =========          =========           ========            =========          =======       =======

                      WRL Series Life Corporate Account --
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)


4. FINANCIAL HIGHLIGHTS

Effective with these 2001 annual financial statements, the Separate Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

                                                                                            YEAR ENDED DECEMBER 31, 2001,
                                                   AT DECEMBER 31, 2001                           EXCEPT AS NOTED
                                      -----------------------------------------    --------------------------------------------
                                                                                   INVESTMENT
                                                    UNIT FAIR           NET          INCOME           EXPENSE         TOTAL
      SUBACCOUNT                        UNITS         VALUE           ASSETS        RATIO(*)          RATIO(**)     RETURN(***)
-------------------------------------------------------------------------------    --------------------------------------------
Small Cap Index                         172,884     $     1.01     $  173,824           0.54%           0.60%           2.07%
Equity 500 Index                      6,124,954           0.81      4,983,881           1.20            0.60          (12.18)
EAFE(R)Equity Index                      16,980           0.65         10,981           0.00            0.60          (24.69)
Growth Opportunities                         --           0.72             --           0.00            0.60          (14.42)
Contrafund(R)                           288,236           0.84        242,430           0.52            0.60          (12.24)
Growth                                  925,727           0.75        690,333           0.07            0.60          (17.65)
High Income                           1,572,556           0.69      1,088,633          12.96            0.60          (11.73)
Money Market                          5,043,246           1.11      5,582,883           3.16            0.60            4.19
Short-Term Bond                         577,818           1.12        644,637           4.98            0.60            6.61
Total Return Bond                     4,656,618           1.19      5,518,190           4.84            0.60            8.55
StocksPLUS Growth and Income            228,663           0.82        186,819           5.14            0.60          (11.28)
INVESCO VIF - Blue Chip
   Growth                             3,846,315           0.43      1,670,697           0.00            0.60          (44.27)
INVESCO VIF - Dynamics                1,090,496           0.68        741,568           0.00            0.60          (31.14)
INVESCO VIF - Health
   Sciences                              48,219           1.10         53,229           0.37            0.60          (12.59)
INVESCO VIF -Market Neutral                  --           1.03             --           0.00            0.60           (3.31)
INVESCO VIF - Small Company
   Growth                             2,029,773           0.73      1,488,268           0.00            0.60          (18.54)
INVESCO VIF - Technology                271,361           0.43        117,362           0.00            0.60          (45.82)
INVESCO VIF -
   Telecommunications                   383,165           0.35        134,113           0.00            0.60          (54.01)
INVESCO VIF - Financial
   Services                               6,284           1.20          7,564           0.43            0.60           (9.88)
T. Rowe Price Mid-Cap Growth          1,348,246           1.08      1,457,398           0.00            0.60           (0.92)
T.  Rowe Price Equity Income          1,723,359           1.16      1,999,176           1.56            0.60            1.47
T. Rowe Price Blue Chip
   Growth(****)                       2,501,110           0.87      2,169,002           0.15            0.60          (13.28)

                      WRL Series Life Corporate Account --
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)


4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            YEAR ENDED DECEMBER 31, 2001,
                                                   AT DECEMBER 31, 2001                           EXCEPT AS NOTED
                                      -----------------------------------------    --------------------------------------------
                                                                                   INVESTMENT
                                                    UNIT FAIR           NET          INCOME           EXPENSE         TOTAL
      SUBACCOUNT                        UNITS         VALUE           ASSETS        RATIO(*)          RATIO(**)     RETURN(***)
-------------------------------------------------------------------------------    --------------------------------------------

T. Rowe Price International
   Stock                                241,969     $     0.65     $  158,387           2.45%           0.60%         (22.21)%
Janus Aspen Growth                      191,073           0.66        125,955           0.08            0.60          (24.73)
Janus Aspen Capital
   Appreciation                       3,537,689           0.66      2,348,509           1.49            0.60          (21.67)
Janus Aspen Worldwide Growth          3,659,914           0.68      2,476,400           0.62            0.60          (22.44)
Janus Aspen Aggressive
   Growth(****)                       1,304,710           0.58        751,903           0.00            0.60          (42.37)
Janus Aspen International
   Growth(****)                          23,251           0.74         17,213           1.42            0.60          (25.97)
Vanguard VIF Money
   Market(******)                     1,007,005           1.01      1,013,661           0.03            0.60            0.66
Vanguard VIF High-Grade
   Bond(******)                         171,027           0.99        169,674           0.00            0.60           (0.79)
Vanguard VIF Small Company
   Growth(******)                       211,638           1.19        251,243           0.00            0.60           18.71


(*) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.
(**) These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.
(***) These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(****) Commencement of operations, January 1, 2001. Expense ratio has been annualized.
(*****) Commencement of operations, January 8, 2001. Expense ratio has been annualized.
(******) Commencement of operations, August 31, 2001. Expense ratio has been annualized.

                      WRL Series Life Corporate Account --
                   Variable Adjustable Life Insurance Policy

                   Notes to Financial Statements (continued)


5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGES

On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .60% of the cash value in the Subaccounts. The maximum annual rate of this charge in any policy year is an amount equal to .90% of the cash value in the subaccounts. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts a rate ranging from 1% to 1.5% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year. Western Reserve also deducts a monthly policy fee equal to $16.50 in the first policy year and $4.00 (current, $10 maximum) in subsequent policy years. The monthly policy fee is deducted proportionately from the subaccount's accumulated value.

6. INCOME TAXES

Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Western Reserve, as long as earnings are credited under the variable life policies.

FINANCIAL STATEMENTS - STATUTORY BASIS

Western Reserve Life Assurance Co. of Ohio
Years Ended December 31, 2001, 2000, and 1999

0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                     Financial Statements - Statutory Basis

                  Years Ended December 31, 2001, 2000, and 1999

                                    CONTENTS

Report of Independent Auditors.........................................................................  1

Audited Financial Statements

Balance Sheets - Statutory Basis.......................................................................  3
Statements of Operations - Statutory Basis.............................................................  5
Statements of Changes in Capital and Surplus - Statutory Basis.........................................  6
Statements of Cash Flow - Statutory Basis..............................................................  7
Notes to Financial Statements - Statutory Basis........................................................  9

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties....................................  33
Supplementary Insurance Information...................................................................  34
Reinsurance...........................................................................................  35

0110-0237837

                         Report of Independent Auditors

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

0110-0237837                                                                   1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.

Des Moines, Iowa
February 15, 2002

0110-0237837                                                                   2

                   Western Reserve Life Assurance Co. of Ohio

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                       DECEMBER 31
                                                                                 2001              2000
                                                                              ----------        -----------
ADMITTED ASSETS
Cash and invested assets:
   Cash and short-term investments                                            $  141,080        $    25,465
   Bonds                                                                          78,489             92,652
   Common stocks:
     Affiliated entities (cost: 2001 - $543 and 2000 - $243)                       5,903              4,164
     Other (cost: 2001 and 2000 - $302)                                              472                352
   Mortgage loans on real estate                                                  13,821             14,041
   Home office properties                                                         43,520             33,571
   Investment properties                                                              --             10,808
   Policy loans                                                                  285,178            284,335
   Other invested assets                                                          19,558             10,091
                                                                              ----------        -----------
Total cash and invested assets                                                   588,021            475,479


Net deferred income taxes                                                          8,444                 --
Federal and foreign income taxes recoverable                                          --             22,547
Premiums deferred and uncollected                                                  1,237                908
Accrued investment income                                                          1,463              1,475
Cash surrender value of life insurance policies                                   52,254             49,787
Other assets                                                                       7,563              5,905
Separate account assets                                                        8,093,342         10,190,653



                                                                              ----------        -----------
Total admitted assets                                                         $8,752,324        $10,746,754
                                                                              ==========        ===========

0110-0237837                                                                   3

                                                                                        DECEMBER 31
                                                                                 2001                2000
                                                                              ----------          -----------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                     $  399,187          $   400,695
     Annuity                                                                     336,587              288,370
   Policy and contract claim reserves                                             14,358               13,474
   Liability for deposit-type contracts                                           15,754                9,909
   Other policyholders' funds                                                         60                   38
   Remittances and items not allocated                                            14,493               21,192
   Federal and foreign income taxes payable                                       26,150                   --
   Transfers to separate account due or accrued                                 (493,930)            (480,404)
   Asset valuation reserve                                                         4,299                4,726
   Interest maintenance reserve                                                    4,861                5,934
   Short-term note payable to affiliate                                               --               71,400
   Payable to affiliate                                                              645               17,406
   Other liabilities                                                              92,231               62,528
   Separate account liabilities                                                8,089,904           10,185,342
                                                                              ----------          -----------
Total liabilities                                                              8,504,599           10,600,610

Capital and surplus:
   Common stock, $1.00 par value, 3,000,000 shares authorized and
     2,500,000 shares issued and outstanding                                       2,500                2,500
   Paid-in surplus                                                               150,107              120,107
   Unassigned surplus                                                             95,118               23,537
                                                                              ----------          -----------
Total capital and surplus                                                        247,725              146,144
                                                                              ----------          -----------
Total liabilities and capital and surplus                                     $8,752,324          $10,746,754
                                                                              ==========          ===========

See accompanying notes.

0110-0237837                                                                   4

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                                                YEAR ENDED DECEMBER 31
                                                                                        2001             2000             1999
                                                                                     -----------      -----------      -----------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                                            $   653,398      $   741,937      $   584,729
     Annuity                                                                             625,117        1,554,430        1,104,525
   Net investment income                                                                  44,424           47,867           39,589
   Amortization of interest maintenance reserve                                            1,440            1,656            1,751
   Commissions and expense allowances on reinsurance ceded                               (10,789)           1,648            4,178
   Income from fees associated with investment management,
     administration and contract guarantees for separate
     accounts                                                                            108,673          149,086          104,775
   Other income                                                                           16,386           58,531           44,366
                                                                                     -----------      -----------      -----------
                                                                                       1,438,649        2,555,155        1,883,913
Benefits and expenses:
   Benefits paid or provided for:
     Life                                                                                 56,155           58,813           35,591
     Surrender benefits                                                                  800,264          888,060          689,535
     Other benefits                                                                       57,032           47,855           32,201
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                                             10,100           98,557           70,542
         Annuity                                                                          48,217           (9,665)           3,446
         Other                                                                                --               67             (121)
                                                                                     -----------      -----------      -----------
                                                                                         971,768        1,083,687          831,194
   Insurance expenses:
     Commissions                                                                         176,023          316,337          246,334
     General insurance expenses                                                          110,808          120,798          112,536
     Taxes, licenses and fees                                                             18,714           23,193           19,019
     Net transfers to separate accounts                                                  216,797        1,068,213          625,598
     Other expenses                                                                          556               36               --
                                                                                     -----------      -----------      -----------
                                                                                         522,898        1,528,577        1,003,487
                                                                                     -----------      -----------      -----------
                                                                                       1,494,666        2,612,264        1,834,681
                                                                                     -----------      -----------      -----------
Gain (loss) from operations before federal income tax
   expense (benefit) and net realized capital gains
   (losses) on investments                                                               (56,017)         (57,109)          49,232

Federal income tax expense (benefit)                                                       3,500          (17,470)          11,816
                                                                                     -----------      -----------      -----------
Gain (loss) from operations before net realized capital gains
   (losses) on investments                                                               (59,517)         (39,639)          37,416

Net realized capital gains (losses) on investments (net of related federal
   income taxes and amounts transferred to interest maintenance reserve)                     100             (856)            (716)
                                                                                     -----------      -----------      -----------
Net income (loss)                                                                    $   (59,417)     $   (40,495)     $    36,700
                                                                                     ===========      ===========      ===========

See accompanying notes.


0110-0237837                                                                   5

                   Western Reserve Life Assurance Co. of Ohio

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                           TOTAL
                                                          COMMON         PAID-IN        UNASSIGNED      CAPITAL AND
                                                           STOCK         SURPLUS         SURPLUS          SURPLUS
                                                          -------        --------       ----------      -----------
Balance at January 1, 1999                                $ 1,500        $120,107        $ 21,973         $ 143,580
   Net income                                                  --              --          36,700            36,700
   Change in net unrealized capital gains                      --              --           1,421             1,421
   Change in non-admitted assets                               --              --             703               703
   Change in asset valuation reserve                           --              --            (961)             (961)
   Change in surplus in separate accounts                      --              --             451               451
   Transfer from unassigned surplus to
     common stock (stock dividend)                          1,000              --          (1,000)               --
   Settlement of prior period tax returns                      --              --           1,000             1,000
   Tax benefits on stock options exercised                     --              --           2,022             2,022
                                                          -------        --------        --------         ---------
Balance at December 31, 1999                                2,500         120,107          62,309           184,916
   Net loss                                                    --              --         (40,495)          (40,495)
   Change in net unrealized capital gains                      --              --           1,571             1,571
   Change in non-admitted assets                               --              --          (1,359)           (1,359)
   Change in asset valuation reserve                           --              --            (917)             (917)
   Change in surplus in separate accounts                      --              --            (314)             (314)
   Settlement of prior period tax returns                      --              --              30                30
   Tax benefits on stock options exercised                     --              --           2,712             2,712
                                                          -------        --------        --------         ---------
Balance at December 31, 2000                                2,500         120,107          23,537           146,144
   Net loss                                                    --              --         (59,417)          (59,417)
   Capital contribution                                        --          30,000              --            30,000
   Cumulative effect of change in
     accounting principles                                                                 12,312            12,312
   Change in valuation basis                                   --              --          11,609            11,609
   Change in net deferred income tax asset                     --              --         (11,733)          (11,733)
   Surplus effect of reinsurance                               --              --          11,851            11,851
     transaction
   Change in net unrealized capital gains                      --              --          (1,281)           (1,281)
   Change in non-admitted assets                               --              --           9,076             9,076
   Change in asset valuation reserve                           --              --             427               427
   Change in surplus in separate accounts                      --              --          97,374            97,374
   Tax benefits on stock options exercised                     --              --           1,363             1,363
                                                          -------        --------        --------         ---------
Balance at December 31, 2001                              $ 2,500        $150,107        $ 95,118         $ 247,725
                                                          =======        ========        ========         =========

See accompanying notes.


0110-0237837                                                                   6

                   Western Reserve Life Assurance Co. of Ohio

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                                                YEAR ENDED DECEMBER 31
                                                                                        2001             2000             1999
                                                                                     -----------      -----------      -----------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance                                $ 1,295,480      $ 2,356,441      $ 1,738,870
Net investment income received                                                            45,355           51,583           44,235
Life and accident and health claims paid                                                 (55,303)         (55,030)         (35,872)
Surrender benefits and other fund withdrawals paid                                      (800,321)        (888,060)        (689,535)
Other benefits paid to policyholders                                                     (56,598)         (43,721)         (32,642)
Commissions, other expenses and other taxes                                             (315,087)        (456,874)        (382,372)
Net transfers to separate accounts                                                       (27,317)        (935,755)        (628,762)
Federal income taxes received (paid)                                                      46,560           (8,236)          (9,637)
                                                                                     -----------      -----------      -----------
Net cash provided by operating activities                                                132,769           20,348            4,285

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                                                  29,163           45,079          114,177
   Mortgage loans on real estate                                                             282              227              212
   Other                                                                                    (170)             345               18
                                                                                     -----------      -----------      -----------
                                                                                          29,275           45,651          114,407
Cost of investments acquired:
   Bonds                                                                                 (14,445)         (18,005)         (49,279)
   Common stocks                                                                            (300)              --               --
   Mortgage loans on real estate                                                              --           (5,003)              (1)
   Investment properties                                                                     (13)            (108)            (286)
   Policy loans                                                                             (843)        (101,360)         (69,993)
   Other invested assets                                                                 (12,394)         (11,203)              --
   Other                                                                                      --               --             (855)
                                                                                     -----------      -----------      -----------
                                                                                         (27,995)        (135,679)        (120,414)
                                                                                     -----------      -----------      -----------
Net cash provided by (used in) investing activities                                        1,280          (90,028)          (6,007)

FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Capital and surplus paid in                                                            30,000               --               --
   Borrowed money                                                                        (71,400)          54,300          (27,100)
   Deposits and deposit-type contract funds and other
     liabilities without life or disability contingencies                                 23,298               --               --
   Other sources                                                                          45,631           27,815           12,580
                                                                                     -----------      -----------      -----------
                                                                                          27,529           82,115          (14,520)


0110-0237837                                                                   7

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

                                                                                                YEAR ENDED DECEMBER 31
                                                                                        2001             2000             1999
                                                                                     -----------      -----------      -----------
FINANCING AND MISCELLANEOUS ACTIVITIES (CONTINUED)
Other cash applied:
   Withdrawals on deposit-type contract funds and other
     liabilities without life or disability contingencies                            $    17,900      $        --      $        --
   Other applications                                                                     27,973           10,902           33,634
                                                                                     -----------      -----------      -----------
                                                                                          45,963           10,902           33,634
                                                                                     -----------      -----------      -----------
Net cash provided by (used in) financing activities                                      (18,434)          71,213          (48,154)
                                                                                     -----------      -----------      -----------
Increase (decrease) in cash and short-term investments                                   115,615            1,533          (49,876)

Cash and short-term investments at beginning of year                                      25,465           23,932           73,808
                                                                                     -----------      -----------      -----------
Cash and short-term investments at end of year                                       $   141,080      $    25,465      $    23,932
                                                                                     ===========      ===========      ===========

See accompanying notes.


0110-0237837                                                                   8

                   Western Reserve Life Assurance Co. of Ohio

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written are done through an affiliated marketing organization.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the


0110-0237837                                                                   9

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Investment properties are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.


0110-0237837                                                                  10

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.


0110-0237837                                                                  11

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets


0110-0237837                                                                  12

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.


0110-0237837                                                                  13

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2001, 2000, and 1999, net realized capital gains (losses) of $367, $(276), and $(67), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,440, $1,656, and $1,751 for the years ended December 31, 2001, 2000, and 1999, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2001, 2000, and 1999, with respect to such practices.

PREMIUMS AND ANNUITY CONSIDERATIONS

Life and accident and health premiums are recognized as revenue when due. Subsequent to January 1, 2001, premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, life, annuity, accident, and health premiums were recognized as revenue when due.


0110-0237837                                                                  14

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

AGGREGATE RESERVES FOR POLICIES

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting policies for the original policies issued and the terms of the reinsurance contracts.


0110-0237837                                                                  15

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,208,884, $2,336,299, and $1,675,642 in 2001, 2000, and 1999, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.


0110-0237837                                                                  16

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2. ACCOUNTING CHANGES

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

3. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement


0110-0237837                                                                  17

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

   Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Short-Term Note Payable to Affiliate: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

   Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.


0110-0237837                                                                  18

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                                     DECEMBER 31
                                                                      2001                                 2000
                                                          ----------------------------        ------------------------------
                                                           CARRYING                            CARRYING
                                                            AMOUNT          FAIR VALUE          AMOUNT            FAIR VALUE
                                                          ----------------------------        ------------------------------
ADMITTED ASSETS
Cash and short-term investments                           $  141,080        $  141,080        $    25,465        $    25,465
Bonds                                                         78,489            80,722             92,652             93,766
Common stocks, other than affiliates                             472               472                352                352
Mortgage loans on real estate                                 13,821            14,263             14,041             14,422
Policy loans                                                 285,178           285,178            284,335            284,335
Separate account assets                                    8,093,342         8,093,342         10,190,653         10,190,653

LIABILITIES
Investment contract liabilities                              352,341           347,665            298,279            291,457
Short-term note payable to affiliate                              --                --             71,400             71,400
Separate account annuity liabilities                       5,792,373         5,709,486          7,305,380          7,142,011

4. INVESTMENTS

The carrying amount and estimated fair value of investments in bonds are as follows:

                                                                         GROSS         GROSS        ESTIMATED
                                                         CARRYING      UNREALIZED    UNREALIZED       FAIR
                                                          AMOUNT          GAINS        LOSSES         VALUE
                                                         ----------------------------------------------------
DECEMBER 31, 2001
Bonds:
  United States Government and agencies                   $ 4,363        $  173        $   --        $ 4,536
  State, municipal and other government                     1,480           135            --          1,615
  Public utilities                                         12,048           306            --         12,354
  Industrial and miscellaneous                             39,429         2,470         1,358         40,541
  Mortgage and other asset-backed securities               21,169           507            --         21,676
                                                         ----------------------------------------------------
Total bonds                                               $78,489        $3,591        $1,358        $80,722
                                                         ====================================================


0110-0237837                                                                  19

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

                                                                         GROSS         GROSS        ESTIMATED
                                                         CARRYING      UNREALIZED    UNREALIZED       FAIR
                                                          AMOUNT          GAINS        LOSSES         VALUE
                                                         ----------------------------------------------------
DECEMBER 31, 2000
Bonds:
  United States Government and agencies                   $ 4,580        $   78        $   15        $ 4,643
  State, municipal and other government                     1,478            85            --          1,563
  Public utilities                                         13,061            75           159         12,977
  Industrial and miscellaneous                             42,482         1,673           811         43,344
  Mortgage and other asset-backed securities               31,051           416           228         31,239
                                                         ----------------------------------------------------
Total bonds                                               $92,652        $2,327        $1,213        $93,766
                                                         ====================================================

The carrying amount and fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                        ESTIMATED
                                                         CARRYING         FAIR
                                                          AMOUNT          VALUE
                                                         ------------------------
Due in one year or less                                   $ 7,305        $ 7,408
Due one through five years                                 28,415         29,555
Due five through ten years                                 15,628         16,649
Due after ten years                                         5,972          5,434
                                                         ------------------------
                                                           57,320         59,046
Mortgage and other asset-backed securities                 21,169         21,676
                                                         ------------------------
                                                          $78,489        $80,722
                                                         ========================


0110-0237837                                                                  20

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                                        YEAR ENDED DECEMBER 31
                                                                   2001          2000          1999
                                                                 -------------------------------------
Interest on bonds                                                $  7,050      $  8,540      $ 12,094
Dividends from common stock of affiliated
  entities                                                         18,495        26,453        18,555
Interest on mortgage loans                                          1,130           776           746
Rental income on investment properties                              6,903         6,034         5,794
Interest on policy loans                                           17,746        14,372         9,303
Other investment income                                               (51)            1           414
                                                                 -------------------------------------
Gross investment income                                            51,273        56,176        46,906
Investment expenses                                                (6,849)       (8,309)       (7,317)
                                                                 -------------------------------------
Net investment income                                            $ 44,424      $ 47,867      $ 39,589
                                                                 =====================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                                        YEAR ENDED DECEMBER 31
                                                                   2001          2000          1999
                                                                 ------------------------------------
Proceeds                                                         $ 29,163      $ 45,079      $114,177
                                                                 ====================================
Gross realized gains                                             $    637      $    117      $  1,762
Gross realized losses                                                  --           480         1,709
                                                                 ------------------------------------
Net realized gains (losses)                                      $    637      $   (363)     $     53
                                                                 ====================================

At December 31, 2001, bonds with an aggregate carrying value of $4,094 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.


0110-0237837                                                                  21

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                            REALIZED
                                                   -----------------------------
                                                      YEAR ENDED DECEMBER 31
                                                    2001         2000       1999
                                                   -----------------------------
Bonds                                              $ 637      $  (363)     $  53
Other invested assets                                 --       (1,115)        18
                                                   -----------------------------
                                                     637       (1,478)        71

Tax benefit (expense)                               (170)         346       (854)
Transfer to interest maintenance reserve            (367)         276         67
                                                   -----------------------------
Net realized gains (losses)                        $ 100      $  (856)     $(716)
                                                   =============================

                                                       CHANGES IN UNREALIZED
                                                   -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                    2001         2000       1999
                                                   -----------------------------
Other invested assets                              $(2,926)   $    --     $   --
Common stocks                                        1,559      2,002      1,426
Mortgage loans on real estate                           86       (431)        (5)
                                                   -----------------------------
Change in unrealized                               $(1,281)   $ 1,571     $1,421
                                                   =============================

Gross unrealized gains (losses) on common stocks were as follows:

                                                              UNREALIZED
                                                        -----------------------
                                                              DECEMBER 31
                                                           2001            2000
                                                        -----------------------
Unrealized gains                                        $ 5,930         $ 4,040
Unrealized losses                                          (400)            (69)
                                                        -----------------------
Net unrealized gains                                    $ 5,530         $ 3,971
                                                        =======================


0110-0237837                                                                  22

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

During 2001, the Company did not issue any mortgage loans. During 2000, the Company issued one mortgage loan with a lending rate of 7.97%. The percentage of the loan to the value of the security at the time of origination was 69%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2001, 2000, and 1999, no mortgage loans were foreclosed and transferred to real estate. During 2001 and 2000, the Company held a mortgage loan loss reserve in the asset valuation reserve of $135 and $-0-, respectively.

5. REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                                              YEAR ENDED DECEMBER 31
                                      2001             2000             1999
                                  ---------------------------------------------
Direct premiums                   $ 1,369,720      $ 2,385,134      $ 1,748,265
Reinsurance ceded                     (91,205)         (88,767)         (59,011)
                                  ---------------------------------------------
Net premiums earned               $ 1,278,515      $ 2,296,367      $ 1,689,254
                                  =============================================

The Company received reinsurance recoveries in the amount of $12,337, $8,856, and $4,916 during 2001, 2000, and 1999, respectively. At December 31, 2001 and 2000, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $6,065 and $2,337, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $63,758 and $5,128, respectively.


0110-0237837                                                                  23

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

5. REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral in the form of letters of credit of $70,000.

6. INCOME TAXES

The Company's net deferred tax asset is comprised of the following components:

                                                        DECEMBER 31,   JANUARY 1,
                                                           2001           2001
                                                        -------------------------
Gross deferred income tax assets                         $162,669        $82,191
Gross deferred income tax liabilities                      95,916          3,705
Deferred income tax assets nonadmitted                     58,309         65,790
                                                        -------------------------
Net admitted deferred income tax asset                   $  8,444        $12,696
                                                        =========================

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.


0110-0237837                                                                  24

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)

The main components of deferred tax amounts, as well as the net change for the year ended December 31, 2001, are as follow:

                                                        DECEMBER 31,     JANUARY 1,        NET
                                                            2001           2001           CHANGE
                                                        -----------------------------------------
Deferred income tax assets:
  ss.807(f) adjustment                                    $  1,977        $ 2,360        $   (383)
  Pension expenses                                           2,422          1,850             572
  Tax basis deferred acquisition costs                      76,692         69,122           7,570
  Reserves                                                  74,569          2,316          72,253
  Other                                                      7,009          6,543             466
                                                        -----------------------------------------
Total deferred income tax assets                          $162,669        $82,191        $ 80,478
                                                        =========================================

Deferred income tax assets - nonadmitted                  $ 58,309        $65,790        $ (7,481)

Deferred income tax liabilities:
  ss.807(f) adjustment - liabilities                        91,560            427          91,133
  Other                                                      4,356          3,278           1,078
                                                        -----------------------------------------
Total deferred income tax liabilities                     $ 95,916        $ 3,705        $ 92,211
                                                        =========================================


0110-0237837                                                                  25

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                                                    DECEMBER 31
                                                                      2001             2000             1999
                                                                    ------------------------------------------
Income tax expense (benefit) computed at the
  federal statutory rate (35%)                                      $(19,606)        $(19,988)        $ 17,231
Deferred acquisition costs - tax basis                                 7,570           14,725           11,344
Amortization of IMR                                                     (504)            (580)            (613)
Depreciation                                                              (6)            (426)            (727)
Dividends received deduction                                          (8,705)         (12,805)         (10,784)
Low income housing credits                                            (1,944)              --               --
Prior year under (over) accrual                                        3,340              560           (3,167)
Reinsurance transactions                                               4,148               --               --
Reserves                                                              19,541              123           (2,272)
Other                                                                   (334)             921              804
                                                                    ------------------------------------------
Federal income tax expense (benefit)                                $  3,500         $(17,470)        $ 11,816
                                                                    ==========================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

In 2000, the Company received $30 in interest from the Internal Revenue Service related to the 1993 tax year. In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. Tax settlements for 2000 and 1999 were credited directly to unassigned surplus.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. An examination is underway for 1996 and 1997.


0110-0237837                                                                  26

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                                         DECEMBER 31
                                                                              2001                           2000
                                                                    ------------------------       ------------------------
                                                                                    PERCENT                        PERCENT
                                                                      AMOUNT        OF TOTAL         AMOUNT        OF TOTAL
                                                                    ------------------------       ------------------------
Subject to discretionary withdrawal with
  market value adjustment                                           $   11,429           0%        $   11,999           0%
Subject to discretionary withdrawal at
  book value less surrender charge                                     102,240           2             72,456           1
Subject to discretionary withdrawal at
  market value                                                       5,641,756          93          7,305,182          96
Subject to discretionary withdrawal at
  book value (minimal or no charges or
  adjustments)                                                         294,012           5            210,648           3
Not subject to discretionary withdrawal                                 14,654           0             15,753           0
                                                                    ------------------------       ------------------------
                                                                     6,064,091         100%         7,616,038         100%
                                                                                      ======                         ======
Less reinsurance ceded                                                  60,224                          2,145
                                                                    ----------                     ----------
Total policy reserves on annuities and
  deposit fund liabilities                                          $6,003,867                     $7,613,893
                                                                    ==========                     ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                              YEAR ENDED DECEMBER 31
                                                                      2001             2000             1999
                                                                   --------------------------------------------
Transfers as reported in the summary of
  operations of the separate accounts
  statement:

    Transfers to separate accounts                                 $1,208,884       $2,336,299       $1,675,642
    Transfers from separate accounts                                1,107,157        1,268,865        1,056,207
                                                                   --------------------------------------------
Net transfers to separate accounts                                    101,727        1,067,434          619,435

Change in valuation adjustment                                         98,321               --               --
Other                                                                  16,749              779            6,163
                                                                   --------------------------------------------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement                                                 $  216,797       $1,068,213       $  625,598
                                                                   ============================================


0110-0237837                                                                  27

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

At December 31, 2001, the Company had variable annuities with guaranteed living benefits as follows:

                                                       SUBJECTED
                                                        ACCOUNT       AMOUNT OF
BENEFIT AND TYPE OF RISK                                 VALUE     RESERVE HELD
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                        $75,101        $19

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                          GROSS            LOADING            NET
                                        ------------------------------------------
DECEMBER 31, 2001
Ordinary direct renewal business          $1,439          $   407           $1,032
Ordinary new business                        200               (5)             205
                                        ------------------------------------------
                                          $1,639          $   402           $1,237
                                        ==========================================

DECEMBER 31, 2000
Ordinary direct renewal business         $   991          $   220           $  771
Ordinary new business                        133               (4)             137
                                         -----------------------------------------
                                         $ 1,124          $   216           $  908
                                         =========================================

8. CONVERSION OF VALUATION SYSTEM

During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.


0110-0237837                                                                  28

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $24,523.

10. CAPITAL AND SURPLUS

During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies that do business in the state to have capital stock of at least $2,500.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2001, the Company sold $17,515 of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the


0110-0237837                                                                  29

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

12. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,634, $1,224, and $1,105 for the years ended December 31, 2001, 2000, and 1999, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $1,100, $930, and $816 for the years ended December 31, 2001, 2000, and 1999, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2001, 2000, and 1999 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $233, $108, and $81 for the years ended December 31, 2001, 2000, and 1999, respectively.


0110-0237837                                                                  30

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

13. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2001, 2000, and 1999, the Company paid $16,904, $19,248, and $16,905, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2001, 2000, and 1999, the Company received $6,752, $4,665, and $3,755, respectively, for such services, which approximates their cost.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2001, 2000, and 1999, the Company paid net interest of $945, $2,262, and $1,997, respectively, to affiliates.

The Company received capital contributions of $30,000 from its parent in 2001.

At December 31, 2000, the Company had short-term note payables to an affiliate of $71,400. Interest on these notes approximated the thirty-day commercial paper rate at the time of issuance.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2001 and 2000, the cash surrender value of these policies was $52,254 and $49,787, respectively.

14. COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.


0110-0237837                                                                  31

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

14. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,425 and $3,438 and an offsetting premium tax benefit of $764 and $777 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $13, $(9), and $(20) for the years ended December 31, 2001, 2000, and 1999, respectively.


0110-0237837                                                                  32

                           STATUTORY-BASIS FINANCIAL
                              STATEMENT SCHEDULES


0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2001

SCHEDULE I


                                                                                             AMOUNT AT
                                                                                               WHICH
                                                                             FAIR          SHOWN IN THE
                TYPE OF INVESTMENT                      COST(1)             VALUE          BALANCE SHEET
--------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and government
     agencies and authorities                            $  4,681          $  4,868          $  4,681
   States, municipalities, and political
     subdivisions                                           3,380             3,620             3,380
   Public utilities                                        12,048            12,354            12,048
   All other corporate bonds                               58,380            59,880            58,380
                                                         --------------------------------------------
Total fixed maturities                                     78,489            80,722            78,489

EQUITY SECURITIES
Common stocks (unaffiliated):

   Industrial, miscellaneous, and all other                   302               472               472
                                                         --------------------------------------------
Total equity securities                                       302               472               472

Mortgage loans on real estate                              13,821                              13,821
Real estate                                                43,520                              43,520
Policy loans                                              285,178                             285,178
Cash and short-term investments                           141,080                             141,080
Other invested assets                                      19,558                              19,558
                                                         --------                            --------
Total investments                                        $581,948                            $582,118
                                                         ========                            ========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.


0110-0237837                                                                  33

                   Western Reserve Life Assurance Co. of Ohio

                       Supplementary Insurance Information

                             (Dollars in Thousands)

SCHEDULE III

                                                                                                       BENEFITS,
                                                                                                        CLAIMS,
                                 FUTURE POLICY     POLICY AND                           NET            LOSSES AND         OTHER
                                 BENEFITS AND      CONTRACT          PREMIUM         INVESTMENT        SETTLEMENT        OPERATING
                                   EXPENSES       LIABILITIES        REVENUE           INCOME*          EXPENSES         EXPENSES*
                                 -------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
Individual life                   $386,965         $ 14,219         $  652,626         $14,014          $  167,912       $216,211
Group life                          12,222              135                772             731               1,226            535
Annuity                            336,587                4            625,117          29,679             802,630         89,355
                                  -----------------------------------------------------------------------------------------------
                                  $735,774         $ 14,358         $1,278,515         $44,424          $  971,768       $306,101
                                  ===============================================================================================

YEAR ENDED DECEMBER 31, 2000
Individual life                   $389,458         $ 13,349         $  741,090         $13,430          $  267,540       $310,243
Group life                          11,237              100                847             936               1,413            580
Annuity                            259,199               25          1,554,430          33,501             814,734        149,541
                                  -----------------------------------------------------------------------------------------------
                                  $659,894         $ 13,474         $2,296,367         $47,867          $1,083,687       $460,364
                                  ===============================================================================================

YEAR ENDED DECEMBER 31, 1999
Individual life                   $291,106         $  9,152         $  583,656         $10,754          $  178,237       $261,284
Group life                          11,032              100              1,073             706               1,437            599
Annuity                            268,864               17          1,104,525          28,129             651,520        116,006
                                  -----------------------------------------------------------------------------------------------
                                  $571,002         $  9,269         $1,689,254         $39,589          $  831,194       $377,889
                                  ===============================================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.


0110-0237837                                                                  34

                   Western Reserve Life Assurance Co. of Ohio

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                                              ASSUMED                            PERCENTAGE OF
                                                             CEDED TO          FROM                                 AMOUNT
                                          GROSS                OTHER           OTHER               NET            ASSUMED TO
                                          AMOUNT             COMPANIES        COMPANIES          AMOUNT               NET
                                        --------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
Life insurance in force                 $78,786,575          $17,837,374          $ --          $60,949,201           0.0%
                                        ======================================================================================

Premiums:
 Individual life                        $   684,987          $    32,361          $ --          $   652,626           0.0%
 Group life                                   1,030                  258            --                  772           0.0
 Annuity                                    683,703               58,586            --              625,117           0.0
                                        -------------------------------------------------------------------------------------
                                        $ 1,369,720          $    91,205          $ --          $ 1,278,515           0.0%
                                        =====================================================================================

YEAR ENDED DECEMBER 31, 2000
Life insurance in force                 $76,903,969          $14,753,778          $ --          $62,150,191           0.0%
                                        =====================================================================================

Premiums:
 Individual life                        $   774,550          $    33,460          $ --          $   741,090           0.0%
 Group life                                   1,100                  253            --                  847           0.0
 Annuity                                  1,609,484               55,054            --            1,554,430           0.0
                                        -------------------------------------------------------------------------------------
                                        $ 2,385,134          $    88,767          $ --          $ 2,296,367           0.0%
                                        =====================================================================================

YEAR ENDED DECEMBER 31, 1999
Life insurance in force                 $63,040,741          $11,297,250          $ --          $51,743,491           0.0%
                                        =====================================================================================

Premiums:
Individual life                         $   604,628          $    20,972          $ --          $   583,656           0.0%
Group life                                    1,383                  310            --                1,073           0.0
Annuity                                   1,142,254               37,729            --            1,104,525           0.0
                                        -------------------------------------------------------------------------------------
                                        $ 1,748,265          $    59,011          $ --          $ 1,689,254           0.0%
                                        =====================================================================================


0110-0237837                                                                  35

                                    PART II.
                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                   STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

                    SECTION 1701.13 AUTHORITY OF CORPORATION

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

         (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

         (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

         (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

         (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

         (c) By the shareholders;

         (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and
(2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

         (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

         (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

         (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions
(E)(5), (6), or (7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

          Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                   ARTICLE V

         Indemnification of Directors and Officers

         Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet
The Prospectus, consisting of 86 pages
The undertaking to file reports

Representation Pursuant to Section 26(f)(2)(A)

The statement with respect to indemnification
The Rule 484 undertaking
The signatures

Written consent of the following persons:

         (a)  Sutherland Asbill & Brennan LLP
         (b)  Ernst & Young LLP
         (c)  Kenneth Turnquist
         (d)  Thomas E. Pierpan

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

         A. (1) Resolution of the Board of Directors of Western Reserve establishing the Separate Account *
                  (2) Not Applicable
                  (3)      (a) Principal Underwriting Agreement *
                           (b) Selected Broker Agreement *
                  (4) Not Applicable
                  (5)      (a) Specimen Variable Adjustable Life Insurance
                           Policy *
                           (b)      Amendatory Endorsement @
                  (6) (a) Second Amended Articles of Incorporation of Western Reserve **
                           (b) Amended Code of Regulations (By-Laws) of Western Reserve **
                  (7) Not Applicable
                  (8) (a) Participation Agreement regarding BT Insurance Funds Trust ***
                           (b)(i) Participation Agreement regarding Fidelity Variable Insurance Products Fund *****
                           (b)(ii) Participation Agreement regarding Fidelity Variable Insurance Products Fund II *****
                           (b)(iii) Participation Agreement regarding Fidelity Variable Insurance Products Fund III *****
                           (c) Participation Agreement regarding PIMCO Variable Insurance Trust *****
                           (d) Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. *****
                           (e) Participation Agreement regarding Janus Aspen Series *****
                           (f) Participation Agreement regarding INVESCO Variable Investment Funds, Inc. ****
                           (g) Participation Agreement regarding Universal Institutional Funds, Inc. @
                           (h) Participation Agreement regarding Vanguard Variable Insurance Funds @@
                           (i) Participation Agreement regarding Royce Capital Fund
                  (9) Not Applicable
                  (10) Application for Variable Adjustable Life Insurance
                  Policy *
                  (11) Memorandum describing issuance, transfer and redemption procedures ***

2. Opinion of Counsel as to the legality of the securities being registered *

3. Not Applicable

4. Not Applicable

5. Opinion and consent as to actuarial matters pertaining to the securities being registered

6. Consent of Sutherland Asbill & Brennan LLP

7. Consent of Ernst & Young LLP

8.(a) Powers of Attorney ***

8.(b) Power of attorney for Jerome C. Vahl ******

---------------
* Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).

**       Incorporated herein by reference to Post-Effective Amendment No. 11 to
Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

***      Incorporated herein by reference to Pre-Effective Amendment No. 1 to
Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)

****     Incorporated herein by reference to Post-Effective Amendment No. 4 to
Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)

*****    Incorporated herein by reference to Post-Effective Amendment No. 3 to
Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

******   Incorporated herein by reference to Post-Effective Amendment No. 5 to
Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)

@        Incorporated herein by reference to Post-Effective Amendment No. 6 to
Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

@@       Incorporated herein by reference to Post-Effective Amendment No. 8 to
Form S-6 registration statement filed November 28, 2001. (File No. 333-57681)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Corporate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg and State of Florida this 26th day of April, 2002.



(SEAL)                               WRL SERIES LIFE CORPORATE ACCOUNT
                                     ------------------------------------------
                                     Registrant



                                     WESTERN RESERVE LIFE
                                     ASSURANCE CO. OF OHIO
                                     ------------------------------------------
                                     Depositor

ATTEST:



/s/ Priscilla I. Hechler             By: /s/ John R. Kenney
--------------------------              ----------------------------------------
Priscilla I. Hechler                    John R. Kenney
Assistant Vice President                Chairman of the Board
and Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              Signature and Title                                 Date
              -------------------                                 ----


/s/ John R. Kenney                                           April 26, 2002
-----------------------------------------------
John R. Kenney, Chairman of the
Board



/s/ Michael W. Kirby                                         April 26, 2002
-----------------------------------------------
Michael W. Kirby, Chief
Executive Officer**


/s/ Allan J. Hamilton                                        April, 26, 2002
-----------------------------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller



/s/ Alan M. Yaeger                                           April 26, 2002
-----------------------------------------------
Alan M. Yaeger, Executive Vice
President, Actuary and Chief Financial Officer*



---------------
*Principal Financial Officer

/s/ Jerome C. Vahl                                          April 26, 2002
------------------------------------------------
Jerome C. Vahl, Director and
President


/s/ Jack E. Zimmerman                                       April 26, 2002
-----------------------------------------------
Jack E. Zimmerman, Director**


/s/ James R. Walker                                         April 26, 2002
-----------------------------------------------
James R. Walker,* Director


**/s/ Priscilla I. Hechler
-----------------------------------------------
       Signed by:  Priscilla I. Hechler
            as Attorney-in-fact

EXHIBITS LIST


1.A.(8)(i)  Participation Agreement regarding Royce Capital Fund
5.          Opinion and consent as to actuarial matters
6.          Consent of Sutherland Asbill & Brennan LLP
7.          Consent of Ernst & Young LLP